                                                    (RIVERSOURCE INSURANCE LOGO)



RIVERSOURCE(R)

SINGLE PREMIUM VARIABLE LIFE INSURANCE







2009 ANNUAL REPORT



                                                                          (LOGO)
S-6199 M (4/10)                    Issued by: RiverSource Life Insurance Company

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY
We have audited the accompanying individual statements of assets and liabilities of the divisions of RiverSource Variable Life Separate Account - RiverSource(R) Single Premium Variable Life Insurance (the Account) sponsored by RiverSource Life Insurance Company, referred to in Note 1, as of December 31, 2009, and the related statements of operations and changes in net assets for the periods disclosed in the financial statements. These financial statements are the responsibility of the management of RiverSource Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform audits of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the affiliated and unaffiliated mutual fund managers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual financial position of the divisions of RiverSource Variable Life Separate Account - RiverSource(R) Single Premium Variable Life Insurance, referred to in Note 1, at December 31, 2009, and the individual results of their operations and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.

                                             (Ernst & Young LLP Signature)

Minneapolis, Minnesota

April 23, 2010


--------------------------------------------------------------------------------
      RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  1

STATEMENTS OF ASSETS AND LIABILITIES

                                                    INVESCO       INVESCO        INVESCO        INVESCO        INVESCO
                                                 VI CAP APPR,   VI CAP DEV,      VI DYN,     VI FIN SERV,   VI INTL GRO,
DEC. 31, 2009                                       SER II         SER II         SER I          SER I         SER II
 ASSETS
Investments, at fair value(1),(2)                 $7,674,624     $3,380,172       $669,699    $3,787,253    $109,055,049
Dividends receivable                                      --             --             --            --              --
Accounts receivable from RiverSource Life for
  contract purchase payments                           1,437          1,604             --             4          33,423
Receivable for share redemptions                       5,844          2,590          5,056         4,002          81,277
------------------------------------------------------------------------------------------------------------------------
Total assets                                       7,681,905      3,384,366        674,755     3,791,259     109,169,749
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       5,844          2,590            511         2,810          81,277
  Minimum death benefit guarantee risk charge             --             --             --            --              --
  Contract terminations                                   --             --          4,545         1,192              --
Payable for investments purchased                      1,437          1,604             --             4          33,423
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      7,281          4,194          5,056         4,006         114,700
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period                 7,674,624      3,380,172        669,699     3,787,253     109,055,049
Net assets applicable to seed money                       --             --             --            --              --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $7,674,624     $3,380,172       $669,699    $3,787,253    $109,055,049
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                383,731        307,568         47,062       742,599       4,254,977
(2) Investments, at cost                          $8,789,707     $4,237,511       $675,604    $4,803,760    $ 98,558,955
------------------------------------------------------------------------------------------------------------------------


                                                    INVESCO        AB VPS        AB VPS         AB VPS          AC VP
                                                   VI TECH,      GRO & INC,     INTL VAL,     LG CAP GRO,       INTL,
DEC. 31, 2009 (CONTINUED)                            SER I          CL B          CL B           CL B           CL II
 ASSETS
Investments, at fair value(1),(2)                 $3,444,043    $14,488,061   $107,297,138    $1,793,296      $7,855,333
Dividends receivable                                      --             --             --            --              --
Accounts receivable from RiverSource Life for
  contract purchase payments                             254             65         39,300           223              --
Receivable for share redemptions                       2,538         25,599         80,881         1,342           6,262
------------------------------------------------------------------------------------------------------------------------
Total assets                                       3,446,835     14,513,725    107,417,319     1,794,861       7,861,595
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       2,539         11,067         80,881         1,342           6,061
  Minimum death benefit guarantee risk charge             --             --             --            --              --
  Contract terminations                                   --         14,532             --            --             201
Payable for investments purchased                        254             65         39,300           223              --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                      2,793         25,664        120,181         1,565           6,262
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period                 3,444,042     14,488,061    107,297,138     1,793,296       7,855,333
Net assets applicable to seed money                       --             --             --            --              --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                  $3,444,042    $14,488,061   $107,297,138    $1,793,296      $7,855,333
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                261,110        960,747      7,379,446        72,544       1,017,530
(2) Investments, at cost                          $2,953,558    $20,998,594   $116,684,891    $1,684,668      $8,207,637
------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
2  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                     AC VP        CALVERT        COL HI          CS           EV VT
                                                     VAL,        VS SOCIAL     YIELD, VS     COMMODITY    FLOATING-RATE
DEC. 31, 2009 (CONTINUED)                            CL II          BAL           CL B         RETURN          INC
 ASSETS
Investments, at fair value(1),(2)                 $18,655,198    $6,786,209    $5,534,478   $11,392,421    $53,480,440
Dividends receivable                                       --            --            --     1,106,430        201,063
Accounts receivable from RiverSource Life for
  contract purchase payments                               --            --         3,998            --         21,827
Receivable for share redemptions                       24,569         8,351         4,153        15,768         39,749
-----------------------------------------------------------------------------------------------------------------------
Total assets                                       18,679,767     6,794,560     5,542,629    12,514,619     53,743,079
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       14,405         5,079         4,153         8,385         39,748
  Minimum death benefit guarantee risk charge              --            --            --            --             --
  Contract terminations                                10,164         3,272            --         7,383             --
Payable for investments purchased                          --            --         3,998     1,106,430        222,891
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      24,569         8,351         8,151     1,122,198        262,639
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period                 18,655,198     6,786,209     5,534,478    11,392,421     53,480,440
Net assets applicable to seed money                        --            --            --            --             --
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                  $18,655,198    $6,786,209    $5,534,478   $11,392,421    $53,480,440
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                               3,526,502     4,426,751       567,639     1,487,261      5,909,441
(2) Investments, at cost                          $24,968,100    $7,829,624    $5,390,868   $15,358,382    $50,531,966
-----------------------------------------------------------------------------------------------------------------------


                                                     EG VA        FID VIP       FID VIP       FID VIP        FID VIP
                                                  FUNDAMENTAL   CONTRAFUND,    GRO & INC,     MID CAP,      OVERSEAS,
DEC. 31, 2009 (CONTINUED)                        LG CAP, CL 2    SERV CL 2     SERV CL 2     SERV CL 2      SERV CL 2
 ASSETS
Investments, at fair value(1),(2)                 $13,136,795   $86,835,987   $23,269,058   $84,273,744    $13,877,009
Dividends receivable                                       --            --            --            --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                            7,687        20,427         3,946        35,747         10,994
Receivable for share redemptions                       10,109        64,893        17,794        64,259         10,586
-----------------------------------------------------------------------------------------------------------------------
Total assets                                       13,154,591    86,921,307    23,290,798    84,373,750     13,898,589
-----------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                        9,714        64,893        17,794        64,259         10,586
  Minimum death benefit guarantee risk charge              --            --            --            --             --
  Contract terminations                                   395            --            --            --             --
Payable for investments purchased                       7,687        20,427         3,946        35,747         10,994
-----------------------------------------------------------------------------------------------------------------------
Total liabilities                                      17,796        85,320        21,740       100,006         21,580
-----------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period                 13,136,795    86,835,987    23,269,058    84,273,744     13,877,009
Net assets applicable to seed money                        --            --            --            --             --
-----------------------------------------------------------------------------------------------------------------------
Total net assets                                  $13,136,795   $86,835,987   $23,269,058   $84,273,744    $13,877,009
-----------------------------------------------------------------------------------------------------------------------
(1) Investment shares                                 770,035     4,279,743     2,134,776     3,357,520        930,094
(2) Investments, at cost                          $12,590,995   $94,902,318   $28,447,229   $94,662,468    $16,768,680
-----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
      RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  3

STATEMENTS OF ASSETS AND LIABILITIES

                                              FTVIPT FRANK     FTVIPT FRANK       FTVIPT          GS VIT          GS VIT
                                            GLOBAL REAL EST,    SM CAP VAL,   MUTUAL SHARES    MID CAP VAL,    STRUCTD U.S.
DEC. 31, 2009 (CONTINUED)                         CL 2             CL 2         SEC, CL 2          INST          EQ, INST
 ASSETS
Investments, at fair value(1),(2)              $44,680,705      $34,434,715     $17,966,415    $126,835,271     $36,440,536
Dividends receivable                                    --               --              --              --              --
Accounts receivable from RiverSource Life
  for contract purchase payments                     2,032            4,629              --          17,993             941
Receivable for share redemptions                    49,599           34,470          16,970         125,648          34,910
---------------------------------------------------------------------------------------------------------------------------
Total assets                                    44,732,336       34,473,814      17,983,385     126,978,912      36,476,387
---------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                    33,718           26,079          13,484          95,256          27,523
  Minimum death benefit guarantee risk
  charge                                                --               --              --              --              --
  Contract terminations                             15,881            8,391           3,486          30,392           7,387
Payable for investments purchased                    2,032            4,629              --          17,993             941
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   51,631           39,099          16,970         143,641          35,851
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period              44,680,705       34,434,715      17,966,415     126,835,271      36,440,536
Net assets applicable to seed money                     --               --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Total net assets                               $44,680,705      $34,434,715     $17,966,415    $126,835,271     $36,440,536
---------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                            4,091,640        2,696,532       1,232,264      11,174,914       3,835,846
(2) Investments, at cost                       $82,462,774      $38,427,731     $21,300,380    $153,005,525     $45,743,110
---------------------------------------------------------------------------------------------------------------------------


                                               JANUS ASPEN      JANUS ASPEN    JANUS ASPEN          MFS             MFS
                                              GLOBAL TECH,        JANUS,        OVERSEAS,     INV GRO STOCK,     NEW DIS,
DEC. 31, 2009 (CONTINUED)                         SERV             SERV            SERV           SERV CL         SERV CL
 ASSETS
Investments, at fair value(1),(2)              $10,742,576     $113,948,481    $100,207,524    $155,670,530     $18,294,985
Dividends receivable                                    --               --              --              --              --
Accounts receivable from RiverSource Life
  for contract purchase payments                     5,569           48,122           9,740          54,657           5,434
Receivable for share redemptions                     8,596           84,882         115,352         116,033          13,804
---------------------------------------------------------------------------------------------------------------------------
Total assets                                    10,756,741      114,081,485     100,332,616     155,841,220      18,314,223
---------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                     7,962           84,882          74,951         116,033          13,664
  Minimum death benefit guarantee risk
  charge                                                --               --              --              --              --
  Contract terminations                                634               --          40,400              --             141
Payable for investments purchased                    5,569           48,122           9,740          54,657           5,434
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   14,165          133,004         125,091         170,690          19,239
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period              10,742,576      113,948,481     100,207,525     155,670,530      18,294,984
Net assets applicable to seed money                     --               --              --              --              --
---------------------------------------------------------------------------------------------------------------------------
Total net assets                               $10,742,576     $113,948,481    $100,207,525    $155,670,530     $18,294,984
---------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                            2,361,006        5,397,844       2,222,882      16,181,968       1,401,915
(2) Investments, at cost                       $10,373,562     $113,927,374    $ 85,148,195    $129,737,127     $18,781,136
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
4  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                   MFS          OPPEN GLOBAL   OPPEN MAIN    OPPEN GLOBAL     PIMCO VIT
                                                UTILITIES,         SEC VA,      ST SM CAP   STRATEGIC INC    ALL ASSET,
DEC. 31, 2009 (CONTINUED)                        SERV CL            SERV        VA, SERV       VA, SERV      ADVISOR CL
 ASSETS
Investments, at fair value(1),(2)              $17,698,231       $4,703,363    $5,677,410    $154,952,698    $90,029,768
Dividends receivable                                    --               --            --              --             --
Accounts receivable from RiverSource Life
  for contract purchase payments                    31,357           24,217         1,022          64,057         33,004
Receivable for share redemptions                    13,157            3,468         4,314         115,962         67,066
------------------------------------------------------------------------------------------------------------------------
Total assets                                    17,742,745        4,731,048     5,682,746     155,132,717     90,129,838
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                    13,157            3,468         4,269         115,962         67,066
  Minimum death benefit guarantee risk
  charge                                                --               --            --              --             --
  Contract terminations                                 --               --            45              --             --
Payable for investments purchased                   31,357           24,217         1,022          64,057         33,004
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   44,514           27,685         5,336         180,019        100,070
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period              17,698,231        4,703,363     5,677,410     154,952,698     90,029,768
Net assets applicable to seed money                     --               --            --              --             --
------------------------------------------------------------------------------------------------------------------------
Total net assets                               $17,698,231       $4,703,363    $5,677,410    $154,952,698    $90,029,768
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              781,379          178,971       397,578      28,801,617      8,574,264
(2) Investments, at cost                       $20,249,375       $5,118,872    $5,987,917    $153,833,992    $93,062,883
------------------------------------------------------------------------------------------------------------------------


                                                  PUT VT           PUT VT        PUT VT          DISC           DISC
                                            GLOBAL HLTH CARE,     INTL EQ,       VISTA,      ASSET ALLOC,   ASSET ALLOC,
DEC. 31, 2009 (CONTINUED)                         CL IB             CL IB         CL IB          AGGR          CONSERV
 ASSETS
Investments, at fair value(1),(2)               $3,582,550       $2,685,126    $5,916,711      $5,493,241     $2,573,051
Dividends receivable                                    --               --            --              --             --
Accounts receivable from RiverSource Life
  for contract purchase payments                     1,404               --           215           3,989         77,365
Receivable for share redemptions                     2,705            7,065         4,520              --             --
------------------------------------------------------------------------------------------------------------------------
Total assets                                     3,586,659        2,692,191     5,921,446       5,497,230      2,650,416
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                     2,705            2,056         4,477           4,152          1,934
  Minimum death benefit guarantee risk
  charge                                                --               --            --              --             --
  Contract terminations                                 --            5,009            42              --             --
Payable for investments purchased                    1,404               --           215              --             --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    4,109            7,065         4,734           4,152          1,934
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period               3,582,550        2,685,023     5,916,712       5,493,078      2,648,393
Net assets applicable to seed money                     --              103            --              --             89
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $3,582,550       $2,685,126    $5,916,712      $5,493,078     $2,648,482
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              294,618          242,340       513,158         627,541        261,319
(2) Investments, at cost                        $3,497,067       $3,547,460    $6,361,509      $4,993,285     $2,318,966
------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
      RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  5

STATEMENTS OF ASSETS AND LIABILITIES

                                                    DISC           DISC           DISC         VP DAVIS         VP GS
                                                ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,    NY VENTURE,   MID CAP VAL,
DEC. 31, 2009 (CONTINUED)                            MOD         MOD AGGR      MOD CONSERV       CL 3           CL 3
 ASSETS
Investments, at fair value(1),(2)                $12,618,008    $14,483,253     $4,733,543   $124,950,187       $573,250
Dividends receivable                                      --             --             --             --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                         109,431         31,733             --         58,322             --
Receivable for share redemptions                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
Total assets                                      12,727,439     14,514,986      4,733,543    125,008,509        573,250
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                       9,176         10,639          3,571         93,153            436
  Minimum death benefit guarantee risk charge             --             --             --             --             --
  Contract terminations                                4,550             --            264             --            390
Payable for investments purchased                         --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     13,726         10,639          3,835         93,153            826
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period                12,713,713     14,504,347      4,729,708    124,915,356        572,317
Net assets applicable to seed money                       --             --             --             --            107
------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $12,713,713    $14,504,347     $4,729,708   $124,915,356       $572,424
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              1,377,594      1,614,693        500,550     13,948,942         62,484
(2) Investments, at cost                         $11,901,705    $13,495,131     $4,323,155   $115,906,813       $548,327
------------------------------------------------------------------------------------------------------------------------


                                                  VP PTNRS        RVS VP         RVS VP         RVS VP         RVS VP
                                                 SM CAP VAL,       BAL,        CASH MGMT,      DIV BOND,     DIV EQ INC,
DEC. 31, 2009 (CONTINUED)                           CL 3           CL 3           CL 3           CL 3           CL 3
 ASSETS
Investments, at fair value(1),(2)                $90,191,705   $171,946,757    $90,741,516   $381,337,546   $365,443,749
Dividends receivable                                      --             --             24             --             --
Accounts receivable from RiverSource Life for
  contract purchase payments                          45,787         31,669         32,709        125,307         50,374
Receivable for share redemptions                          --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
Total assets                                      90,237,492    171,978,426     90,774,249    381,462,853    365,494,123
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                      67,366        127,040         69,210        284,469        273,974
  Minimum death benefit guarantee risk charge             --          1,112            105            278             --
  Contract terminations                                   --         87,270         37,440         57,730         85,944
Payable for investments purchased                         --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                     67,366        215,422        106,755        342,477        359,918
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period                90,170,126    171,763,004     90,667,494    381,120,376    365,134,205
Net assets applicable to seed money                       --             --             --             --             --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                 $90,170,126   $171,763,004    $90,667,494   $381,120,376   $365,134,205
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              7,354,131     13,990,554     90,741,516     35,436,308     32,418,733
(2) Investments, at cost                         $87,617,654   $197,434,760    $90,701,545   $368,931,331   $412,647,892
------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
6  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES

                                                RVS VP         RVS VP           RVS VP             RVS VP          RVS VP
                                                DYN EQ,     GLOBAL BOND,   GLOBAL INFLATION    HI YIELD BOND,     INC OPP,
DEC. 31, 2009 (CONTINUED)                        CL 3           CL 3        PROT SEC, CL 3          CL 3            CL 3
 ASSETS
Investments, at fair value(1),(2)            $261,670,413   $109,701,043     $120,912,475       $65,258,370     $99,041,498
Dividends receivable                                   --             --               --                --              --
Accounts receivable from RiverSource Life
  for contract purchase payments                   73,589         33,253           58,358            20,200          29,385
Receivable for share redemptions                       --             --               --                --              --
---------------------------------------------------------------------------------------------------------------------------
Total assets                                  261,744,002    109,734,296      120,970,833        65,278,570      99,070,883
---------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                  197,004         81,740           90,043            49,744          73,665
  Minimum death benefit guarantee risk
  charge                                              322             --               --                --              --
  Contract terminations                           292,656             --               --            45,409           9,927
Payable for investments purchased                      --             --               --                --              --
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                 489,982         81,740           90,043            95,153          83,592
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period            261,254,020    109,652,556      120,880,790        65,183,417      98,987,291
Net assets applicable to seed money                    --             --               --                --              --
---------------------------------------------------------------------------------------------------------------------------
Total net assets                             $261,254,020   $109,652,556     $120,880,790       $65,183,417     $98,987,291
---------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                          15,891,628      9,541,286       12,858,694         9,731,146       9,245,220
(2) Investments, at cost                     $323,021,032   $105,508,791     $124,621,248       $62,464,574     $87,844,414
---------------------------------------------------------------------------------------------------------------------------


                                                RVS VP         RVS VP           RVS VP             RVS VP          SEL VP
                                             MID CAP GRO,   MID CAP VAL,       S&P 500,       SHORT DURATION,       GRO,
DEC. 31, 2009 (CONTINUED)                        CL 3           CL 3             CL 3               CL 3            CL 3
 ASSETS
Investments, at fair value(1),(2)             $13,986,824    $ 9,898,831      $40,727,069       $61,368,272     $45,451,130
Dividends receivable                                   --             --               --                --              --
Accounts receivable from RiverSource Life
  for contract purchase payments                    7,334              8           17,838             8,155          15,392
Receivable for share redemptions                       --             --               --                --              --
---------------------------------------------------------------------------------------------------------------------------
Total assets                                   13,994,158      9,898,839       40,744,907        61,376,427      45,466,522
---------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                   10,455          7,454           30,397            45,755          34,265
  Minimum death benefit guarantee risk
  charge                                               --             --               --               128              --
  Contract terminations                                --          4,421               --             9,636          34,563
Payable for investments purchased                      --             --               --                --              --
---------------------------------------------------------------------------------------------------------------------------
Total liabilities                                  10,455         11,875           30,397            55,519          68,828
---------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period             13,983,703      9,886,964       40,714,510        61,320,908      45,397,694
Net assets applicable to seed money                    --             --               --                --              --
---------------------------------------------------------------------------------------------------------------------------
Total net assets                              $13,983,703    $ 9,886,964      $40,714,510       $61,320,908     $45,397,694
---------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                           1,215,607      1,107,515        5,425,688         6,034,791       7,808,196
(2) Investments, at cost                      $13,642,073    $11,744,096      $41,445,638       $61,526,891     $49,594,878
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
      RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  7

STATEMENTS OF ASSETS AND LIABILITIES

                                                  SEL VP        SEL VP         THDL VP        THDL VP        VANK LIT
                                               LG CAP VAL,    SM CAP VAL,    EMER MKTS,      INTL OPP,       COMSTOCK,
DEC. 31, 2009 (CONTINUED)                          CL 3          CL 3           CL 3           CL 3            CL II
 ASSETS
Investments, at fair value(1),(2)               $1,401,370    $14,614,625    $91,321,694   $117,170,680     $45,309,456
Dividends receivable                                    --             --             --             --              --
Accounts receivable from RiverSource Life for
  contract purchase payments                           339          3,343         13,851         59,303          25,667
Receivable for share redemptions                        --             --             --             --          33,782
------------------------------------------------------------------------------------------------------------------------
Total assets                                     1,401,709     14,617,968     91,335,545    117,229,983      45,368,905
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                     1,149         10,919         68,131         87,881          33,782
  Minimum death benefit guarantee risk charge           --             --             --             --              --
  Contract terminations                                 --            213             --        103,758              --
Payable for investments purchased                       --             --             --             --          25,667
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                    1,149         11,132         68,131        191,639          59,449
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period               1,400,560     14,606,836     91,267,414    117,038,344      45,309,456
Net assets applicable to seed money                     --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------
Total net assets                                $1,400,560    $14,606,836    $91,267,414   $117,038,344     $45,309,456
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                              168,557      1,609,959      6,008,214     10,883,190       4,486,085
(2) Investments, at cost                        $1,314,935    $18,618,840    $83,440,202   $ 97,052,357     $47,986,838
------------------------------------------------------------------------------------------------------------------------


                                                 VANK UIF      VANK UIF                                       WF ADV
                                               GLOBAL REAL   MID CAP GRO,      WANGER         WANGER      VT INDEX ASSET
DEC. 31, 2009 (CONTINUED)                       EST, CL II       CL II          INTL            USA            ALLOC
 ASSETS
Investments, at fair value(1),(2)              $23,757,471     $4,214,615   $135,403,781   $118,385,204      $3,877,943
Dividends receivable                                    --             --             --             --              --
Accounts receivable from RiverSource Life for
  contract purchase payments                         4,679             --         27,977         29,056              --
Receivable for share redemptions                    36,463          7,677        146,670        129,890          13,611
------------------------------------------------------------------------------------------------------------------------
Total assets                                    23,798,613      4,222,292    135,578,428    118,544,150       3,891,554
------------------------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                    17,673          3,134        101,634         88,891           2,954
  Minimum death benefit guarantee risk charge           --             --             --             --              --
  Contract terminations                             18,790          4,543         45,036         41,000          10,656
Payable for investments purchased                    4,679             --         27,977         29,056              --
------------------------------------------------------------------------------------------------------------------------
Total liabilities                                   41,142          7,677        174,647        158,947          13,610
------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life
  contracts in accumulation period              23,757,471      4,214,615    135,403,781    118,385,203       3,877,944
Net assets applicable to seed money                     --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------
Total net assets                               $23,757,471     $4,214,615   $135,403,781   $118,385,203      $3,877,944
------------------------------------------------------------------------------------------------------------------------
(1) Investment shares                            3,077,393        464,165      4,562,122      4,312,758         368,276
(2) Investments, at cost                       $24,000,094     $4,617,342   $122,991,397   $117,124,293      $4,607,765
------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
8  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENT OF ASSETS AND LIABILITIES

                                                                     WF ADV       WF ADV        WF ADV
                                                                     VT INTL        VT        VT SM CAP
DEC. 31, 2009 (CONTINUED)                                             CORE          OPP          GRO
 ASSETS
Investments, at fair value(1),(2)                                  $1,077,978   $2,849,333   $10,068,529
Dividends receivable                                                       --           --            --
Accounts receivable from RiverSource Life for contract purchase
  payments                                                                 --           --         1,374
Receivable for share redemptions                                        1,277        6,278         7,881
--------------------------------------------------------------------------------------------------------
Total assets                                                        1,079,255    2,855,611    10,077,784
--------------------------------------------------------------------------------------------------------

 LIABILITIES
Payable to RiverSource Life for:
  Mortality and expense risk fee                                          838        2,181         7,601
  Minimum death benefit guarantee risk charge                              --           --            --
  Contract terminations                                                   439        4,097           280
Payable for investments purchased                                          --           --         1,374
--------------------------------------------------------------------------------------------------------
Total liabilities                                                       1,277        6,278         9,255
--------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation
  period                                                            1,077,978    2,849,333    10,068,529
Net assets applicable to seed money                                        --           --            --
--------------------------------------------------------------------------------------------------------
Total net assets                                                   $1,077,978   $2,849,333   $10,068,529
--------------------------------------------------------------------------------------------------------
(1) Investment shares                                                 214,310      189,829     1,585,595
(2) Investments, at cost                                           $1,647,347   $3,399,026   $11,245,318
--------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
      RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  9

STATEMENTS OF OPERATIONS

                                                    INVESCO       INVESCO       INVESCO        INVESCO        INVESCO
                                                 VI CAP APPR,   VI CAP DEV,     VI DYN,     VI FIN SERV,    VI INTL GRO,
YEAR ENDED DEC. 31, 2009                            SER II         SER II        SER I          SER I          SER II
 INVESTMENT INCOME
Dividend income                                     $  19,109     $      --      $     --    $  104,961     $ 1,296,496
Variable account expenses                              61,096        26,482         5,608        25,488         614,792
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                       (41,987)      (26,482)       (5,608)       79,473         681,704
------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                               989,356       557,149       272,945       681,495       3,680,319
    Cost of investments sold                        1,358,363       872,603       361,268     1,196,984       4,249,284
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        (369,007)     (315,454)      (88,323)     (515,489)       (568,965)
Distributions from capital gains                           --            --            --            --              --
Net change in unrealized appreciation or
  depreciation of investments                       1,663,334     1,360,712       305,410     1,291,119      23,349,162
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      1,294,327     1,045,258       217,087       775,630      22,780,197
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  $1,252,340    $1,018,776      $211,479    $  855,103     $23,461,901
------------------------------------------------------------------------------------------------------------------------


                                                    INVESCO        AB VPS        AB VPS        AB VPS          AC VP
                                                   VI TECH,      GRO & INC,    INTL VAL,     LG CAP GRO,       INTL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 SER I          CL B          CL B          CL B           CL II
 INVESTMENT INCOME
Dividend income                                      $     --   $   471,124   $ 1,037,733      $     --       $ 131,768
Variable account expenses                              18,077       118,771       845,688        11,320          61,464
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                       (18,077)      352,353       192,045       (11,320)         70,304
------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                               212,644     2,194,663    22,235,104       389,696       1,173,527
    Cost of investments sold                          214,598     3,708,912    28,676,830       448,462       1,494,967
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                          (1,954)   (1,514,249)   (6,441,726)      (58,766)       (321,440)
Distributions from capital gains                           --            --            --            --              --
Net change in unrealized appreciation or
  depreciation of investments                         936,323     3,525,566    37,833,808       480,990       2,213,344
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                        934,369     2,011,317    31,392,082       422,224       1,891,904
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    $916,292   $ 2,363,670   $31,584,127      $410,904      $1,962,208
------------------------------------------------------------------------------------------------------------------------


                                                     AC VP        CALVERT        COL HI          CS            EV VT
                                                     VAL,        VS SOCIAL     YIELD, VS      COMMODITY    FLOATING-RATE
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 CL II          BAL           CL B         RETURN           INC
 INVESTMENT INCOME
Dividend income                                   $   873,642     $ 133,995     $ 480,569    $1,118,396     $ 1,834,141
Variable account expenses                             148,691        55,273        40,293        77,666         347,865
------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                       724,951        78,722       440,276     1,040,730       1,486,276
------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                             2,350,723     1,241,462       873,667     1,111,794       2,130,811
    Cost of investments sold                        3,574,881     1,619,458       936,416     1,671,743       2,361,659
------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (1,224,158)     (377,996)      (62,749)     (559,949)       (230,848)
Distributions from capital gains                           --            --            --            --              --
Net change in unrealized appreciation or
  depreciation of investments                       3,570,231     1,648,153     1,175,780     1,172,559      10,500,310
------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      2,346,073     1,270,157     1,113,031       612,610      10,269,462
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 $ 3,071,024    $1,348,879    $1,553,307    $1,653,340     $11,755,738
------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
10  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                                  EG VA           FID VIP        FID VIP          FID VIP         FID VIP
                                               FUNDAMENTAL      CONTRAFUND,     GRO & INC,       MID CAP,        OVERSEAS,
YEAR ENDED DEC. 31, 2009 (CONTINUED)          LG CAP, CL 2       SERV CL 2      SERV CL 2        SERV CL 2       SERV CL 2
 INVESTMENT INCOME
Dividend income                                  $ 112,157     $    902,913      $ 179,232      $   330,680       $ 235,567
Variable account expenses                           78,234          811,535        187,019          647,095         107,476
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                     33,923           91,378         (7,787)        (316,415)        128,091
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                            462,596       52,511,546      3,292,263        8,210,581       1,429,696
    Cost of investments sold                       554,084       72,564,959      4,798,691       11,452,896       2,077,417
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (91,488)     (20,053,413)    (1,506,428)      (3,242,315)       (647,721)
Distributions from capital gains                        --           21,173             --          382,404          38,794
Net change in unrealized appreciation or
  depreciation of investments                    2,809,949       44,816,848      6,424,312       26,807,024       3,289,451
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   2,718,461       24,784,608      4,917,884       23,947,113       2,680,524
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $2,752,384     $ 24,875,986     $4,910,097      $23,630,698      $2,808,615
---------------------------------------------------------------------------------------------------------------------------


                                              FTVIPT FRANK     FTVIPT FRANK       FTVIPT          GS VIT          GS VIT
                                            GLOBAL REAL EST,    SM CAP VAL,   MUTUAL SHARES    MID CAP VAL,    STRUCTD U.S.
YEAR ENDED DEC. 31, 2009 (CONTINUED)              CL 2             CL 2         SEC, CL 2          INST          EQ, INST
 INVESTMENT INCOME
Dividend income                                $ 4,975,997       $  523,652      $ 293,089      $ 2,003,977      $  681,317
Variable account expenses                          348,169          280,829        134,473          999,985         310,227
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  4,627,828          242,823        158,616        1,003,992         371,090
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          7,828,313        7,087,151      1,502,499       21,455,749       9,173,553
    Cost of investments sold                    17,587,883        9,360,183      2,069,613       31,041,746      13,356,484
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   (9,759,570)      (2,273,032)      (567,114)      (9,585,997)     (4,182,931)
Distributions from capital gains                        --        1,442,067             --               --              --
Net change in unrealized appreciation or
  depreciation of investments                   11,978,968        8,453,605      3,956,088       40,332,204      10,054,156
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   2,219,398        7,622,640      3,388,974       30,746,207       5,871,225
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $ 6,847,226       $7,865,463     $3,547,590      $31,750,199     $ 6,242,315
---------------------------------------------------------------------------------------------------------------------------


                                               JANUS ASPEN      JANUS ASPEN    JANUS ASPEN          MFS             MFS
                                              GLOBAL TECH,        JANUS,        OVERSEAS,     INV GRO STOCK,     NEW DIS,
YEAR ENDED DEC. 31, 2009 (CONTINUED)              SERV             SERV            SERV           SERV CL         SERV CL
 INVESTMENT INCOME
Dividend income                                  $      --       $  344,162    $   335,076      $    98,241       $      --
Variable account expenses                           73,049          781,570        744,404          710,380         131,771
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (73,049)        (437,408)      (409,328)        (612,139)       (131,771)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          1,286,323        4,049,792     16,505,858        5,189,912       2,852,285
    Cost of investments sold                     1,605,403        4,762,473     18,240,158        5,387,912       3,875,803
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (319,080)        (712,681)    (1,734,300)        (198,000)     (1,023,518)
Distributions from capital gains                        --               --      2,334,328               --              --
Net change in unrealized appreciation or
  depreciation of investments                    3,904,897       28,752,572     45,433,130       32,838,407       8,211,116
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   3,585,817       28,039,891     46,033,158       32,640,407       7,187,598
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $3,512,768      $27,602,483    $45,623,830      $32,028,268      $7,055,827
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  11

STATEMENTS OF OPERATIONS

                                                   MFS          OPPEN GLOBAL    OPPEN MAIN     OPPEN GLOBAL     PIMCO VIT
                                                UTILITIES,         SEC VA,       ST SM CAP    STRATEGIC INC    ALL ASSET,
YEAR ENDED DEC. 31, 2009 (CONTINUED)             SERV CL            SERV         VA, SERV        VA, SERV      ADVISOR CL
 INVESTMENT INCOME
Dividend income                                $   680,707       $   58,535     $   23,592     $   305,599     $ 5,539,269
Variable account expenses                          132,217           30,407         37,673       1,190,392         698,644
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    548,490           28,128        (14,081)       (884,793)      4,840,625
--------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          2,300,366          392,187        546,234      11,444,706      24,383,809
    Cost of investments sold                     3,311,362          540,984        695,642      12,590,577      27,251,555
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   (1,010,996)        (148,797)      (149,408)     (1,145,871)     (2,867,746)
Distributions from capital gains                        --           64,911             --          95,777              --
Net change in unrealized appreciation or
  depreciation of investments                    4,586,593        1,181,572      1,526,450      23,595,336      12,790,850
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   3,575,597        1,097,686      1,377,042      22,545,242       9,923,104
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    $ 4,124,087       $1,125,814     $1,362,961     $21,660,449     $14,763,729
--------------------------------------------------------------------------------------------------------------------------


                                                  PUT VT           PUT VT         PUT VT           DISC           DISC
                                            GLOBAL HLTH CARE,     INTL EQ,        VISTA,       ASSET ALLOC,   ASSET ALLOC,
YEAR ENDED DEC. 31, 2009 (CONTINUED)              CL IB             CL IB          CL IB           AGGR          CONSERV
 INVESTMENT INCOME
Dividend income                                   $357,788         $     --     $       --       $      --        $     --
Variable account expenses                           28,437           21,414         46,811          38,417          20,042
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    329,351          (21,414)       (46,811)        (38,417)        (20,042)
--------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                            740,865          507,020      1,272,935         955,514       1,348,212
    Cost of investments sold                       818,096          825,859      1,696,926         981,524       1,266,765
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                      (77,231)        (318,839)      (423,991)        (26,010)         81,447
Distributions from capital gains                        --               --             --              --              --
Net change in unrealized appreciation or
  depreciation of investments                      476,295          857,756      2,167,932       1,092,301         315,885
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                     399,064          538,917      1,743,941       1,066,291         397,332
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       $728,415         $517,503     $1,697,130      $1,027,874       $ 377,290
--------------------------------------------------------------------------------------------------------------------------


                                                   DISC             DISC           DISC          VP DAVIS         VP GS
                                               ASSET ALLOC,     ASSET ALLOC,   ASSET ALLOC,    NY VENTURE,    MID CAP VAL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               MOD            MOD AGGR      MOD CONSERV        CL 3           CL 3
 INVESTMENT INCOME
Dividend income                                  $      --       $       --     $       --     $        --        $     --
Variable account expenses                           79,591           91,329         33,804         728,254           4,038
--------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (79,591)         (91,329)       (33,804)       (728,254)         (4,038)
--------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                          2,724,142        1,413,646      1,331,997       7,921,838         167,895
    Cost of investments sold                     2,930,272        1,563,152      1,309,096       8,526,405         205,194
--------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                     (206,130)        (149,506)        22,901        (604,567)        (37,299)
Distributions from capital gains                        --               --             --              --              --
Net change in unrealized appreciation or
  depreciation of investments                    2,000,005        2,459,075        694,397      28,915,055         191,214
--------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                   1,793,875        2,309,569        717,298      28,310,488         153,915
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $1,714,284       $2,218,240     $  683,494     $27,582,234        $149,877
--------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
12  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF OPERATIONS

                                              VP PTNRS        RVS VP           RVS VP             RVS VP          RVS VP
                                             SM CAP VAL,       BAL,          CASH MGMT,         DIV BOND,       DIV EQ INC,
YEAR ENDED DEC. 31, 2009 (CONTINUED)            CL 3           CL 3             CL 3               CL 3            CL 3
 INVESTMENT INCOME
Dividend income                               $       --   $         --      $    71,856       $13,458,372     $         --
Variable account expenses                        624,450      1,444,464          972,744         3,008,476        2,817,599
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                 (624,450)    (1,444,464)        (900,888)       10,449,896       (2,817,599)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                        6,410,572     37,547,041       51,307,665        20,336,217       43,827,963
    Cost of investments sold                   7,023,726     50,216,145       51,300,297        20,421,188       57,671,143
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   (613,154)   (12,669,104)           7,368           (84,971)     (13,843,180)
Distributions from capital gains                      --             --               --                --               --
Net change in unrealized appreciation or
  depreciation of investments                 24,557,146     47,840,345           97,282        30,843,990       95,113,778
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                23,943,992     35,171,241          104,650        30,759,019       81,270,598
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                  $23,319,542   $ 33,726,777      $  (796,238)      $41,208,915     $ 78,452,999
---------------------------------------------------------------------------------------------------------------------------


                                               RVS VP         RVS VP           RVS VP             RVS VP          RVS VP
                                               DYN EQ,     GLOBAL BOND,   GLOBAL INFLATION    HI YIELD BOND,     INC OPP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)            CL 3           CL 3        PROT SEC, CL 3          CL 3            CL 3
 INVESTMENT INCOME
Dividend income                             $         --   $  1,792,943       $7,990,986       $ 6,037,613      $ 3,257,045
Variable account expenses                      2,123,012        886,976          735,509           535,490          594,950
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net               (2,123,012)       905,967        7,255,477         5,502,123        2,662,095
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                       52,645,851     14,479,663        2,531,301        12,508,986        2,872,020
    Cost of investments sold                  78,323,934     14,657,047        2,613,566        13,278,871        3,035,912
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                (25,678,083)      (177,384)         (82,265)         (769,885)        (163,892)
Distributions from capital gains                      --             --            3,981                --               --
Net change in unrealized appreciation or
  depreciation of investments                 77,416,886      8,866,314       (2,204,875)       19,671,287       18,196,279
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                51,738,803      8,688,930       (2,283,159)       18,901,402       18,032,387
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                 $ 49,615,791   $  9,594,897       $4,972,318       $24,403,525      $20,694,482
---------------------------------------------------------------------------------------------------------------------------


                                               RVS VP         RVS VP           RVS VP             RVS VP          SEL VP
                                            MID CAP GRO,   MID CAP VAL,       S&P 500,       SHORT DURATION,       GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)            CL 3           CL 3             CL 3               CL 3            CL 3
 INVESTMENT INCOME
Dividend income                                $      --      $      --        $      --        $1,588,972     $         --
Variable account expenses                         92,456         67,595          320,990           496,091          625,822
---------------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                  (92,456)       (67,595)        (320,990)        1,092,881         (625,822)
---------------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of
  investments:
    Proceeds from sales                        1,193,734        956,994        7,360,616         9,897,508       71,954,072
    Cost of investments sold                   1,509,391      1,422,987        8,774,921        10,017,117       98,017,921
---------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                   (315,657)      (465,993)      (1,414,305)         (119,609)     (26,063,849)
Distributions from capital gains                      --             --               --                --               --
Net change in unrealized appreciation or
  depreciation of investments                  5,014,134      3,232,028       10,022,439         1,475,090       44,797,685
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                 4,698,477      2,766,035        8,608,134         1,355,481       18,733,836
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                   $4,606,021     $2,698,440       $8,287,144        $2,448,362     $ 18,108,014
---------------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  13

STATEMENTS OF OPERATIONS

                                                   SEL VP        SEL VP        THDL VP       THDL VP        VANK LIT
                                                LG CAP VAL,    SM CAP VAL,    EMER MKTS,     INTL OPP       COMSTOCK,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                CL 3          CL 3           CL 3          CL 3           CL II
 INVESTMENT INCOME
Dividend income                                    $     --    $        --   $   263,251   $ 1,681,521     $ 1,854,610
Variable account expenses                             9,324        111,437       661,470       968,707         365,383
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                      (9,324)      (111,437)     (398,219)      712,814       1,489,227
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                             510,762      2,876,587    22,652,388    27,050,000      15,213,314
    Cost of investments sold                        519,584      4,647,491    28,625,894    26,114,242      20,084,450
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                        (8,822)    (1,770,904)   (5,973,506)      935,758      (4,871,136)
Distributions from capital gains                         --             --            --            --              --
Net change in unrealized appreciation or
  depreciation of investments                       325,244      6,061,405    46,154,227    23,616,611      13,404,461
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                      316,422      4,290,501    40,180,721    24,552,369       8,533,325
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        $307,098    $ 4,179,064   $39,782,502   $25,265,183     $10,022,552
-----------------------------------------------------------------------------------------------------------------------


                                                  VANK UIF      VANK UIF                                     WF ADV
                                                GLOBAL REAL   MID CAP GRO,      WANGER        WANGER     VT INDEX ASSET
YEAR ENDED DEC. 31, 2009 (CONTINUED)             EST, CL II       CL II          INTL          USA            ALLOC
 INVESTMENT INCOME
Dividend income                                 $     4,145      $      --   $ 4,479,675   $        --       $  72,784
Variable account expenses                           188,696         25,662     1,066,377       876,217          32,093
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                    (184,551)       (25,662)    3,413,298      (876,217)         40,691
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                           9,598,517        607,490    30,023,567    13,843,163         848,221
    Cost of investments sold                     12,453,812        960,550    33,261,555    16,496,383       1,153,656
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                    (2,855,295)      (353,060)   (3,237,988)   (2,653,220)       (305,435)
Distributions from capital gains                         --             --            --            --              --
Net change in unrealized appreciation or
  depreciation of investments                    10,600,520      1,596,923    47,174,274    38,933,198         754,669
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                    7,745,225      1,243,863    43,936,286    36,279,978         449,234
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     $ 7,560,674     $1,218,201   $47,349,584   $35,403,761       $ 489,925
-----------------------------------------------------------------------------------------------------------------------


                                                                                WF ADV        WF ADV         WF ADV
                                                                               VT INTL          VT          VT SM CAP
YEAR ENDED DEC. 31, 2009 (CONTINUED)                                             CORE          OPP             GRO
 INVESTMENT INCOME
Dividend income                                                                 $ 29,834     $      --       $      --
Variable account expenses                                                          8,657        20,558          67,100
-----------------------------------------------------------------------------------------------------------------------
Investment income (loss) -- net                                                   21,177       (20,558)        (67,100)
-----------------------------------------------------------------------------------------------------------------------

 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS -- NET
Realized gain (loss) on sales of investments:
    Proceeds from sales                                                          150,951       437,238         957,780
    Cost of investments sold                                                     264,800       686,624       1,367,304
-----------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on sales of
  investments                                                                   (113,849)     (249,386)       (409,524)
Distributions from capital gains                                                      --            --              --
Net change in unrealized appreciation or
  depreciation of investments                                                    213,223     1,138,173       3,595,891
-----------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    99,374       888,787       3,186,367
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                                     $120,551     $ 868,229      $3,119,267
-----------------------------------------------------------------------------------------------------------------------



See accompanying notes to financial statements.


--------------------------------------------------------------------------------
14  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                      INVESCO       INVESCO      INVESCO       INVESCO        INVESCO
                                                   VI CAP APPR,   VI CAP DEV,    VI DYN,    VI FIN SERV,   VI INTL GRO,
YEAR ENDED DEC. 31, 2009                              SER II         SER II       SER I         SER I         SER II
 OPERATIONS
Investment income (loss) -- net                     $   (41,987)   $  (26,482)  $  (5,608)   $   79,473    $    681,704
Net realized gain (loss) on sales of investments       (369,007)     (315,454)    (88,323)     (515,489)       (568,965)
Distributions from capital gains                             --            --          --            --              --
Net change in unrealized appreciation or
  depreciation of investments                         1,663,334     1,360,712     305,410     1,291,119      23,349,162
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     1,252,340     1,018,776     211,479       855,103      23,461,901
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            1,536,958       607,623     139,404       438,766      10,470,208
Net transfers(1)                                     (1,099,837)     (575,216)   (217,683)      553,138      50,692,580
Transfers for policy loans                               12,753       (16,928)     (3,575)       (7,072)       (568,188)
Policy charges                                         (387,795)     (154,991)    (34,067)     (119,392)     (2,584,466)
Contract terminations:
    Surrender benefits                                 (333,054)     (130,109)    (46,049)     (114,760)     (3,522,017)
    Death benefits                                           --            --          --            --         (14,053)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         (270,975)     (269,621)   (161,970)      750,680      54,474,064
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       6,693,259     2,631,017     620,190     2,181,470      31,119,084
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $ 7,674,624    $3,380,172   $ 669,699    $3,787,253    $109,055,049
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                8,551,914     3,153,705     714,060     5,025,965      50,901,864
Contract purchase payments                            1,930,735       656,161     146,925     1,021,763      14,960,915
Net transfers(1)                                     (1,393,503)     (614,683)   (221,264)    1,236,670      74,696,404
Transfers for policy loans                               23,100       (16,729)     (3,364)       (9,779)       (770,617)
Policy charges                                         (484,630)     (164,968)    (35,165)     (268,957)     (3,683,800)
Contract terminations:
    Surrender benefits                                 (431,512)     (134,193)    (54,989)     (249,961)     (4,822,079)
    Death benefits                                           --            --          --            --         (19,126)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                      8,196,104     2,879,293     546,203     6,755,701     131,263,561
-----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  15

STATEMENTS OF CHANGES IN NET ASSETS

                                                     INVESCO       AB VPS        AB VPS         AB VPS        AC VP
                                                    VI TECH,     GRO & INC,     INTL VAL,    LG CAP GRO,      INTL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                  SER I         CL B          CL B           CL B         CL II
 OPERATIONS
Investment income (loss) -- net                    $  (18,077)  $   352,353   $    192,045    $  (11,320)  $    70,304
Net realized gain (loss) on sales of investments       (1,954)   (1,514,249)    (6,441,726)      (58,766)     (321,440)
Distributions from capital gains                           --            --             --            --            --
Net change in unrealized appreciation or
  depreciation of investments                         936,323     3,525,566     37,833,808       480,990     2,213,344
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     916,292     2,363,670     31,584,127       410,904     1,962,208
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            321,886     2,756,160     16,557,078       128,937     1,360,153
Net transfers(1)                                    1,511,290    (2,370,662)     2,563,395       407,396    (1,146,871)
Transfers for policy loans                             (1,444)      (66,651)      (664,147)       (9,247)      (67,099)
Policy charges                                        (97,000)     (660,357)    (4,101,245)      (47,254)     (349,078)
Contract terminations:
    Surrender benefits                                (95,651)     (793,721)    (4,932,782)      (33,656)     (293,919)
    Death benefits                                         --        (1,042)       (11,600)         (239)           --
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      1,639,081    (1,136,273)     9,410,699       445,937      (496,814)
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       888,669    13,260,664     66,302,312       936,455     6,389,939
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $3,444,042   $14,488,061   $107,297,138    $1,793,296   $ 7,855,333
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              1,330,090    16,010,037     60,384,115     1,475,293     6,360,221
Contract purchase payments                            383,941     3,259,230     14,281,523       180,238     1,254,224
Net transfers(1)                                    1,786,294    (2,825,257)     6,665,338       520,616    (1,066,073)
Transfers for policy loans                             (5,773)      (72,970)      (516,562)      (13,353)      (59,008)
Policy charges                                       (116,597)     (775,726)    (3,492,638)      (66,082)     (324,744)
Contract terminations:
    Surrender benefits                               (111,595)     (933,288)    (4,032,766)      (43,827)     (260,867)
    Death benefits                                         --        (1,471)        (9,774)         (313)           --
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    3,266,360    14,660,555     73,279,236     2,052,572     5,903,753
----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
16  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                      AC VP        CALVERT      COL HI          CS           EV VT
                                                       VAL,       VS SOCIAL    YIELD, VS    COMMODITY    FLOATING-RATE
YEAR ENDED DEC. 31, 2009 (CONTINUED)                  CL II          BAL         CL B         RETURN          INC
 OPERATIONS
Investment income (loss) -- net                    $   724,951   $   78,722   $  440,276   $ 1,040,730    $ 1,486,276
Net realized gain (loss) on sales of investments    (1,224,158)    (377,996)     (62,749)     (559,949)      (230,848)
Distributions from capital gains                            --           --           --            --             --
Net change in unrealized appreciation or
  depreciation of investments                        3,570,231    1,648,153    1,175,780     1,172,559     10,500,310
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    3,071,024    1,348,879    1,553,307     1,653,340     11,755,738
----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           3,285,362      804,861      501,169       878,649      5,404,735
Net transfers(1)                                    (2,065,815)    (598,288)   1,239,614     2,862,022     19,130,058
Transfers for policy loans                            (162,810)     (24,723)     (20,378)     (111,854)      (300,991)
Policy charges                                        (833,779)    (288,297)    (175,910)     (311,225)    (1,535,969)
Contract terminations:
    Surrender benefits                                (806,094)    (344,859)    (195,479)     (415,131)    (2,011,166)
    Death benefits                                        (349)      (3,657)          --          (157)        (5,618)
----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (583,485)    (454,963)   1,349,016     2,902,304     20,681,049
----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     16,167,659    5,892,293    2,632,155     6,836,777     21,043,653
----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $18,655,198   $6,786,209   $5,534,478   $11,392,421    $53,480,440
----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              15,668,226    7,609,897    3,270,083     9,269,265     29,685,177
Contract purchase payments                           3,250,428      957,015      516,326     1,142,664      5,948,250
Net transfers(1)                                    (1,913,448)    (839,642)   1,403,522     3,483,297     20,778,246
Transfers for policy loans                            (158,961)     (26,597)     (19,462)     (129,502)      (324,125)
Policy charges                                        (812,618)    (345,564)    (180,397)     (406,913)    (1,691,132)
Contract terminations:
    Surrender benefits                                (795,906)    (393,665)    (189,614)     (531,252)    (2,148,901)
    Death benefits                                        (355)      (4,577)          --          (205)        (5,917)
----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    15,237,366    6,956,867    4,800,458    12,827,354     52,241,598
----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  17

STATEMENTS OF CHANGES IN NET ASSETS

                                                      EG VA         FID VIP       FID VIP       FID VIP       FID VIP
                                                   FUNDAMENTAL    CONTRAFUND,    GRO & INC,     MID CAP,     OVERSEAS,
YEAR ENDED DEC. 31, 2009 (CONTINUED)              LG CAP, CL 2     SERV CL 2     SERV CL 2     SERV CL 2     SERV CL 2
 OPERATIONS
Investment income (loss) -- net                    $    33,923   $     91,378   $    (7,787)  $  (316,415)  $   128,091
Net realized gain (loss) on sales of investments       (91,488)   (20,053,413)   (1,506,428)   (3,242,315)     (647,721)
Distributions from capital gains                            --         21,173            --       382,404        38,794
Net change in unrealized appreciation or
  depreciation of investments                        2,809,949     44,816,848     6,424,312    26,807,024     3,289,451
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    2,752,384     24,875,986     4,910,097    23,630,698     2,808,615
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           1,104,222     13,340,179     4,316,801    14,739,006     2,316,366
Net transfers(1)                                     3,851,331    (37,602,443)   (3,740,402)   (9,984,440)   (1,535,512)
Transfers for policy loans                             (90,557)      (696,833)     (147,980)     (426,543)      (47,241)
Policy charges                                        (320,799)    (3,518,971)   (1,120,552)   (3,375,528)     (573,421)
Contract terminations:
    Surrender benefits                                (278,376)    (3,633,630)     (982,984)   (2,821,539)     (507,247)
    Death benefits                                        (508)       (40,356)           --        (2,596)           --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       4,265,313    (32,152,054)   (1,675,117)   (1,871,640)     (347,055)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      6,119,098     94,112,055    20,034,078    62,514,686    11,415,449
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $13,136,795   $ 86,835,987   $23,269,058   $84,273,744   $13,877,009
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               7,071,254    153,177,587    23,149,249    48,529,928    10,565,619
Contract purchase payments                           1,152,405     20,680,638     4,776,307    10,244,401     2,131,688
Net transfers(1)                                     3,683,689    (58,664,734)   (4,112,999)   (7,001,395)   (1,427,875)
Transfers for policy loans                             (88,015)    (1,011,979)     (147,989)     (265,570)      (32,937)
Policy charges                                        (333,879)    (5,398,336)   (1,231,515)   (2,328,995)     (516,830)
Contract terminations:
    Surrender benefits                                (282,198)    (5,324,458)   (1,073,315)   (1,940,368)     (451,986)
    Death benefits                                        (609)       (57,615)           --        (1,950)           --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    11,202,647    103,401,103    21,359,738    47,236,051    10,267,679
-----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
18  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                               FTVIPT FRANK     FTVIPT FRANK       FTVIPT         GS VIT         GS VIT
                                             GLOBAL REAL EST,    SM CAP VAL,   MUTUAL SHARES   MID CAP VAL,   STRUCTD U.S.
YEAR ENDED DEC. 31, 2009 (CONTINUED)               CL 2             CL 2         SEC, CL 2         INST         EQ, INST
 OPERATIONS
Investment income (loss) -- net                 $ 4,627,828      $   242,823    $   158,616    $  1,003,992   $    371,090
Net realized gain (loss) on sales of
  investments                                    (9,759,570)      (2,273,032)      (567,114)     (9,585,997)    (4,182,931)
Distributions from capital gains                         --        1,442,067             --              --             --
Net change in unrealized appreciation or
  depreciation of investments                    11,978,968        8,453,605      3,956,088      40,332,204     10,054,156
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       6,847,226        7,865,463      3,547,590      31,750,199      6,242,315
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        6,811,660        4,120,699      2,773,763      15,206,523      4,654,220
Net transfers(1)                                 (6,005,005)      (4,963,241)      (230,883)    (15,281,079)    (7,661,867)
Transfers for policy loans                         (130,001)        (130,520)       (88,899)       (661,471)      (147,430)
Policy charges                                   (2,117,872)      (1,494,222)      (709,504)     (5,185,371)    (1,677,633)
Contract terminations:
    Surrender benefits                           (2,677,527)      (2,248,266)      (580,794)     (6,921,470)    (2,214,304)
    Death benefits                                  (10,414)          (2,205)            --         (20,391)        (6,077)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                   (4,129,159)      (4,717,755)     1,163,683     (12,863,259)    (7,053,091)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  41,962,638       31,287,007     13,255,142     107,948,331     37,251,312
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $44,680,705      $34,434,715    $17,966,415    $126,835,271   $ 36,440,536
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           31,692,947       21,084,743     14,083,383      65,877,813     57,899,357
Contract purchase payments                        5,612,049        2,717,406      2,821,624       8,799,554      7,210,962
Net transfers(1)                                 (4,623,752)      (2,999,021)      (286,431)     (7,438,019)   (12,513,082)
Transfers for policy loans                          (88,680)         (74,246)       (85,361)       (358,463)      (206,201)
Policy charges                                   (1,721,962)        (973,759)      (717,116)     (2,997,054)    (2,577,374)
Contract terminations:
    Surrender benefits                           (2,132,747)      (1,420,916)      (574,125)     (3,932,410)    (3,310,540)
    Death benefits                                   (9,025)          (1,541)            --         (11,368)        (9,507)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 28,728,830       18,332,666     15,241,974      59,940,053     46,493,615
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  19

STATEMENTS OF CHANGES IN NET ASSETS

                                                JANUS ASPEN    JANUS ASPEN    JANUS ASPEN         MFS            MFS
                                               GLOBAL TECH,      JANUS,        OVERSEAS,    INV GRO STOCK,     NEW DIS,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               SERV           SERV           SERV           SERV CL        SERV CL
 OPERATIONS
Investment income (loss) -- net                 $   (73,049)  $   (437,408)  $   (409,328)   $   (612,139)   $  (131,771)
Net realized gain (loss) on sales of
  investments                                      (319,080)      (712,681)    (1,734,300)       (198,000)    (1,023,518)
Distributions from capital gains                         --             --      2,334,328              --             --
Net change in unrealized appreciation or
  depreciation of investments                     3,904,897     28,752,572     45,433,130      32,838,407      8,211,116
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       3,512,768     27,602,483     45,623,830      32,028,268      7,055,827
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          899,970     15,023,483      7,380,663      11,324,845      1,725,824
Net transfers(1)                                    795,974     13,227,999     (8,408,861)    100,161,720       (967,638)
Transfers for policy loans                          (91,382)      (741,262)      (726,957)       (647,674)      (127,028)
Policy charges                                     (391,198)    (3,349,092)    (3,165,094)     (3,023,717)      (721,830)
Contract terminations:
    Surrender benefits                             (380,614)    (3,944,561)    (4,987,262)     (4,375,543)    (1,134,638)
    Death benefits                                   (3,711)       (13,189)       (53,502)         (4,571)        (2,525)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                      829,039     20,203,378     (9,961,013)    103,435,060     (1,227,835)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   6,400,769     66,142,620     64,544,708      20,207,202     12,466,992
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $10,742,576   $113,948,481   $100,207,525    $155,670,530    $18,294,984
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           21,385,069    106,794,109     77,280,059      41,404,379     20,640,185
Contract purchase payments                        2,505,364     21,844,498      6,737,478      18,864,168      2,423,210
Net transfers(1)                                    650,022     17,175,795     (9,524,413)    179,907,367     (1,985,133)
Transfers for policy loans                         (223,442)    (1,020,637)      (600,584)     (1,046,398)      (171,843)
Policy charges                                   (1,066,810)    (4,845,547)    (2,843,548)     (5,088,650)      (998,863)
Contract terminations:
    Surrender benefits                           (1,008,264)    (5,468,973)    (4,164,744)     (7,166,492)    (1,491,916)
    Death benefits                                  (11,340)       (18,630)       (43,145)         (7,113)        (4,325)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 22,230,599    134,460,615     66,841,103     226,867,261     18,411,315
------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
20  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                    MFS       OPPEN GLOBAL   OPPEN MAIN    OPPEN GLOBAL    PIMCO VIT
                                                 UTILITIES,      SEC VA,      ST SM CAP   STRATEGIC INC    ALL ASSET,
YEAR ENDED DEC. 31, 2009 (CONTINUED)              SERV CL         SERV        VA, SERV       VA, SERV      ADVISOR CL
 OPERATIONS
Investment income (loss) -- net                 $   548,490    $   28,128    $  (14,081)   $   (884,793)  $ 4,840,625
Net realized gain (loss) on sales of
  investments                                    (1,010,996)     (148,797)     (149,408)     (1,145,871)   (2,867,746)
Distributions from capital gains                         --        64,911            --          95,777            --
Net change in unrealized appreciation or
  depreciation of investments                     4,586,593     1,181,572     1,526,450      23,595,336    12,790,850
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       4,124,087     1,125,814     1,362,961      21,660,449    14,763,729
---------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        1,919,684       635,807       717,552      18,143,417    12,379,074
Net transfers(1)                                   (564,223)      671,271       781,897      13,476,703       (75,780)
Transfers for policy loans                         (109,585)      (32,185)      (30,073)     (1,207,515)     (386,667)
Policy charges                                     (706,207)     (176,380)     (187,926)     (5,622,761)   (3,016,182)
Contract terminations:
    Surrender benefits                             (694,574)     (144,865)     (118,557)     (6,823,997)   (3,592,622)
    Death benefits                                   (3,474)           --        (3,458)        (15,215)      (20,226)
---------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     (158,379)      953,648     1,159,435      17,950,632     5,287,597
---------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  13,732,523     2,623,901     3,155,014     115,341,617    69,978,442
---------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $17,698,231    $4,703,363    $5,677,410    $154,952,698   $90,029,768
---------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            7,679,430     3,352,026     4,374,781     117,871,541    79,807,342
Contract purchase payments                        1,000,789       724,630       909,886      17,489,056    13,202,109
Net transfers(1)                                   (232,371)      641,779       882,329      12,471,992      (831,788)
Transfers for policy loans                          (53,762)      (35,422)      (35,745)     (1,148,055)     (412,382)
Policy charges                                     (368,058)     (202,739)     (237,211)     (5,447,816)   (3,222,118)
Contract terminations:
    Surrender benefits                             (358,125)     (157,319)     (140,467)     (6,468,322)   (3,725,273)
    Death benefits                                   (1,661)           --        (3,658)        (14,280)      (20,103)
---------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  7,666,242     4,322,955     5,749,915     134,754,116    84,797,787
---------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  21

STATEMENTS OF CHANGES IN NET ASSETS

                                                      PUT VT          PUT VT        PUT VT         DISC           DISC
                                                GLOBAL HLTH CARE,    INTL EQ,       VISTA,     ASSET ALLOC,   ASSET ALLOC,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                  CL IB            CL IB        CL IB          AGGR          CONSERV
 OPERATIONS
Investment income (loss) -- net                     $  329,351      $  (21,414)  $   (46,811)   $  (38,417)    $  (20,042)
Net realized gain (loss) on sales of
  investments                                          (77,231)       (318,839)     (423,991)      (26,010)        81,447
Distributions from capital gains                            --              --            --            --             --
Net change in unrealized appreciation or
  depreciation of investments                          476,295         857,756     2,167,932     1,092,301        315,885
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            728,415         517,503     1,697,130     1,027,874        377,290
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                             386,253         417,571       678,760       489,727        175,613
Net transfers(1)                                        79,920        (383,260)     (885,468)    1,613,557      1,037,738
Transfers for policy loans                             (39,317)        (20,302)      (26,222)       (2,878)        59,789
Policy charges                                        (143,912)       (117,469)     (278,731)     (126,607)      (127,391)
Contract terminations:
    Surrender benefits                                (152,268)        (90,305)     (351,893)     (298,268)      (316,763)
    Death benefits                                          --              --        (5,030)           --             --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions         130,676        (193,765)     (868,584)    1,675,531        828,986
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      2,723,459       2,361,388     5,088,166     2,789,673      1,442,206
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                           $3,582,550      $2,685,126   $ 5,916,712    $5,493,078     $2,648,482
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year               2,745,242       2,360,957    12,397,235     3,937,486      1,717,079
Contract purchase payments                             365,361         415,799     1,516,070       647,228        192,877
Net transfers(1)                                        94,647        (386,111)   (2,122,594)    2,245,394      1,201,311
Transfers for policy loans                             (33,741)        (16,494)      (61,585)       (2,119)        64,117
Policy charges                                        (136,601)       (114,801)     (622,052)     (168,530)      (143,418)
Contract terminations:
    Surrender benefits                                (143,660)        (87,804)     (771,039)     (403,258)      (339,045)
    Death benefits                                          --              --       (11,313)           --             --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     2,891,248       2,171,546    10,324,722     6,256,201      2,692,921
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
22  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                    DISC           DISC           DISC         VP DAVIS         VP GS
                                                ASSET ALLOC,   ASSET ALLOC,   ASSET ALLOC,    NY VENTURE,   MID CAP VAL,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 MOD         MOD AGGR      MOD CONSERV       CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $   (79,591)   $   (91,329)   $  (33,804)   $   (728,254)    $ (4,038)
Net realized gain (loss) on sales of
  investments                                       (206,130)      (149,506)       22,901        (604,567)     (37,299)
Distributions from capital gains                          --             --            --              --           --
Net change in unrealized appreciation or
  depreciation of investments                      2,000,005      2,459,075       694,397      28,915,055      191,214
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                        1,714,284      2,218,240       683,494      27,582,234      149,877
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           806,598      1,042,338       244,591      13,820,567       56,458
Net transfers(1)                                   4,989,837      5,520,857     1,608,120      45,758,493       85,027
Transfers for policy loans                          (177,929)      (150,041)     (117,077)       (700,257)      (6,174)
Policy charges                                      (391,938)      (336,006)     (203,342)     (3,087,708)     (19,456)
Contract terminations:
    Surrender benefits                              (896,345)      (377,889)     (184,962)     (3,920,810)     (61,790)
    Death benefits                                   (34,513)            --            --         (11,213)          --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     4,295,710      5,699,259     1,347,330      51,859,072       54,065
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    6,703,719      6,586,848     2,698,884      45,474,050      368,482
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $12,713,713    $14,504,347    $4,729,708    $124,915,356     $572,424
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             8,835,885      8,965,262     3,397,890      76,989,175      492,332
Contract purchase payments                           984,911      1,339,562       285,159      21,387,456       68,261
Net transfers(1)                                   5,885,071      6,886,762     1,936,823      72,989,259      103,089
Transfers for policy loans                          (228,440)      (188,485)     (153,849)     (1,016,601)      (5,711)
Policy charges                                      (485,129)      (428,065)     (239,526)     (4,753,396)     (24,115)
Contract terminations:
    Surrender benefits                            (1,108,728)      (486,215)     (214,082)     (5,762,031)     (74,784)
    Death benefits                                   (47,157)            --            --         (16,845)          --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  13,836,413     16,088,821     5,012,415     159,817,017      559,072
------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  23

STATEMENTS OF CHANGES IN NET ASSETS

                                                   VP PTNRS       RVS VP         RVS VP         RVS VP         RVS VP
                                                 SM CAP VAL,       BAL,        CASH MGMT,      DIV BOND,     DIV EQ INC,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                 CL 3          CL 3           CL 3           CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                  $  (624,450)  $ (1,444,464)  $   (900,888)  $ 10,449,896   $ (2,817,599)
Net realized gain (loss) on sales of
  investments                                       (613,154)   (12,669,104)         7,368        (84,971)   (13,843,180)
Distributions from capital gains                          --             --             --             --             --
Net change in unrealized appreciation or
  depreciation of investments                     24,557,146     47,840,345         97,282     30,843,990     95,113,778
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 23,319,542     33,726,777       (796,238)    41,208,915     78,452,999
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        12,414,241     15,206,535     22,718,182     40,372,093     45,349,433
Net transfers(1)                                   5,418,107    (14,883,304)   (27,628,506)    52,259,517    (21,795,055)
Transfers for policy loans                          (536,256)       (82,840)      (195,076)    (2,318,639)    (1,864,282)
Policy charges                                    (2,805,636)   (16,656,964)   (11,957,684)   (17,396,656)   (14,525,700)
Contract terminations:
    Surrender benefits                            (3,331,495)   (12,771,377)   (18,450,403)   (20,608,335)   (18,152,956)
    Death benefits                                   (10,335)      (185,755)      (204,773)      (106,441)       (58,836)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    11,148,626    (29,373,705)   (35,718,260)    52,201,539    (11,047,396)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   55,701,958    167,409,932    127,181,992    287,709,922    297,728,602
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $90,170,126   $171,763,004   $ 90,667,494   $381,120,376   $365,134,205
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            53,130,150    214,306,122    108,599,548    221,288,531    268,901,866
Contract purchase payments                        10,992,748     18,540,195     19,503,511     28,966,409     39,961,872
Net transfers(1)                                   5,059,975    (20,236,121)   (23,137,951)    40,189,885    (18,009,218)
Transfers for policy loans                          (435,321)       (63,501)      (173,607)    (1,658,671)    (1,545,669)
Policy charges                                    (2,465,115)   (20,308,554)   (10,262,433)   (12,525,203)   (12,751,959)
Contract terminations:
    Surrender benefits                            (2,814,227)   (15,287,744)   (15,911,833)   (14,740,371)   (15,460,339)
    Death benefits                                    (8,854)      (207,505)      (177,276)       (86,204)       (51,966)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  63,459,356    176,742,892     78,439,959    261,434,376    261,044,587
------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
24  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                 RVS VP         RVS VP           RVS VP            RVS VP          RVS VP
                                                 DYN EQ,     GLOBAL BOND,   GLOBAL INFLATION   HI YIELD BOND,     INC OPP,
YEAR ENDED DEC. 31, 2009 (CONTINUED)              CL 3           CL 3        PROT SEC, CL 3         CL 3            CL 3
 OPERATIONS
Investment income (loss) -- net               $ (2,123,012)  $    905,967     $  7,255,477       $ 5,502,123    $ 2,662,095
Net realized gain (loss) on sales of
  investments                                  (25,678,083)      (177,384)         (82,265)         (769,885)      (163,892)
Distributions from capital gains                        --             --            3,981                --             --
Net change in unrealized appreciation or
  depreciation of investments                   77,416,886      8,866,314       (2,204,875)       19,671,287     18,196,279
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     49,615,791      9,594,897        4,972,318        24,403,525     20,694,482
---------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                      31,687,484     11,774,739       11,837,636         5,639,061     10,329,525
Net transfers(1)                               (26,285,446)     4,590,719       60,036,052        (4,742,691)    38,269,614
Transfers for policy loans                         159,671       (750,693)        (706,926)         (370,990)      (559,668)
Policy charges                                 (24,376,214)    (4,176,442)      (3,238,875)       (2,953,177)    (2,640,957)
Contract terminations:
    Surrender benefits                         (18,930,322)    (5,578,416)      (4,462,458)       (3,947,092)    (3,349,090)
    Death benefits                                (320,188)       (21,415)         (27,275)           (8,618)        (9,111)
---------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                 (38,065,015)     5,838,492       63,438,154        (6,383,507)    42,040,313
---------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                249,703,244     94,219,167       52,470,318        47,163,399     36,252,496
---------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                     $261,254,020   $109,652,556     $120,880,790       $65,183,417    $98,987,291
---------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year         494,270,741     60,052,009       48,769,469        45,491,141     41,257,852
Contract purchase payments                      62,265,981      7,229,612       10,684,818         4,413,668      9,487,489
Net transfers(1)                               (60,921,473)     3,901,886       54,496,486        (2,987,909)    34,761,653
Transfers for policy loans                         530,709       (453,326)        (636,482)         (288,907)      (505,447)
Policy charges                                 (47,803,970)    (2,576,056)      (2,927,911)       (2,289,962)    (2,421,615)
Contract terminations:
    Surrender benefits                         (36,138,287)    (3,426,232)      (4,017,455)       (2,968,409)    (2,996,370)
    Death benefits                                (524,281)       (13,213)         (24,520)           (8,078)        (8,067)
---------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year               411,679,420     64,714,680      106,344,405        41,361,544     79,575,495
---------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  25

STATEMENTS OF CHANGES IN NET ASSETS

                                                  RVS VP         RVS VP         RVS VP          RVS VP           SEL VP
                                               MID CAP GRO,   MID CAP VAL,     S&P 500,    SHORT DURATION,        GRO,
YEAR ENDED DEC. 31, 2009 (CONTINUED)               CL 3           CL 3           CL 3            CL 3             CL 3
 OPERATIONS
Investment income (loss) -- net                 $   (92,456)   $  (67,595)   $  (320,990)    $ 1,092,881     $    (625,822)
Net realized gain (loss) on sales of
  investments                                      (315,657)     (465,993)    (1,414,305)       (119,609)      (26,063,849)
Distributions from capital gains                         --            --             --              --                --
Net change in unrealized appreciation or
  depreciation of investments                     5,014,134     3,232,028     10,022,439       1,475,090        44,797,685
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       4,606,021     2,698,440      8,287,144       2,448,362        18,108,014
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        1,361,638     1,097,079      4,275,266       5,109,417        11,314,698
Net transfers(1)                                  2,335,265       724,312     (2,733,541)     11,051,984       (66,158,298)
Transfers for policy loans                          (66,384)      (40,443)      (181,567)       (558,412)         (473,355)
Policy charges                                     (584,522)     (310,290)    (1,787,426)     (3,554,940)       (3,133,090)
Contract terminations:
    Surrender benefits                             (667,875)     (312,966)    (2,205,433)     (3,937,915)       (3,735,197)
    Death benefits                                   (4,363)           --         (1,294)       (115,074)          (16,061)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    2,373,759     1,157,692     (2,633,995)      7,995,060       (62,201,303)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   7,003,923     6,030,832     35,061,361      50,877,486        89,490,983
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $13,983,703    $9,886,964    $40,714,510     $61,320,908     $  45,397,694
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            9,320,632     8,371,301     54,578,255      41,045,828       268,526,976
Contract purchase payments                        1,425,507     1,402,266      6,469,851       4,022,259        32,479,065
Net transfers(1)                                  1,949,067       770,326     (5,384,510)      9,110,103      (182,937,233)
Transfers for policy loans                          (65,516)      (45,238)      (241,367)       (436,415)       (1,305,632)
Policy charges                                     (604,233)     (391,905)    (2,677,976)     (2,795,622)       (8,838,801)
Contract terminations:
    Surrender benefits                             (657,030)     (376,001)    (3,198,453)     (3,117,368)      (10,218,908)
    Death benefits                                   (4,839)           --         (1,814)       (101,850)          (42,111)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 11,363,588     9,730,749     49,543,986      47,726,935        97,663,356
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
26  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                     SEL VP        SEL VP        THDL VP        THDL VP       VANK LIT
                                                  LG CAP VAL,   SM CAP VAL,    EMER MKTS,      INTL OPP,     COMSTOCK,
YEAR ENDED DEC. 31, 2009 (CONTINUED)                  CL 3          CL 3          CL 3           CL 3          CL II
 OPERATIONS
Investment income (loss) -- net                    $   (9,324)  $  (111,437)  $   (398,219)  $    712,814   $ 1,489,227
Net realized gain (loss) on sales of investments       (8,822)   (1,770,904)    (5,973,506)       935,758    (4,871,136)
Distributions from capital gains                           --            --             --             --            --
Net change in unrealized appreciation or
  depreciation of investments                         325,244     6,061,405     46,154,227     23,616,611    13,404,461
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                     307,098     4,179,064     39,782,502     25,265,183    10,022,552
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            157,008     1,624,493     10,086,727      9,309,425     7,209,409
Net transfers(1)                                      506,129    (1,608,722)   (12,298,457)   (12,565,037)   (4,876,484)
Transfers for policy loans                             (5,053)      (41,683)      (625,674)      (490,460)     (341,724)
Policy charges                                        (42,635)     (685,448)    (2,929,912)    (7,666,352)   (1,632,415)
Contract terminations:
    Surrender benefits                                (28,661)     (870,693)    (4,051,788)    (8,341,432)   (1,914,915)
    Death benefits                                         --            --         (9,084)      (110,303)       (6,939)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        586,788    (1,582,053)    (9,828,188)   (19,864,159)   (1,563,068)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                       506,674    12,009,825     61,313,100    111,637,320    36,849,972
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $1,400,560   $14,606,836   $ 91,267,414   $117,038,344   $45,309,456
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                706,705    13,842,962     45,673,187    167,807,599    63,396,878
Contract purchase payments                            211,990     1,742,966      6,057,737     13,474,786    12,149,309
Net transfers(1)                                      721,713    (1,875,488)    (7,678,244)   (21,530,002)   (9,005,252)
Transfers for policy loans                             (5,613)      (44,590)      (335,083)      (623,520)     (539,614)
Policy charges                                        (55,513)     (731,893)    (1,741,403)   (11,046,458)   (2,729,309)
Contract terminations:
    Surrender benefits                                (37,378)     (880,164)    (2,256,426)   (11,726,114)   (3,050,033)
    Death benefits                                         --            --         (5,305)      (159,756)      (11,162)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    1,541,904    12,053,793     39,714,463    136,196,535    60,210,817
-----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  27

STATEMENTS OF CHANGES IN NET ASSETS

                                                 VANK UIF      VANK UIF                                       WF ADV
                                               GLOBAL REAL   MID CAP GRO,      WANGER         WANGER      VT INDEX ASSET
YEAR ENDED DEC. 31, 2009 (CONTINUED)            EST, CL II       CL II          INTL            USA            ALLOC
 OPERATIONS
Investment income (loss) -- net                $  (184,551)   $  (25,662)   $  3,413,298   $   (876,217)    $   40,691
Net realized gain (loss) on sales of
  investments                                   (2,855,295)     (353,060)     (3,237,988)    (2,653,220)      (305,435)
Distributions from capital gains                        --            --              --             --             --
Net change in unrealized appreciation or
  depreciation of investments                   10,600,520     1,596,923      47,174,274     38,933,198        754,669
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      7,560,674     1,218,201      47,349,584     35,403,761        489,925
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                       3,469,867       357,746      15,702,382     14,427,374        661,809
Net transfers(1)                                (4,519,604)      925,695     (24,471,515)    (7,485,948)      (501,152)
Transfers for policy loans                        (160,426)      (14,997)       (761,044)      (640,523)          (571)
Policy charges                                    (792,655)     (123,888)     (4,983,745)    (4,366,382)      (236,362)
Contract terminations:
    Surrender benefits                            (883,222)      (75,216)     (6,331,008)    (5,563,508)      (215,383)
    Death benefits                                  (3,113)         (592)         (9,574)       (16,131)            --
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                  (2,889,153)    1,068,748     (20,854,504)    (3,645,118)      (291,659)
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 19,085,950     1,927,666     108,908,701     86,626,560      3,679,678
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $23,757,471    $4,214,615    $135,403,781   $118,385,203     $3,877,944
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          39,823,535     3,367,468     113,595,602     73,536,253      3,655,209
Contract purchase payments                       6,977,086       507,934      14,417,518     11,268,655        663,919
Net transfers(1)                                (8,729,986)    1,054,128     (22,594,969)    (5,279,758)      (510,044)
Transfers for policy loans                        (291,199)      (31,801)       (638,844)      (455,821)        (2,017)
Policy charges                                  (1,562,517)     (171,539)     (4,536,679)    (3,384,496)      (238,026)
Contract terminations:
    Surrender benefits                          (1,645,498)     (104,795)     (5,544,893)    (4,153,276)      (202,369)
    Death benefits                                  (5,657)         (807)         (8,685)       (13,020)            --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                34,565,764     4,620,588      94,689,050     71,518,537      3,366,672
------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
28  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     WF ADV       WF ADV        WF ADV
                                                                     VT INTL        VT        VT SM CAP
YEAR ENDED DEC. 31, 2009 (CONTINUED)                                  CORE          OPP          GRO
 OPERATIONS
Investment income (loss) -- net                                    $   21,177   $  (20,558)  $   (67,100)
Net realized gain (loss) on sales of investments                     (113,849)    (249,386)     (409,524)
Distributions from capital gains                                           --           --            --
Net change in unrealized appreciation or depreciation of
  investments                                                         213,223    1,138,173     3,595,891
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations       120,551      868,229     3,119,267
--------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                            216,118      330,414     1,142,514
Net transfers(1)                                                      (72,539)      32,048     1,180,746
Transfers for policy loans                                             (5,419)       3,765       (58,701)
Policy charges                                                        (52,118)    (108,943)     (303,533)
Contract terminations:
    Surrender benefits                                                (84,034)    (120,186)     (299,039)
    Death benefits                                                         --           --          (212)
--------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                          2,008      137,098     1,661,775
--------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                       955,419    1,844,006     5,287,487
--------------------------------------------------------------------------------------------------------
Net assets at end of year                                          $1,077,978   $2,849,333   $10,068,529
--------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                              1,052,037    2,051,224     5,442,008
Contract purchase payments                                            250,361      317,723       998,254
Net transfers(1)                                                      (82,034)        (834)      931,848
Transfers for policy loans                                             (5,725)       3,711       (48,154)
Policy charges                                                        (59,860)    (104,148)     (264,141)
Contract terminations:
    Surrender benefits                                                (91,654)    (104,705)     (241,213)
    Death benefits                                                         --           --          (285)
--------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                    1,063,125    2,162,971     6,818,317
--------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  29

STATEMENTS OF CHANGES IN NET ASSETS

                                                     INVESCO       INVESCO       INVESCO       INVESCO        INVESCO
                                                  VI CAP APPR,   VI CAP DEV,     VI DYN,    VI FIN SERV,   VI INTL GRO,
YEAR ENDED DEC. 31, 2008                             SER II         SER II        SER I         SER I         SER II
 OPERATIONS
Investment income (loss) -- net                    $   (95,064)  $   (40,574)  $   (8,854)   $    82,571   $    (10,310)
Net realized gain (loss) on sales of investments       (32,493)     (123,009)       3,162       (148,593)           393
Distributions from capital gains                            --       540,303           --        287,529        568,366
Net change in unrealized appreciation or
  depreciation of investments                       (5,526,286)   (2,990,208)    (602,206)    (2,098,545)   (12,853,631)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   (5,653,843)   (2,613,488)    (607,898)    (1,877,038)   (12,295,182)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           2,504,356     1,065,453      234,846        311,757      5,000,789
Net transfers(1)                                    (4,065,715)   (2,054,028)    (218,308)     2,900,698     31,281,478
Transfers for policy loans                             (85,098)      (11,502)     (17,569)       (17,751)      (200,875)
Policy charges                                        (498,164)     (201,211)     (44,814)       (80,126)      (820,005)
Contract terminations:
    Surrender benefits                                (468,746)     (162,275)     (29,604)       (67,574)      (594,736)
    Death benefits                                      (1,154)           --           --             --           (350)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (2,614,521)   (1,363,563)     (75,449)     3,047,004     34,666,301
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     14,961,623     6,608,068    1,303,537      1,011,504      8,747,965
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 6,693,259   $ 2,631,017   $  620,190    $ 2,181,470   $ 31,119,084
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              10,869,082     4,150,229      772,300        936,569      8,430,976
Contract purchase payments                           2,320,327       863,434      180,658        454,747      6,373,596
Net transfers(1)                                    (3,659,409)   (1,552,923)    (164,350)     3,864,948     38,191,233
Transfers for policy loans                             (70,915)       (8,732)     (14,544)       (19,780)      (248,687)
Policy charges                                        (465,861)     (163,886)     (35,193)      (118,598)    (1,081,750)
Contract terminations:
    Surrender benefits                                (439,761)     (134,417)     (24,811)       (91,921)      (763,081)
    Death benefits                                      (1,549)           --           --             --           (423)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     8,551,914     3,153,705      714,060      5,025,965     50,901,864
-----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.


See accompanying notes to financial statements.


--------------------------------------------------------------------------------
30  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                     INVESCO       AB VPS         AB VPS         AB VPS        AC VP
                                                    VI TECH,     GRO & INC,      INTL VAL,    LG CAP GRO,      INTL,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                  SER I         CL B           CL B           CL B         CL II
 OPERATIONS
Investment income (loss) -- net                    $  (11,968)  $    161,267   $    (38,467)   $   (8,137)  $   (21,692)
Net realized gain (loss) on sales of investments      (48,690)    (1,030,419)        38,019       (54,129)      206,555
Distributions from capital gains                           --      3,379,199      4,760,918            --     1,021,700
Net change in unrealized appreciation or
  depreciation of investments                        (705,116)   (12,107,416)   (60,783,482)     (379,627)   (6,775,403)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                    (765,774)    (9,597,369)   (56,023,012)     (441,893)   (5,568,840)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            303,652      4,193,594     17,716,713       106,154     1,948,092
Net transfers(1)                                     (175,573)    (3,789,537)    31,217,820       937,619    (2,830,450)
Transfers for policy loans                             (3,794)       (89,316)      (695,995)      (13,263)      (68,851)
Policy charges                                        (72,306)      (812,535)    (3,052,981)      (33,053)     (439,470)
Contract terminations:
    Surrender benefits                                (60,850)      (994,001)    (2,702,141)      (12,947)     (311,032)
    Death benefits                                     (1,423)        (1,887)        (3,147)           --            --
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions        (10,294)    (1,493,682)    42,480,269       984,510    (1,701,711)
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     1,664,737     24,351,715     79,845,055       393,838    13,660,490
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $  888,669   $ 13,260,664   $ 66,302,312    $  936,455   $ 6,389,939
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              1,370,369     17,279,848     33,666,923       370,082     7,424,560
Contract purchase payments                            328,974      3,800,848     10,403,693       125,012     1,375,271
Net transfers(1)                                     (215,701)    (3,337,716)    20,068,544     1,051,896    (1,861,110)
Transfers for policy loans                             (3,760)       (69,996)      (360,682)      (16,370)      (44,027)
Policy charges                                        (77,296)      (746,021)    (1,823,494)      (40,698)     (305,752)
Contract terminations:
    Surrender benefits                                (71,098)      (915,342)    (1,568,827)      (14,629)     (228,721)
    Death benefits                                     (1,398)        (1,584)        (2,042)           --            --
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    1,330,090     16,010,037     60,384,115     1,475,293     6,360,221
-----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  31

STATEMENTS OF CHANGES IN NET ASSETS

                                                      AC VP        CALVERT       COL HI          CS           EV VT
                                                       VAL,       VS SOCIAL     YIELD, VS    COMMODITY    FLOATING-RATE
YEAR ENDED DEC. 31, 2008 (CONTINUED)                  CL II          BAL          CL B         RETURN          INC
 OPERATIONS
Investment income (loss) -- net                    $   323,454   $   122,110   $  272,198   $    40,409    $   863,700
Net realized gain (loss) on sales of investments    (1,833,148)     (196,379)     (62,171)     (603,459)      (344,536)
Distributions from capital gains                     2,941,331       110,307           --       629,059             --
Net change in unrealized appreciation or
  depreciation of investments                       (8,112,800)   (2,952,841)    (988,856)   (5,163,169)    (7,464,389)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                   (6,681,163)   (2,916,803)    (778,829)   (5,097,160)    (6,945,225)
-----------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                           4,722,696     1,006,386      451,190       627,192      3,329,123
Net transfers(1)                                    (7,593,377)   (2,005,469)   1,227,059    11,048,289     19,969,619
Transfers for policy loans                            (146,819)      (75,360)     (39,707)     (154,943)      (143,948)
Policy charges                                        (969,514)     (321,319)    (106,335)     (240,743)      (651,581)
Contract terminations:
    Surrender benefits                                (842,869)     (369,781)     (66,569)     (274,156)      (448,287)
    Death benefits                                      (4,890)           --           --            --           (555)
-----------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      (4,834,773)   (1,765,543)   1,465,638    11,005,639     22,054,371
-----------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     27,683,595    10,574,639    1,945,346       928,298      5,934,507
-----------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $16,167,659   $ 5,892,293   $2,632,155   $ 6,836,777    $21,043,653
-----------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              19,461,350     9,295,029    1,802,129       826,615      6,045,306
Contract purchase payments                           3,788,575     1,028,677      455,553       587,011      3,740,260
Net transfers(1)                                    (5,997,612)   (1,947,062)   1,235,033     8,501,398     21,309,810
Transfers for policy loans                            (111,296)      (80,137)     (42,863)     (145,391)      (159,284)
Policy charges                                        (785,369)     (326,179)    (108,896)     (232,015)      (742,371)
Contract terminations:
    Surrender benefits                                (683,707)     (360,431)     (70,873)     (268,353)      (507,930)
    Death benefits                                      (3,715)           --           --            --           (614)
-----------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    15,668,226     7,609,897    3,270,083     9,269,265     29,685,177
-----------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
32  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                     EG VA         FID VIP        FID VIP        FID VIP        FID VIP
                                                  FUNDAMENTAL    CONTRAFUND,    GRO & INC,      MID CAP,       OVERSEAS,
YEAR ENDED DEC. 31, 2008 (CONTINUED)             LG CAP, CL 2     SERV CL 2      SERV CL 2      SERV CL 2      SERV CL 2
 OPERATIONS
Investment income (loss) -- net                   $    40,383   $    314,641   $      9,150   $   (540,384)  $    251,365
Net realized gain (loss) on sales of
  investments                                         (84,460)    (1,994,858)      (554,945)      (964,996)       (59,291)
Distributions from capital gains                           --      1,259,895      3,587,891     13,870,843      2,267,224
Net change in unrealized appreciation or
  depreciation of investments                      (2,557,472)   (46,540,610)   (18,741,332)   (51,825,910)   (12,109,103)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  (2,601,549)   (46,960,932)   (15,699,236)   (39,460,447)    (9,649,805)
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          1,220,846     15,644,331      6,539,668     18,641,124      3,535,314
Net transfers(1)                                    1,738,477     98,174,456     (8,827,003)    (8,634,415)    (4,532,632)
Transfers for policy loans                            (26,026)      (841,644)      (191,960)      (774,129)      (195,003)
Policy charges                                       (267,579)    (2,836,281)    (1,386,051)    (3,553,424)      (693,216)
Contract terminations:
    Surrender benefits                               (204,184)    (2,165,010)    (1,175,515)    (3,282,458)      (838,678)
    Death benefits                                         --         (3,213)        (9,959)       (15,564)        (5,921)
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      2,461,534    107,972,639     (5,050,820)     2,381,134     (2,730,136)
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     6,259,113     33,100,348     40,784,134     99,593,999     23,795,390
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 6,119,098   $ 94,112,055   $ 20,034,078   $ 62,514,686   $ 11,415,449
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              4,801,901     30,597,893     27,134,655     46,273,969     12,231,416
Contract purchase payments                          1,130,336     18,881,724      5,407,812     10,701,907      2,323,843
Net transfers(1)                                    1,607,210    110,878,434     (7,057,749)    (4,083,069)    (2,863,068)
Transfers for policy loans                            (23,453)    (1,019,901)      (157,764)      (404,977)      (116,493)
Policy charges                                       (248,765)    (3,547,665)    (1,152,253)    (2,043,760)      (459,162)
Contract terminations:
    Surrender benefits                               (195,975)    (2,609,244)    (1,017,502)    (1,906,015)      (547,550)
    Death benefits                                         --         (3,654)        (7,950)        (8,127)        (3,367)
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    7,071,254    153,177,587     23,149,249     48,529,928     10,565,619
-------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  33

STATEMENTS OF CHANGES IN NET ASSETS

                                               FTVIPT FRANK     FTVIPT FRANK   FTVIPT MUTUAL      GS VIT         GS VIT
                                             GLOBAL REAL EST,    SM CAP VAL,       SHARES      MID CAP VAL,   STRUCTD U.S.
YEAR ENDED DEC. 31, 2008 (CONTINUED)               CL 2             CL 2         SEC, CL 2         INST         EQ, INST
 OPERATIONS
Investment income (loss) -- net                $     76,932     $    105,850    $   375,641    $    182,545   $    272,249
Net realized gain (loss) on sales of
  investments                                    (8,280,235)         860,595       (356,922)     (4,390,185)    (2,445,161)
Distributions from capital gains                 19,616,397        3,659,003        764,459         289,149        465,153
Net change in unrealized appreciation or
  depreciation of investments                   (46,707,846)     (21,068,915)    (8,791,661)    (62,448,141)   (25,264,646)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                     (35,294,752)     (16,443,467)    (8,008,483)    (66,366,632)   (26,972,405)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                       10,858,456        6,251,352      4,016,255      20,389,833      7,636,054
Net transfers(1)                                (29,205,862)     (15,474,986)    (3,043,347)    (35,557,161)   (31,128,199)
Transfers for policy loans                         (470,999)        (398,429)      (144,681)     (1,358,092)      (465,637)
Policy charges                                   (2,885,955)      (1,776,559)      (786,192)     (5,804,505)    (2,167,711)
Contract terminations:
    Surrender benefits                           (3,571,818)      (2,445,827)      (656,688)     (7,757,281)    (3,343,567)
    Death benefits                                  (23,201)         (19,620)        (1,797)        (26,184)       (34,071)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                  (25,299,379)     (13,864,069)      (616,450)    (30,113,390)   (29,503,131)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 102,556,769       61,594,543     21,880,075     204,428,353     93,726,848
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 41,962,638     $ 31,287,007    $13,255,142    $107,948,331   $ 37,251,312
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           44,220,789       27,554,908     14,489,356      77,828,223     90,954,761
Contract purchase payments                        5,766,542        3,197,716      3,221,235       9,195,816      8,962,285
Net transfers(1)                                (14,641,806)      (7,328,488)    (2,339,707)    (14,495,733)   (34,992,000)
Transfers for policy loans                         (217,345)        (198,409)      (109,450)       (560,145)      (523,889)
Policy charges                                   (1,546,941)        (916,148)      (639,140)     (2,651,203)    (2,584,585)
Contract terminations:
    Surrender benefits                           (1,876,815)      (1,215,533)      (537,527)     (3,428,294)    (3,880,977)
    Death benefits                                  (11,477)          (9,303)        (1,384)        (10,851)       (36,238)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 31,692,947       21,084,743     14,083,383      65,877,813     57,899,357
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
34  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                JANUS ASPEN    JANUS ASPEN    JANUS ASPEN          MFS             MFS
                                               GLOBAL TECH,      JANUS,        OVERSEAS,     INV GRO STOCK,     NEW DIS,
YEAR ENDED DEC. 31, 2008 (CONTINUED)               SERV           SERV            SERV           SERV CL         SERV CL
 OPERATIONS
Investment income (loss) -- net                 $   (82,569)  $    (97,033)  $     266,639    $   (185,081)   $   (175,298)
Net realized gain (loss) on sales of
  investments                                      (293,909)      (110,983)      2,822,596         322,601        (700,096)
Distributions from capital gains                         --             --      19,393,396       1,566,335       4,140,032
Net change in unrealized appreciation or
  depreciation of investments                    (5,303,617)   (29,090,552)   (100,600,566)    (15,020,813)    (12,303,868)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (5,680,095)   (29,298,568)    (78,117,935)    (13,316,958)     (9,039,230)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        1,119,655     11,970,407      10,499,334       3,373,791       2,352,164
Net transfers(1)                                 (2,056,814)    66,182,014     (17,291,053)     (7,931,240)     (4,617,476)
Transfers for policy loans                         (133,404)      (467,159)     (1,494,452)       (380,711)       (137,409)
Policy charges                                     (388,663)    (1,928,357)     (3,627,825)     (1,122,686)       (787,395)
Contract terminations:
    Surrender benefits                             (534,240)    (1,361,543)     (5,066,226)     (1,613,359)     (1,203,600)
    Death benefits                                       --           (962)        (47,811)             --              --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                   (1,993,466)    74,394,400     (17,028,033)     (7,674,205)     (4,393,716)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  14,074,330     21,046,788     159,690,676      41,198,365      25,899,938
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 6,400,769   $ 66,142,620   $  64,544,708    $ 20,207,202    $ 12,466,992
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           26,110,026     20,250,740      90,519,266      52,721,444      25,700,863
Contract purchase payments                        2,686,853     14,802,374       7,938,776       5,197,488       2,881,256
Net transfers(1)                                 (4,827,398)    76,465,026     (13,700,494)    (11,778,738)     (5,344,481)
Transfers for policy loans                         (309,032)      (559,781)     (1,025,347)       (525,096)       (143,480)
Policy charges                                     (948,689)    (2,455,932)     (2,761,814)     (1,738,486)       (966,124)
Contract terminations:
    Surrender benefits                           (1,326,691)    (1,707,207)     (3,662,461)     (2,472,233)     (1,487,849)
    Death benefits                                       --         (1,111)        (27,867)             --              --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 21,385,069    106,794,109      77,280,059      41,404,379      20,640,185
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  35

STATEMENTS OF CHANGES IN NET ASSETS

                                                     MFS       OPPEN GLOBAL    OPPEN MAIN    OPPEN GLOBAL     PIMCO VIT
                                                 UTILITIES,       SEC VA,      ST SM CAP    STRATEGIC INC    ALL ASSET,
YEAR ENDED DEC. 31, 2008 (CONTINUED)               SERV CL         SERV         VA, SERV       VA, SERV      ADVISOR CL
 OPERATIONS
Investment income (loss) -- net                 $     62,048    $     9,201   $   (23,877)   $  2,331,465   $  3,509,396
Net realized gain (loss) on sales of
  investments                                       (472,175)      (202,543)     (119,350)     (1,524,111)      (705,141)
Distributions from capital gains                   2,654,044        210,647       172,718         773,286        226,475
Net change in unrealized appreciation or
  depreciation of investments                    (10,577,603)    (1,721,807)   (1,731,180)    (23,917,379)   (15,488,653)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                       (8,333,686)    (1,704,502)   (1,701,689)    (22,336,739)   (12,457,923)
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         2,649,836        850,114       929,405      16,233,861     10,567,312
Net transfers(1)                                   5,487,577        339,898     1,000,904      90,921,118     57,169,128
Transfers for policy loans                          (307,976)       (21,552)       (4,870)       (992,678)      (487,264)
Policy charges                                      (737,862)      (163,761)     (162,660)     (3,805,692)    (1,883,599)
Contract terminations:
    Surrender benefits                              (461,831)      (113,492)     (119,745)     (3,073,699)    (1,404,551)
    Death benefits                                    (1,923)            --            --         (33,894)       (17,040)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     6,627,821        891,207     1,643,034      99,249,016     63,943,986
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   15,438,388      3,437,196     3,213,669      38,429,340     18,492,379
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 13,732,523    $ 2,623,901   $ 3,155,014    $115,341,617   $ 69,978,442
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             5,320,969      2,596,746     2,737,841      33,282,456     17,574,825
Contract purchase payments                         1,110,541        804,218       953,234      14,655,623     10,800,216
Net transfers(1)                                   1,891,430        252,082       977,699      77,141,227     55,365,268
Transfers for policy loans                          (126,256)       (20,603)       (5,283)       (891,643)      (498,217)
Policy charges                                      (315,120)      (158,722)     (170,429)     (3,498,323)    (1,963,623)
Contract terminations:
    Surrender benefits                              (201,361)      (121,695)     (118,281)     (2,788,809)    (1,454,731)
    Death benefits                                      (773)            --            --         (28,990)       (16,396)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   7,679,430      3,352,026     4,374,781     117,871,541     79,807,342
------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
36  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                     PUT VT           PUT VT        PUT VT         DISC           DISC
                                               GLOBAL HLTH CARE,     INTL EQ,       VISTA,     ASSET ALLOC,   ASSET ALLOC,
PERIOD ENDED DEC. 31, 2008 (CONTINUED)               CL IB            CL IB         CL IB         AGGR(2)      CONSERV(2)
 OPERATIONS
Investment income (loss) -- net                    $  (25,203)     $    58,415   $   (76,643)   $  (10,408)    $   (3,428)
Net realized gain (loss) on sales of
  investments                                          (8,117)        (264,961)        2,030       (25,881)       (14,239)
Distributions from capital gains                       24,189          729,567            --            --             --
Net change in unrealized appreciation or
  depreciation of investments                        (577,209)      (2,649,006)   (4,635,733)     (592,345)       (61,800)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          (586,340)      (2,125,985)   (4,710,346)     (628,634)       (79,467)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                            479,284          708,009       953,577       214,950         37,182
Net transfers(1)                                      354,413       (1,774,571)   (1,753,094)    3,301,288      1,633,350
Transfers for policy loans                             (8,260)         (38,849)      (92,787)      (23,986)       (11,566)
Policy charges                                       (132,297)        (149,151)     (339,172)      (43,688)       (40,391)
Contract terminations:
    Surrender benefits                               (116,630)        (103,367)     (532,284)      (30,257)       (96,902)
    Death benefits                                     (1,225)              --        (9,965)           --             --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                        575,285       (1,357,929)   (1,773,725)    3,418,307      1,521,673
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     2,734,514        5,845,302    11,572,237            --             --
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $2,723,459      $ 2,361,388   $ 5,088,166    $2,789,673     $1,442,206
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              2,265,408        3,246,299    15,215,879            --             --
Contract purchase payments                            427,893          494,358     1,595,963       287,383         44,280
Net transfers(1)                                      285,656       (1,174,160)   (2,839,689)    3,777,515      1,845,292
Transfers for policy loans                             (7,616)         (22,731)     (122,889)      (31,394)       (14,336)
Policy charges                                       (118,669)        (106,069)     (571,010)      (55,368)       (46,624)
Contract terminations:
    Surrender benefits                               (106,443)         (76,740)     (866,887)      (40,650)      (111,533)
    Death benefits                                       (987)              --       (14,132)           --             --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    2,745,242        2,360,957    12,397,235     3,937,486      1,717,079
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

 (2) For the period May 1, 2008 (commencement of operations) to Dec. 31, 2008.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  37

STATEMENTS OF CHANGES IN NET ASSETS

                                                   DISC           DISC            DISC          VP DAVIS         VP GS
                                               ASSET ALLOC,   ASSET ALLOC,    ASSET ALLOC,     NY VENTURE,   MID CAP VAL,
PERIOD ENDED DEC. 31, 2008 (CONTINUED)            MOD(2)       MOD AGGR(2)   MOD CONSERV(2)       CL 3           CL 3
 OPERATIONS
Investment income (loss) -- net                 $   (24,511)   $   (26,635)    $   (8,153)    $   (323,477)    $  (2,664)
Net realized gain (loss) on sales of
  investments                                       (93,544)      (107,690)      (105,196)         (76,173)      (24,270)
Distributions from capital gains                         --             --             --          160,120         1,890
Net change in unrealized appreciation or
  depreciation of investments                    (1,283,702)    (1,470,953)      (284,009)     (19,698,924)     (136,002)
-------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (1,401,757)    (1,605,278)      (397,358)     (19,938,454)     (161,046)
-------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          116,448        312,380         36,752        8,293,849        69,002
Net transfers(1)                                  8,206,059      8,127,699      3,217,651       45,127,215       227,884
Transfers for policy loans                          (20,832)       (49,132)          (849)        (309,970)       (1,022)
Policy charges                                      (96,293)       (91,098)       (49,223)      (1,336,567)      (14,801)
Contract terminations:
    Surrender benefits                              (99,906)      (107,723)      (108,089)        (921,242)       (8,263)
    Death benefits                                       --             --             --             (736)           --
-------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                    8,105,476      8,192,126      3,096,242       50,852,549       272,800
-------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                          --             --             --       14,559,955       256,728
-------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 6,703,719    $ 6,586,848     $2,698,884     $ 45,474,050     $ 368,482
-------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                   --             --             --       15,003,897       215,232
Contract purchase payments                          146,385        388,570         46,288       10,734,324        69,836
Net transfers(1)                                  8,963,651      8,882,497      3,547,952       54,631,820       231,425
Transfers for policy loans                          (23,648)       (67,468)        (1,079)        (393,092)       (1,018)
Policy charges                                     (120,181)      (114,268)       (59,783)      (1,778,717)      (15,111)
Contract terminations:
    Surrender benefits                             (130,322)      (124,069)      (135,488)      (1,208,174)       (8,032)
    Death benefits                                       --             --             --             (883)           --
-------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  8,835,885      8,965,262      3,397,890       76,989,175       492,332
-------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

 (2) For the period May 1, 2008 (commencement of operations) to Dec. 31, 2008.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
38  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                   VP PTNRS        RVS VP         RVS VP         RVS VP          RVS VP
                                                  SM CAP VAL,       BAL,        CASH MGMT,      DIV BOND,     DIV EQ INC,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                 CL 3           CL 3           CL 3           CL 3            CL 3
 OPERATIONS
Investment income (loss) -- net                  $   (417,698)  $ (1,519,738)  $  1,600,933   $ (1,485,478)  $  (3,325,307)
Net realized gain (loss) on sales of
  investments                                        (208,650)    (8,900,628)        (7,162)    (2,287,624)     (2,555,323)
Distributions from capital gains                    1,272,015     18,407,276             --             --      39,031,938
Net change in unrealized appreciation or
  depreciation of investments                     (20,778,100)   (90,176,351)       (33,247)   (19,620,161)   (235,782,808)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                 (20,132,433)   (82,189,441)     1,560,524    (23,393,263)   (202,631,500)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                         11,003,143     19,000,519     28,382,515     37,809,160      53,782,926
Net transfers(1)                                   36,839,808    (43,233,731)    13,707,366     36,562,008     (18,671,303)
Transfers for policy loans                           (437,889)    (1,029,884)      (876,062)    (2,457,303)     (3,557,275)
Policy charges                                     (1,923,820)   (18,594,056)   (12,480,150)   (14,144,943)    (15,100,295)
Contract terminations:
    Surrender benefits                             (1,510,579)   (18,099,192)   (16,794,897)   (14,548,986)    (17,764,066)
    Death benefits                                     (6,054)      (506,656)       (83,945)      (187,284)       (180,636)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions     43,964,609    (62,463,000)    11,854,827     43,032,652      (1,490,649)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                    31,869,782    312,062,373    113,766,641    268,070,533     501,850,751
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                        $ 55,701,958   $167,409,932   $127,181,992   $287,709,922   $ 297,728,602
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year             20,614,188    277,699,047     98,463,880    191,510,335     267,421,866
Contract purchase payments                          8,362,855     19,759,682     24,356,189     27,822,768      36,052,304
Net transfers(1)                                   27,119,817    (43,895,027)    11,703,341     25,077,816     (10,374,046)
Transfers for policy loans                           (317,049)    (1,009,844)      (750,273)    (1,794,154)     (2,203,919)
Policy charges                                     (1,486,947)   (19,470,424)   (10,710,891)   (10,454,487)    (10,221,346)
Contract terminations:
    Surrender benefits                             (1,158,666)   (18,306,070)   (14,390,816)   (10,721,283)    (11,657,891)
    Death benefits                                     (4,048)      (471,242)       (71,882)      (152,464)       (115,102)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                   53,130,150    214,306,122    108,599,548    221,288,531     268,901,866
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  39

STATEMENTS OF CHANGES IN NET ASSETS

                                                  RVS VP         RVS VP           RVS VP            RVS VP          RVS VP
                                                 DYN EQ,      GLOBAL BOND,   GLOBAL INFLATION   HI YIELD BOND,     INC OPP,
YEAR ENDED DEC. 31, 2008 (CONTINUED)               CL 3           CL 3        PROT SEC, CL 3         CL 3            CL 3
 OPERATIONS
Investment income (loss) -- net               $  (2,665,648)   $ 5,720,702      $   690,437      $   (403,633)   $  (238,331)
Net realized gain (loss) on sales of
  investments                                    (7,761,818)      (501,589)        (467,708)       (2,348,795)      (709,058)
Distributions from capital gains                 45,856,980         43,931               --                --             --
Net change in unrealized appreciation or
  depreciation of investments                  (241,674,498)    (7,691,373)      (1,874,376)      (15,436,995)    (6,831,257)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    (206,244,984)    (2,428,329)      (1,651,647)      (18,189,423)    (7,778,646)
----------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                       40,234,493     11,668,417        7,083,296         7,838,973      6,262,601
Net transfers(1)                                (79,809,679)    18,595,512       37,034,990       (31,706,955)    28,358,860
Transfers for policy loans                       (1,161,827)    (1,007,898)        (503,054)         (549,829)      (251,793)
Policy charges                                  (29,053,856)    (3,354,259)      (1,476,841)       (3,013,363)    (1,105,315)
Contract terminations:
    Surrender benefits                          (29,861,329)    (3,768,160)      (1,110,689)       (3,811,216)      (757,665)
    Death benefits                                 (455,933)       (44,977)          (3,979)          (38,708)          (670)
----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                 (100,108,131)    22,088,635       41,023,723       (31,281,098)    32,506,018
----------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                 556,056,359     74,558,861       13,098,242        96,633,920     11,525,124
----------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                     $ 249,703,244    $94,219,167      $52,470,318      $ 47,163,399    $36,252,496
----------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year          631,216,077     46,890,471       12,081,742        69,117,566     10,553,666
Contract purchase payments                       57,932,001      7,369,870        6,475,865         6,070,214      6,216,820
Net transfers(1)                               (109,797,176)    10,971,959       33,054,371       (23,968,225)    26,605,609
Transfers for policy loans                       (1,360,422)      (635,179)        (460,202)         (406,812)      (246,272)
Policy charges                                  (41,962,998)    (2,133,734)      (1,358,563)       (2,355,838)    (1,111,840)
Contract terminations:
    Surrender benefits                          (41,171,203)    (2,383,022)      (1,020,193)       (2,937,794)      (759,480)
    Death benefits                                 (585,538)       (28,356)          (3,551)          (27,970)          (651)
----------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                494,270,741     60,052,009       48,769,469        45,491,141     41,257,852
----------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
40  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                  RVS VP         RVS VP         RVS VP           RVS VP          SEL VP
                                               MID CAP GRO,   MID CAP VAL,     S&P 500,     SHORT DURATION,       GRO,
YEAR ENDED DEC. 31, 2008 (CONTINUED)               CL 3           CL 3           CL 3             CL 3            CL 3
 OPERATIONS
Investment income (loss) -- net                 $  (101,750)   $   (64,236)  $   (416,067)    $  (410,994)    $   (730,732)
Net realized gain (loss) on sales of
  investments                                      (427,020)      (230,634)       657,676        (164,864)        (528,501)
Distributions from capital gains                     87,605      1,225,217      2,175,314              --               --
Net change in unrealized appreciation or
  depreciation of investments                    (5,901,345)    (5,298,489)   (24,813,852)     (1,336,796)     (62,618,754)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (6,342,510)    (4,368,142)   (22,396,929)     (1,912,654)     (63,877,987)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        1,694,717      1,502,375      5,716,016       5,006,517       18,020,998
Net transfers(1)                                 (2,841,599)     3,770,032    (10,087,030)       (865,193)      14,257,323
Transfers for policy loans                         (126,307)       (76,614)      (329,692)       (458,147)        (764,840)
Policy charges                                     (572,173)      (285,679)    (1,968,478)     (3,169,004)      (3,929,584)
Contract terminations:
    Surrender benefits                             (717,882)      (209,023)    (2,894,015)     (3,176,357)      (4,207,302)
    Death benefits                                       --             --             --         (69,670)         (28,993)
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                   (2,563,244)     4,701,091     (9,563,199)     (2,731,854)      23,347,602
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                  15,909,677      5,697,883     67,021,489      55,521,994      130,021,368
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                       $ 7,003,923    $ 6,030,832   $ 35,061,361     $50,877,486     $ 89,490,983
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year           11,572,211      4,302,586     65,036,335      43,230,687      215,183,503
Contract purchase payments                        1,577,250      1,437,714      6,755,063       3,924,238       38,825,223
Net transfers(1)                                 (2,520,730)     3,183,040    (11,183,122)       (696,220)      33,622,282
Transfers for policy loans                         (103,767)       (76,657)      (350,681)       (360,685)      (1,517,851)
Policy charges                                     (535,233)      (280,389)    (2,346,027)     (2,496,751)      (8,577,129)
Contract terminations:
    Surrender benefits                             (669,099)      (194,993)    (3,333,313)     (2,496,568)      (8,953,365)
    Death benefits                                       --             --             --         (58,873)         (55,687)
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                  9,320,632      8,371,301     54,578,255      41,045,828      268,526,976
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  41

STATEMENTS OF CHANGES IN NET ASSETS

                                                    SEL VP        SEL VP        THDL VP        THDL VP        VANK LIT
                                                 LG CAP VAL,   SM CAP VAL,    EMER MKTS,      INTL OPP,       COMSTOCK,
YEAR ENDED DEC. 31, 2008 (CONTINUED)                 CL 3          CL 3          CL 3            CL 3           CL II
 OPERATIONS
Investment income (loss) -- net                   $  (4,226)   $  (169,801)  $   (146,563)  $   2,555,774   $    157,546
Net realized gain (loss) on sales of
  investments                                       (48,534)    (2,317,575)      (244,895)     14,647,579       (113,824)
Distributions from capital gains                     10,032      2,488,873     14,338,239              --      1,046,057
Net change in unrealized appreciation or
  depreciation of investments                      (192,069)    (8,838,669)   (70,108,034)   (105,247,474)   (15,570,505)
------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                  (234,797)    (8,837,172)   (56,161,253)    (88,044,121)   (14,480,726)
------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                          162,642      2,278,163     11,367,737      12,202,819      6,701,009
Net transfers(1)                                    114,866     (6,909,538)    22,096,269     (39,713,499)    35,147,115
Transfers for policy loans                           (1,468)      (108,346)    (1,234,992)     (1,511,550)      (259,453)
Policy charges                                      (30,672)      (799,547)    (2,708,386)     (9,186,877)    (1,092,362)
Contract terminations:
    Surrender benefits                              (17,464)    (1,038,568)    (2,931,389)    (12,540,819)      (771,393)
    Death benefits                                       --         (5,036)       (23,124)       (140,528)          (545)
------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      227,904     (6,582,872)    26,566,115     (50,890,454)    39,724,371
------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     513,567     27,429,869     90,908,238     250,571,895     11,606,327
------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 506,674    $12,009,825   $ 61,313,100   $ 111,637,320   $ 36,849,972
------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year              429,785     19,239,781     31,068,453     222,331,737     12,703,942
Contract purchase payments                          169,339      1,982,718      5,457,017      13,710,629      9,156,509
Net transfers(1)                                    160,251     (5,712,410)    12,356,750     (42,608,893)    44,481,998
Transfers for policy loans                           (1,910)       (68,855)      (511,916)     (1,532,316)      (349,268)
Policy charges                                      (32,752)      (704,035)    (1,315,186)    (10,374,931)    (1,530,444)
Contract terminations:
    Surrender benefits                              (18,008)      (890,339)    (1,373,146)    (13,576,929)    (1,065,175)
    Death benefits                                       --         (3,898)        (8,785)       (141,698)          (684)
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    706,705     13,842,962     45,673,187     167,807,599     63,396,878
------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
42  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

                                                 VANK UIF       VANK UIF                                        WF ADV
                                                GLOBAL REAL   MID CAP GRO,       WANGER         WANGER      VT INDEX ASSET
YEAR ENDED DEC. 31, 2008 (CONTINUED)            EST, CL II        CL II           INTL            USA            ALLOC
 OPERATIONS
Investment income (loss) -- net                $    270,797    $    (1,104)  $     109,347   $ (1,136,014)    $    77,693
Net realized gain (loss) on sales of
  investments                                          (737)      (400,809)      1,920,390        510,321        (141,035)
Distributions from capital gains                    922,786        777,465      22,720,846     15,826,879         402,407
Net change in unrealized appreciation or
  depreciation of investments                   (10,561,130)    (2,000,914)   (113,311,520)   (74,247,046)     (2,052,050)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                      (9,368,284)    (1,625,362)    (88,560,937)   (59,045,860)     (1,712,985)
--------------------------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                        2,923,714        389,865      19,885,378     18,528,314         992,041
Net transfers(1)                                 22,227,118      2,440,585      (5,466,566)   (20,223,193)     (1,571,667)
Transfers for policy loans                         (137,311)       (71,783)     (1,596,059)    (1,215,484)        (28,073)
Policy charges                                     (482,490)       (91,317)     (5,270,728)    (4,576,728)       (277,990)
Contract terminations:
    Surrender benefits                             (340,810)       (56,456)     (6,721,632)    (5,770,519)       (132,188)
    Death benefits                                     (915)            --         (17,210)       (68,371)             --
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract
  transactions                                   24,189,306      2,610,894         813,183    (13,325,981)     (1,017,877)
--------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                   4,264,928        942,134     196,656,455    158,998,401       6,410,540
--------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                      $ 19,085,950    $ 1,927,666   $ 108,908,701   $ 86,626,560     $ 3,679,678
--------------------------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year            4,908,104        867,425     110,580,475     80,676,813       4,473,305
Contract purchase payments                        4,568,535        476,017      14,590,258     11,465,193         808,536
Net transfers(1)                                 31,894,251      2,292,244      (1,707,170)   (11,465,288)     (1,261,535)
Transfers for policy loans                         (216,546)       (83,452)     (1,088,122)      (706,193)        (18,555)
Policy charges                                     (780,727)      (113,545)     (3,923,748)    (2,859,158)       (228,677)
Contract terminations:
    Surrender benefits                             (548,925)       (71,221)     (4,844,759)    (3,537,209)       (117,865)
    Death benefits                                   (1,157)            --         (11,332)       (37,905)             --
--------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                 39,823,535      3,367,468     113,595,602     73,536,253       3,655,209
--------------------------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  43

STATEMENTS OF CHANGES IN NET ASSETS

                                                                     WF ADV        WF ADV        WF ADV
                                                                    VT INTL          VT        VT SM CAP
YEAR ENDED DEC. 31, 2008 (CONTINUED)                                  CORE          OPP           GRO
 OPERATIONS
Investment income (loss) -- net                                   $    15,487   $    28,587   $   (66,796)
Net realized gain (loss) on sales of investments                      (46,365)     (165,281)     (610,828)
Distributions from capital gains                                      295,254       634,590     2,189,680
Net change in unrealized appreciation or depreciation of
  investments                                                      (1,035,877)   (1,771,299)   (5,245,312)
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (771,501)   (1,273,403)   (3,733,256)
---------------------------------------------------------------------------------------------------------

 CONTRACT TRANSACTIONS
Contract purchase payments                                            284,179       475,637     1,330,845
Net transfers(1)                                                     (288,197)     (596,426)      275,518
Transfers for policy loans                                             (3,379)       (7,131)      (88,059)
Policy charges                                                        (64,649)     (122,852)     (288,040)
Contract terminations:
    Surrender benefits                                                (51,325)     (118,547)     (238,964)
    Death benefits                                                         --            --          (600)
---------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions                       (123,371)     (369,319)      990,700
---------------------------------------------------------------------------------------------------------
Net assets at beginning of year                                     1,850,291     3,486,728     8,030,043
---------------------------------------------------------------------------------------------------------
Net assets at end of year                                         $   955,419   $ 1,844,006   $ 5,287,487
---------------------------------------------------------------------------------------------------------

 ACCUMULATION UNIT ACTIVITY
Units outstanding at beginning of year                              1,142,653     2,302,533     4,797,987
Contract purchase payments                                            223,345       369,753     1,019,543
Net transfers(1)                                                     (216,071)     (427,096)       93,715
Transfers for policy loans                                             (2,649)       (1,907)      (65,693)
Policy charges                                                        (51,655)      (97,256)     (222,313)
Contract terminations:
    Surrender benefits                                                (43,586)      (94,803)     (180,805)
    Death benefits                                                         --            --          (426)
---------------------------------------------------------------------------------------------------------
Units outstanding at end of year                                    1,052,037     2,051,224     5,442,008
---------------------------------------------------------------------------------------------------------


 (1) Includes transfer activity from (to) other divisions and transfers from
     (to) RiverSource Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
44  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION
RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for RiverSource(R) Single Premium Variable Life Insurance policies issued by RiverSource Life.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund offered through RiverSource(R) Single Premium Variable Life Insurance and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts.

DIVISION                        FUND
-------------------------------------------------------------------------------------------------
Invesco VI Cap Appr, Ser II     Invesco V.I. Capital Appreciation Fund, Series II Shares
                                  (previously AIM V.I. Capital Appreciation Fund, Series II
                                  Shares)
Invesco VI Cap Dev, Ser II      Invesco V.I. Capital Development Fund, Series II Shares
                                  (previously AIM V.I. Capital Development Fund, Series II
                                  Shares)
Invesco VI Dyn, Ser I           Invesco V.I. Dynamics Fund, Series I Shares
                                  (previously AIM V.I. Dynamics Fund, Series I Shares)
Invesco VI Fin Serv, Ser I      Invesco V.I. Financial Services Fund, Series I Shares
                                  (previously AIM V.I. Financial Services Fund, Series I Shares)
Invesco VI Intl Gro, Ser II     Invesco V.I. International Growth Fund, Series II Shares(1)
                                  (previously AIM V.I. International Growth Fund, Series II
                                  Shares)
Invesco VI Tech, Ser I          Invesco V.I. Technology Fund, Series I Shares
                                  (previously AIM V.I. Technology Fund, Series I Shares)
AB VPS Gro & Inc, Cl B          AllianceBernstein VPS Growth and Income Portfolio (Class B)
AB VPS Intl Val, Cl B           AllianceBernstein VPS International Value Portfolio (Class B)(2)
AB VPS Lg Cap Gro, Cl B         AllianceBernstein VPS Large Cap Growth Portfolio (Class B)
AC VP Intl, Cl II               American Century VP International, Class II
AC VP Val, Cl II                American Century VP Value, Class II
Calvert VS Social Bal           Calvert Variable Series, Inc. VP SRI Social Balanced Portfolio
Col Hi Yield, VS Cl B           Columbia High Yield Fund, Variable Series, Class B
CS Commodity Return             Credit Suisse Trust - Commodity Return Strategy Portfolio
EV VT Floating-Rate Inc         Eaton Vance VT Floating-Rate Income Fund
EG VA Fundamental Lg Cap, Cl 2  Evergreen VA Fundamental Large Cap Fund - Class 2
Fid VIP Contrafund, Serv Cl 2   Fidelity(R) VIP Contrafund(R) Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl 2    Fidelity(R) VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Serv Cl 2      Fidelity(R) VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl 2     Fidelity(R) VIP Overseas Portfolio Service Class 2
FTVIPT Frank Global Real Est,
Cl 2                            FTVIPT Franklin Global Real Estate Securities Fund - Class 2
FTVIPT Frank Sm Cap Val, Cl 2   FTVIPT Franklin Small Cap Value Securities Fund - Class 2
FTVIPT Mutual Shares Sec, Cl 2  FTVIPT Mutual Shares Securities Fund - Class 2
GS VIT Mid Cap Val, Inst        Goldman Sachs VIT Mid Cap Value Fund - Institutional Shares
GS VIT Structd U.S. Eq, Inst    Goldman Sachs VIT Structured U.S. Equity Fund - Institutional
                                  Shares
Janus Aspen Global Tech, Serv   Janus Aspen Series Global Technology Portfolio: Service Shares
Janus Aspen Janus, Serv         Janus Aspen Series Janus Portfolio: Service Shares
Janus Aspen Overseas, Serv      Janus Aspen Series Overseas Portfolio: Service Shares
MFS Inv Gro Stock, Serv Cl      MFS(R) Investors Growth Stock Series - Service Class
MFS New Dis, Serv Cl            MFS(R) New Discovery Series - Service Class
MFS Utilities, Serv Cl          MFS(R) Utilities Series - Service Class
Oppen Global Sec VA, Serv       Oppenheimer Global Securities Fund/VA, Service Shares
Oppen Main St Sm Cap VA, Serv   Oppenheimer Main Street Small Cap Fund/VA, Service Shares
Oppen Global Strategic Inc VA,  Oppenheimer Global Strategic Income Fund/VA, Service Shares
Serv                              (previously Oppenheimer Strategic Bond Fund/VA, Service
                                  Shares)
PIMCO VIT All Asset, Advisor
Cl                              PIMCO VIT All Asset Portfolio, Advisor Share Class
Put VT Global Hlth Care, Cl IB  Putnam VT Global Health Care Fund - Class IB Shares
Put VT Intl Eq, Cl IB           Putnam VT International Equity Fund - Class IB Shares
Put VT Vista, Cl IB             Putnam VT Vista Fund - Class IB Shares
Disc Asset Alloc, Aggr          RVST Disciplined Asset Allocation Portfolios - Aggressive
Disc Asset Alloc, Conserv       RVST Disciplined Asset Allocation Portfolios - Conservative
Disc Asset Alloc, Mod           RVST Disciplined Asset Allocation Portfolios - Moderate
Disc Asset Alloc, Mod Aggr      RVST Disciplined Asset Allocation Portfolios - Moderately
                                  Aggressive
Disc Asset Alloc, Mod Conserv   RVST Disciplined Asset Allocation Portfolios - Moderately
                                  Conservative
-------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  45

DIVISION                        FUND
-------------------------------------------------------------------------------------------------
VP Davis NY Venture, Cl 3       RVST Variable Portfolio - Davis New York Venture Fund (Class 3)
                                  (previously RVST RiverSource Partners Variable
                                  Portfolio - Fundamental Value Fund)
VP GS Mid Cap Val, Cl 3         RVST Variable Portfolio - Goldman Sachs Mid Cap Value Fund (Class
                                  3)
                                  (previously RVST RiverSource Partners Variable
                                  Portfolio - Select Value Fund)
VP Ptnrs Sm Cap Val, Cl 3       RVST Variable Portfolio - Partners Small Cap Value Fund (Class 3)
                                  (previously RVST RiverSource Partners Variable
                                  Portfolio - Small Cap Value Fund)
RVS VP Bal, Cl 3                RVST RiverSource Variable Portfolio - Balanced Fund (Class 3)
RVS VP Cash Mgmt, Cl 3          RVST RiverSource Variable Portfolio - Cash Management Fund (Class
                                  3)
RVS VP Div Bond, Cl 3           RVST RiverSource Variable Portfolio - Diversified Bond Fund
                                  (Class 3)
RVS VP Div Eq Inc, Cl 3         RVST RiverSource Variable Portfolio - Diversified Equity Income
                                  Fund (Class 3)(3)
RVS VP Dyn Eq, Cl 3             RVST RiverSource Variable Portfolio - Dynamic Equity Fund (Class
                                  3)
RVS VP Global Bond, Cl 3        RVST RiverSource Variable Portfolio - Global Bond Fund (Class 3)
RVS VP Global Inflation Prot    RVST RiverSource Variable Portfolio - Global Inflation Protected
Sec, Cl 3                         Securities Fund (Class 3)
RVS VP Hi Yield Bond, Cl 3      RVST RiverSource Variable Portfolio - High Yield Bond Fund (Class
                                  3)
RVS VP Inc Opp, Cl 3            RVST RiverSource Variable Portfolio - Income Opportunities Fund
                                  (Class 3)
RVS VP Mid Cap Gro, Cl 3        RVST RiverSource Variable Portfolio - Mid Cap Growth Fund (Class
                                  3)
RVS VP Mid Cap Val, Cl 3        RVST RiverSource Variable Portfolio - Mid Cap Value Fund (Class
                                  3)
RVS VP S&P 500, Cl 3            RVST RiverSource Variable Portfolio - S&P 500 Index Fund (Class
                                  3)
RVS VP Short Duration, Cl 3     RVST RiverSource Variable Portfolio - Short Duration U.S.
                                  Government Fund (Class 3)
Sel VP Gro, Cl 3                RVST Seligman Variable Portfolio - Growth Fund (Class 3)
Sel VP Lg Cap Val, Cl 3         RVST Seligman Variable Portfolio - Larger-Cap Value Fund (Class
                                  3)
Sel VP Sm Cap Val, Cl 3         RVST Seligman Variable Portfolio - Smaller-Cap Value Fund (Class
                                  3)
THDL VP Emer Mkts, Cl 3         RVST Threadneedle Variable Portfolio - Emerging Markets Fund
                                  (Class 3)
THDL VP Intl Opp, Cl 3          RVST Threadneedle Variable Portfolio - International Opportunity
                                  Fund (Class 3)
VanK LIT Comstock, Cl II        Van Kampen Life Investment Trust Comstock Portfolio, Class II
                                  Shares
VanK UIF Global Real Est, Cl
II                              Van Kampen's UIF Global Real Estate Portfolio, Class II Shares
VanK UIF Mid Cap Gro, Cl II     Van Kampen's UIF Mid Cap Growth Portfolio, Class II Shares
Wanger Intl                     Wanger International
Wanger USA                      Wanger USA
WF Adv VT Index Asset Alloc     Wells Fargo Advantage VT Index Asset Allocation Fund
                                  (previously Wells Fargo Advantage VT Asset Allocation Fund)
WF Adv VT Intl Core             Wells Fargo Advantage VT International Core Fund
WF Adv VT Opp                   Wells Fargo Advantage VT Opportunity Fund
WF Adv VT Sm Cap Gro            Wells Fargo Advantage VT Small Cap Growth Fund
-------------------------------------------------------------------------------------------------





 (1) Effective Feb. 13, 2009, Putman VT International New Opportunities
     Fund - Class IB Shares was substituted with AIM V.I. International Growth Fund, Series II Shares.

 (2) Effective Feb. 13, 2009, Lazard Retirement International Equity Portfolio - Service Shares was substituted with AllianceBernstein VPS International Value Portfolio (Class B).

 (3) Effective Feb. 13, 2009, Pioneer Equity Income VCT Portfolio - Class II Shares was substituted with RVST RiverSource Variable
     Portfolio - Diversified Equity Income Fund (Class 3).

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
INVESTMENTS IN THE FUNDS
Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division's share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

     Level 1 - Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

     Level 2 - Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

     Level 3 - Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.


--------------------------------------------------------------------------------
46  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

The Funds in the Accounts have been assigned a Level 2 hierarchy, which indicates that the Funds are not considered to be active as there are few daily net asset values released publicly. Investments in shares of the Funds are stated at fair value which is the net asset value per share as determined by the respective Funds.

FEDERAL INCOME TAXES
RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a change may be made in future years for any federal income taxes that would be attributable to the policies.

SUBSEQUENT EVENTS
Management has evaluated Account related events and transactions that occurred during the period from the date of the Statements of Assets and Liabilities through the date of issuance of the Account's financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the Account's financial statements.

USE OF ESTIMATES
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3. VARIABLE ACCOUNT EXPENSES
RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.90% of the average daily net assets of each subaccount.

4. POLICY CHARGES
A monthly deduction is made for the cost of insurance and charges for any optional insurance benefits provided by rider for the policy month. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses in distributing the policy, including the agents' compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Some products may also charge an administrative charge or a no lapse guarantee charge.

5. SURRENDER CHARGES
RiverSource Life will use a surrender charge to help it recover certain expenses related to the issuance of the policy. Additional information regarding how the surrender charge is determined can be found in the applicable product's prospectus. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

6. RELATED PARTY TRANSACTIONS
Management fees are paid indirectly to RiverSource Investments, LLC, an affiliate of RiverSource Life, in its capacity as investment manager for the RiverSource Variable Series Trust (RVST) funds. The Fund's Investment Management Services Agreement provides for a fee at a percentage of each Fund's average daily net assets on a tiered schedule that ranges from 1.100% to 0.120%.

For certain RVST funds, the management fee may be adjusted upward or downward by a performance incentive adjustment (PIA). The adjustment is based on a comparison of the performance of each Fund to an index of similar funds up to a maximum percentage of each Fund's average daily net assets after deducting 0.50% from the performance difference. If the performance difference is less than 0.50%, the adjustment will be zero. For RVST funds with PIA, the maximum adjustment is 0.08% or 0.12%.

The Funds have a Transfer Agency and Servicing Agreement with RiverSource Service Corporation, an affiliate of RiverSource Life. The fee under this agreement is uniform for all RVST funds at an annual rate of 0.06% of each Fund's average daily net assets.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  47

The Funds have an agreement with RiverSource Distributors, Inc. (the Distributor) for distribution services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, each Fund pays the Distributor a fee at an annual rate of up to 0.125% of each Fund's average daily net assets.

RVST funds have an Administrative Services Agreement with Ameriprise Financial, Inc., the parent of RiverSource Life, (Ameriprise Financial). Under this agreement, each Fund pays Ameriprise Financial a fee on a tiered schedule that ranges from 0.080% to 0.030% of each Fund's average daily net assets for administration and accounting services.

On Sept. 29, 2009, Ameriprise Financial entered into an agreement with Bank of America Corporation to buy a portion of the asset management business of Columbia Management Group, LLC, including Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC (the "Transaction"). The Transaction is subject to certain approvals and other conditions to closing, and is currently expected to close in the spring of 2010. Certain divisions invest in Funds sponsored by Columbia Management Advisors, LLC and Columbia Wanger Asset Management, LLC.

In addition to the fees and expenses which each RVST fund bears directly, each Fund indirectly bears a pro rata share of the fees and expenses of the funds in which it invests (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds). Because the acquired funds have varied expense and fee levels and each Fund may own different proportions of acquired funds at different times, the amount of fees and expenses incurred indirectly by each Fund will vary.

7. INVESTMENT TRANSACTIONS
The divisions' purchases of Funds' shares, including reinvestment of dividend distributions, for the year ended Dec. 31, 2009 were as follows:

DIVISION                                         PURCHASES
-----------------------------------------------------------------
Invesco VI Cap Appr, Ser II                    $    676,394
Invesco VI Cap Dev, Ser II                          261,047
Invesco VI Dyn, Ser I                               105,367
Invesco VI Fin Serv, Ser I                        1,511,648
Invesco VI Intl Gro, Ser II                      58,836,087
Invesco VI Tech, Ser I                            1,833,648
AB VPS Gro & Inc, Cl B                            1,410,743
AB VPS Intl Val, Cl B                            31,837,848
AB VPS Lg Cap Gro, Cl B                             824,313
AC VP Intl, Cl II                                   747,017
AC VP Val, Cl II                                  2,492,189
Calvert VS Social Bal                               865,221
Col Hi Yield, VS Cl B                             2,662,959
CS Commodity Return                               5,054,828
EV VT Floating-Rate Inc                          24,298,136
EG VA Fundamental Lg Cap, Cl 2                    4,761,832
Fid VIP Contrafund, Serv Cl 2                    20,472,043
Fid VIP Gro & Inc, Serv Cl 2                      1,609,358
Fid VIP Mid Cap, Serv Cl 2                        6,404,929
Fid VIP Overseas, Serv Cl 2                       1,249,527
FTVIPT Frank Global Real Est, Cl 2                8,326,982
FTVIPT Frank Sm Cap Val, Cl 2                     4,054,285
FTVIPT Mutual Shares Sec, Cl 2                    2,824,798
GS VIT Mid Cap Val, Inst                          9,596,482
GS VIT Structd U.S. Eq, Inst                      2,491,553
Janus Aspen Global Tech, Serv                     2,042,314
Janus Aspen Janus, Serv                          23,815,762
Janus Aspen Overseas, Serv                        8,469,844
MFS Inv Gro Stock, Serv Cl                      108,012,833
MFS New Dis, Serv Cl                              1,492,680
MFS Utilities, Serv Cl                            2,690,478
Oppen Global Sec VA, Serv                         1,438,874
Oppen Main St Sm Cap VA, Serv                     1,691,588
Oppen Global Strategic Inc VA, Serv              28,606,322
PIMCO VIT All Asset, Advisor Cl                  34,512,031
Put VT Global Hlth Care, Cl IB                    1,200,891
Put VT Intl Eq, Cl IB                               291,841
Put VT Vista, Cl IB                                 357,539
Disc Asset Alloc, Aggr                            2,590,851
Disc Asset Alloc, Conserv                         2,080,423
Disc Asset Alloc, Mod                             6,857,508
Disc Asset Alloc, Mod Aggr                        7,090,644


--------------------------------------------------------------------------------
48  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

DIVISION                                         PURCHASES
-----------------------------------------------------------------
Disc Asset Alloc, Mod Conserv                  $  2,655,438
VP Davis NY Venture, Cl 3                        59,133,546
VP GS Mid Cap Val, Cl 3                             218,616
VP Ptnrs Sm Cap Val, Cl 3                        16,988,409
RVS VP Bal, Cl 3                                  6,686,257
RVS VP Cash Mgmt, Cl 3                           16,483,489
RVS VP Div Bond, Cl 3                            82,780,764
RVS VP Div Eq Inc, Cl 3                          30,091,746
RVS VP Dyn Eq, Cl 3                              12,562,674
RVS VP Global Bond, Cl 3                         21,245,761
RVS VP Global Inflation Prot Sec, Cl 3           73,284,994
RVS VP Hi Yield Bond, Cl 3                       11,669,864
RVS VP Inc Opp, Cl 3                             47,671,226
RVS VP Mid Cap Gro, Cl 3                          3,475,185
RVS VP Mid Cap Val, Cl 3                          2,064,768
RVS VP S&P 500, Cl 3                              4,357,156
RVS VP Short Duration, Cl 3                      18,941,236
Sel VP Gro, Cl 3                                  9,195,305
Sel VP Lg Cap Val, Cl 3                           1,086,290
Sel VP Sm Cap Val, Cl 3                           1,201,846
THDL VP Emer Mkts, Cl 3                          12,489,371
THDL VP Intl Opp, Cl 3                            7,852,904
VanK LIT Comstock, Cl II                         15,139,473
VanK UIF Global Real Est, Cl II                   6,524,813
VanK UIF Mid Cap Gro, Cl II                       1,650,576
Wanger Intl                                      12,582,362
Wanger USA                                        9,321,829
WF Adv VT Index Asset Alloc                         597,252
WF Adv VT Intl Core                                 174,136
WF Adv VT Opp                                       553,778
WF Adv VT Sm Cap Gro                              2,552,456
-----------------------------------------------------------------



8. ACCUMULATION UNIT VALUES, UNITS OUTSTANDING AND NET ASSETS
The following is a summary of accumulation unit values at Dec. 31, 2009:

                                           INVESCO VI       INVESCO VI       INVESCO VI          INVESCO VI         INVESCO VI
                                           CAP APPR,         CAP DEV,           DYN,              FIN SERV,          INTL GRO,
SUBACCOUNT                                   SER II           SER II            SER I               SER I             SER II
                                       -----------------------------------------------------------------------------------------
0.45%                                        $  --             $  --            $  --               $1.69              $1.45
0.65%                                           --                --               --                  --                 --
0.90%                                         0.94              1.17             1.23                0.55               0.82
--------------------------------------------------------------------------------------------------------------------------------

                                           INVESCO VI         AB VPS           AB VPS              AB VPS              AC VP
                                             TECH,          GRO & INC,        INTL VAL,          LG CAP GRO,           INTL,
SUBACCOUNT                                   SER I             CL B             CL B                CL B               CL II
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.65             $1.25            $1.55               $1.44              $  --
0.65%                                           --                --               --                  --                 --
0.90%                                         1.04              0.99             1.46                0.86               1.33
--------------------------------------------------------------------------------------------------------------------------------

                                             AC VP          CALVERT VS         COL HI                CS                EV VT
                                              VAL,            SOCIAL          YIELD, VS           COMMODITY        FLOATING-RATE
SUBACCOUNT                                   CL II              BAL             CL B               RETURN               INC
                                       -----------------------------------------------------------------------------------------
0.45%                                        $  --             $1.28            $1.38               $1.27              $1.36
0.65%                                           --                --               --                  --                 --
0.90%                                         1.22              0.96             1.15                0.87               1.01
--------------------------------------------------------------------------------------------------------------------------------

                                             EG VA            FID VIP          FID VIP             FID VIP            FID VIP
                                          FUNDAMENTAL       CONTRAFUND,      GRO & INC,           MID CAP,           OVERSEAS,
SUBACCOUNT                                LG CAP, CL 2       SERV CL 2        SERV CL 2           SERV CL 2          SERV CL 2
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.49             $1.47            $  --               $  --              $  --
0.65%                                           --                --               --                  --                 --
0.90%                                         1.16              0.82             1.09                1.78               1.35
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  49

                                             FTVIPT           FTVIPT           FTVIPT              GS VIT             GS VIT
                                          FRANK GLOBAL     FRANK SM CAP     MUTUAL SHARES       MID CAP VAL,       STRUCTD U.S.
SUBACCOUNT                               REAL EST, CL 2      VAL, CL 2        SEC, CL 2             INST             EQ, INST
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.37             $1.45            $1.33               $1.41              $1.32
0.65%                                           --                --               --                  --                 --
0.90%                                         1.56              1.90             1.18                2.16               0.77
--------------------------------------------------------------------------------------------------------------------------------

                                          JANUS ASPEN       JANUS ASPEN      JANUS ASPEN           MFS INV              MFS
                                          GLOBAL TECH,        JANUS,          OVERSEAS,          GRO STOCK,          NEW DIS,
SUBACCOUNT                                    SERV             SERV             SERV               SERV CL            SERV CL
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.64             $1.42            $1.88               $1.47              $1.77
0.65%                                           --                --               --                  --                 --
0.90%                                         0.47              0.83             1.48                0.67               0.98
--------------------------------------------------------------------------------------------------------------------------------

                                              MFS              OPPEN            OPPEN               OPPEN              PIMCO
                                           UTILITIES,     GLOBAL SEC VA,   MAIN ST SM CAP   GLOBAL STRATEGIC INC  VIT ALL ASSET,
SUBACCOUNT                                  SERV CL            SERV           VA, SERV            VA, SERV          ADVISOR CL
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.37             $1.52            $1.53               $1.19              $1.26
0.65%                                           --                --               --                  --                 --
0.90%                                         2.35              1.08             0.98                1.15               1.06
--------------------------------------------------------------------------------------------------------------------------------

                                             PUT VT           PUT VT           PUT VT            DISC ASSET         DISC ASSET
                                       GLOBAL HLTH CARE,     INTL EQ,          VISTA,              ALLOC,             ALLOC,
SUBACCOUNT                                   CL IB             CL IB            CL IB               AGGR              CONSERV
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.26             $1.42            $1.46               $1.32              $1.20
0.65%                                           --                --               --                  --                 --
0.90%                                         1.24              1.24             0.56                0.87               0.97
--------------------------------------------------------------------------------------------------------------------------------

                                           DISC ASSET       DISC ASSET       DISC ASSET           VP DAVIS             VP GS
                                             ALLOC,         ALLOC, MOD       ALLOC, MOD          NY VENTURE,       MID CAP VAL,
SUBACCOUNT                                    MOD              AGGR            CONSERV              CL 3               CL 3
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.27             $1.30            $1.23               $1.46              $1.47
0.65%                                           --                --               --                  --                 --
0.90%                                         0.91              0.89             0.94                0.77               1.01
--------------------------------------------------------------------------------------------------------------------------------

                                            VP PTNRS          RVS VP           RVS VP              RVS VP             RVS VP
                                             SM CAP            BAL,          CASH MGMT,           DIV BOND,         DIV EQ INC,
SUBACCOUNT                                 VAL, CL 3           CL 3             CL 3                CL 3               CL 3
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.49             $1.31            $1.00               $1.13              $1.40
0.65%                                           --              1.10             1.12                1.20                 --
0.90%                                         1.42              0.96             1.16                1.48               1.40
--------------------------------------------------------------------------------------------------------------------------------

                                             RVS VP           RVS VP           RVS VP              RVS VP             RVS VP
                                            DYN EQ,        GLOBAL BOND,   GLOBAL INFLATION        HI YIELD           INC OPP,
SUBACCOUNT                                    CL 3             CL 3        PROT SEC, CL 3        BOND, CL 3            CL 3
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.38             $1.14            $1.08               $1.47              $1.35
0.65%                                         0.93                --               --                  --                 --
0.90%                                         0.62              1.73             1.14                1.58               1.24
--------------------------------------------------------------------------------------------------------------------------------

                                             RVS VP           RVS VP           RVS VP              RVS VP
                                            MID CAP           MID CAP         S&P 500,         SHORT DURATION,        SEL VP
SUBACCOUNT                                 GRO, CL 3         VAL, CL 3          CL 3                CL 3             GRO, CL 3
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.73             $1.52            $1.37               $1.05              $1.44
0.65%                                           --                --               --                1.11                 --
0.90%                                         1.22              1.01             0.80                1.30               0.45
--------------------------------------------------------------------------------------------------------------------------------

                                             SEL VP           SEL VP           THDL VP             THDL VP           VANK LIT
                                          LG CAP VAL,       SM CAP VAL,      EMER MKTS,           INTL OPP,          COMSTOCK,
SUBACCOUNT                                    CL 3             CL 3             CL 3                CL 3               CL II
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.39             $1.53            $1.94               $1.43              $1.44
0.65%                                           --                --               --                  --                 --
0.90%                                         0.90              1.20             2.32                0.84               0.74
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
50  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                                            VANK UIF         VANK UIF                                                WF ADV VT
                                          GLOBAL REAL         MID CAP          WANGER              WANGER              INDEX
SUBACCOUNT                                 EST, CL II       GRO, CL II          INTL                 USA            ASSET ALLOC
                                       -----------------------------------------------------------------------------------------
0.45%                                        $1.65             $1.67            $1.61               $1.52              $  --
0.65%                                           --                --               --                  --                 --
0.90%                                         0.67              0.89             1.42                1.66               1.15
--------------------------------------------------------------------------------------------------------------------------------

                                                                               WF ADV              WF ADV             WF ADV
                                                                                 VT                  VT              VT SM CAP
SUBACCOUNT                                                                    INTL CORE              OPP                GRO
                                                                          ------------------------------------------------------
0.45%                                                                           $  --               $1.56              $1.71
0.65%                                                                              --                  --                 --
0.90%                                                                            1.01                1.32               1.47
--------------------------------------------------------------------------------------------------------------------------------



The following is a summary of units outstanding at Dec. 31, 2009:

                                          INVESCO VI       INVESCO VI          INVESCO VI            INVESCO VI         INVESCO VI
                                          CAP APPR,         CAP DEV,              DYN,                FIN SERV,         INTL GRO,
SUBACCOUNT                                  SER II           SER II              SER I                  SER I             SER II
                                      ---------------------------------------------------------------------------------------------
0.45%                                             --                --                      --             73,576         2,794,940
0.65%                                             --                --                      --                 --                --
0.90%                                      8,196,104         2,879,293                 546,203          6,682,125       128,468,621
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      8,196,104         2,879,293                 546,203          6,755,701       131,263,561
-----------------------------------------------------------------------------------------------------------------------------------

                                          INVESCO VI         AB VPS              AB VPS                AB VPS             AC VP
                                            TECH,          GRO & INC,          INTL VAL,             LG CAP GRO,          INTL,
SUBACCOUNT                                  SER I             CL B                CL B                  CL B              CL II
                                      ---------------------------------------------------------------------------------------------
0.45%                                         65,843            18,472               1,804,257             39,586                --
0.65%                                             --                --                      --                 --                --
0.90%                                      3,200,517        14,642,083              71,474,979          2,012,986         5,903,753
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      3,266,360        14,660,555              73,279,236          2,052,572         5,903,753
-----------------------------------------------------------------------------------------------------------------------------------

                                            AC VP          CALVERT VS            COL HI                  CS               EV VT
                                             VAL,            SOCIAL            YIELD, VS              COMMODITY       FLOATING-RATE
SUBACCOUNT                                  CL II              BAL                CL B                 RETURN              INC
                                      ---------------------------------------------------------------------------------------------
0.45%                                             --           303,948                 101,794            483,090         1,492,431
0.65%                                             --                --                      --                 --                --
0.90%                                     15,237,366         6,652,919               4,698,664         12,344,264        50,749,167
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     15,237,366         6,956,867               4,800,458         12,827,354        52,241,598
-----------------------------------------------------------------------------------------------------------------------------------

                                            EG VA            FID VIP            FID VIP                FID VIP           FID VIP
                                         FUNDAMENTAL       CONTRAFUND,         GRO & INC,             MID CAP,          OVERSEAS,
SUBACCOUNT                               LG CAP, CL 2       SERV CL 2          SERV CL 2              SERV CL 2         SERV CL 2
                                      ---------------------------------------------------------------------------------------------
0.45%                                        289,241         2,398,753                      --                 --                --
0.65%                                             --                --                      --                 --                --
0.90%                                     10,913,406       101,002,350              21,359,738         47,236,051        10,267,679
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     11,202,647       103,401,103              21,359,738         47,236,051        10,267,679
-----------------------------------------------------------------------------------------------------------------------------------

                                            FTVIPT           FTVIPT              FTVIPT                GS VIT             GS VIT
                                      FRANK GLOBAL REAL   FRANK SM CAP       MUTUAL SHARES             MID CAP         STRUCTD U.S.
SUBACCOUNT                                EST, CL 2         VAL, CL 2          SEC, CL 2              VAL, INST          EQ, INST
                                      ---------------------------------------------------------------------------------------------
0.45%                                      1,095,119           849,896                 296,091          3,705,843           969,369
0.65%                                             --                --                      --                 --                --
0.90%                                     27,633,711        17,482,770              14,945,883         56,234,210        45,524,246
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     28,728,830        18,332,666              15,241,974         59,940,053        46,493,615
-----------------------------------------------------------------------------------------------------------------------------------

                                         JANUS ASPEN       JANUS ASPEN        JANUS ASPEN              MFS INV             MFS
                                         GLOBAL TECH,        JANUS,            OVERSEAS,             GRO STOCK,          NEW DIS,
SUBACCOUNT                                   SERV             SERV                SERV                 SERV CL           SERV CL
                                      ---------------------------------------------------------------------------------------------
0.45%                                        337,005         2,886,219               2,872,500          3,808,074           426,566
0.65%                                             --                --                      --                 --                --
0.90%                                     21,893,594       131,574,396              63,968,603        223,059,187        17,984,749
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     22,230,599       134,460,615              66,841,103        226,867,261        18,411,315
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  51

                                             MFS              OPPEN              OPPEN                  OPPEN           PIMCO VIT
                                          UTILITIES,     GLOBAL SEC VA,        MAIN ST SM       GLOBAL STRATEGIC INC    ALL ASSET,
SUBACCOUNT                                 SERV CL            SERV            CAP VA, SERV            VA, SERV          ADVISOR CL
                                      ---------------------------------------------------------------------------------------------
0.45%                                        359,819            68,435                  94,085          4,971,933         2,680,855
0.65%                                             --                --                      --                 --                --
0.90%                                      7,306,423         4,254,520               5,655,830        129,782,183        82,116,932
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      7,666,242         4,322,955               5,749,915        134,754,116        84,797,787
-----------------------------------------------------------------------------------------------------------------------------------

                                            PUT VT           PUT VT              PUT VT              DISC ASSET         DISC ASSET
                                      GLOBAL HLTH CARE,     INTL EQ,             VISTA,                ALLOC,             ALLOC,
SUBACCOUNT                                  CL IB             CL IB              CL IB                  AGGR             CONSERV
                                      ---------------------------------------------------------------------------------------------
0.45%                                         34,909            12,605                  99,869            120,377           129,109
0.65%                                             --                --                      --                 --                --
0.90%                                      2,856,339         2,158,941              10,224,853          6,135,824         2,563,812
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      2,891,248         2,171,546              10,324,722          6,256,201         2,692,921
-----------------------------------------------------------------------------------------------------------------------------------

                                          DISC ASSET       DISC ASSET          DISC ASSET             VP DAVIS            VP GS
                                            ALLOC,         ALLOC, MOD          ALLOC, MOD            NY VENTURE,       MID CAP VAL,
SUBACCOUNT                                   MOD              AGGR              CONSERV                 CL 3               CL 3
                                      ---------------------------------------------------------------------------------------------
0.45%                                        431,495           466,654                 127,665          2,962,243            12,614
0.65%                                             --                --                      --                 --                --
0.90%                                     13,404,918        15,622,167               4,884,750        156,854,774           546,458
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     13,836,413        16,088,821               5,012,415        159,817,017           559,072
-----------------------------------------------------------------------------------------------------------------------------------

                                           VP PTNRS          RVS VP              RVS VP                RVS VP             RVS VP
                                         SM CAP VAL,          BAL,             CASH MGMT,             DIV BOND,        DIV EQ INC,
SUBACCOUNT                                   CL 3             CL 3                CL 3                  CL 3               CL 3
                                      ---------------------------------------------------------------------------------------------
0.45%                                      1,908,464         4,640,039               3,079,136         12,934,991        11,019,517
0.65%                                             --         7,885,775                 737,796          1,810,621                --
0.90%                                     61,550,892       164,217,078              74,623,027        246,688,764       250,025,070
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     63,459,356       176,742,892              78,439,959        261,434,376       261,044,587
-----------------------------------------------------------------------------------------------------------------------------------

                                            RVS VP           RVS VP              RVS VP                RVS VP              RVS
                                           DYN EQ,        GLOBAL BOND,      GLOBAL INFLATION       HI YIELD BOND,      VP INC OPP,
SUBACCOUNT                                   CL 3             CL 3           PROT SEC, CL 3             CL 3               CL 3
                                      ---------------------------------------------------------------------------------------------
0.45%                                      6,993,893         4,076,525               4,171,312          1,734,043         2,951,717
0.65%                                      2,703,253                --                      --                 --                --
0.90%                                    401,982,274        60,638,155             102,173,093         39,627,501        76,623,778
-----------------------------------------------------------------------------------------------------------------------------------
Total                                    411,679,420        64,714,680             106,344,405         41,361,544        79,575,495
-----------------------------------------------------------------------------------------------------------------------------------

                                            RVS VP           RVS VP              RVS VP                RVS VP             SEL VP
                                         MID CAP GRO,     MID CAP VAL,          S&P 500,           SHORT DURATION,         GRO,
SUBACCOUNT                                   CL 3             CL 3                CL 3                  CL 3               CL 3
                                      ---------------------------------------------------------------------------------------------
0.45%                                        300,506           186,899               1,719,642          2,381,658         1,220,385
0.65%                                             --                --                      --            899,556                --
0.90%                                     11,063,082         9,543,850              47,824,344         44,445,721        96,442,971
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     11,363,588         9,730,749              49,543,986         47,726,935        97,663,356
-----------------------------------------------------------------------------------------------------------------------------------

                                            SEL VP           SEL VP               THDL                  THDL             VANK LIT
                                         LG CAP VAL,       SM CAP VAL,       VP EMER MKTS,          VP INTL OPP,        COMSTOCK,
SUBACCOUNT                                   CL 3             CL 3                CL 3                  CL 3              CL II
                                      ---------------------------------------------------------------------------------------------
0.45%                                         37,689           359,764               1,885,543          4,260,233         1,106,602
0.65%                                             --                --                      --                 --                --
0.90%                                      1,504,215        11,694,029              37,828,920        131,936,302        59,104,215
-----------------------------------------------------------------------------------------------------------------------------------
Total                                      1,541,904        12,053,793              39,714,463        136,196,535        60,210,817
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
52  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                                           VANK UIF         VANK UIF                                                    WF ADV VT
                                         GLOBAL REAL      MID CAP GRO,           WANGER                WANGER             INDEX
SUBACCOUNT                                EST, CL II          CL II               INTL                   USA           ASSET ALLOC
                                      ---------------------------------------------------------------------------------------------
0.45%                                        554,609           114,636               3,392,527          2,602,427                --
0.65%                                             --                --                      --                 --                --
0.90%                                     34,011,155         4,505,952              91,296,523         68,916,110         3,366,672
-----------------------------------------------------------------------------------------------------------------------------------
Total                                     34,565,764         4,620,588              94,689,050         71,518,537         3,366,672
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                   WF                    WF                 WF
                                                                                 ADV VT                ADV VT             ADV VT
SUBACCOUNT                                                                     INTL CORE                 OPP            SM CAP GRO
                                                                         ----------------------------------------------------------
0.45%                                                                                       --              9,608           196,314
0.65%                                                                                       --                 --                --
0.90%                                                                                1,063,125          2,153,363         6,622,003
-----------------------------------------------------------------------------------------------------------------------------------
Total                                                                                1,063,125          2,162,971         6,818,317
-----------------------------------------------------------------------------------------------------------------------------------



The following is a summary of net assets at Dec. 31, 2009:

                                             INVESCO VI     INVESCO VI       INVESCO VI       INVESCO VI     INVESCO VI
                                              CAP APPR,      CAP DEV,           DYN,           FIN SERV,     INTL GRO,
SUBACCOUNT                                     SER II         SER II            SER I            SER I         SER II
                                           -----------------------------------------------------------------------------
0.45%                                        $        --   $         --     $         --     $    124,487   $  4,045,064
0.65%                                                 --             --               --               --             --
0.90%                                          7,674,624      3,380,172          669,699        3,662,766    105,009,985
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 7,674,624   $  3,380,172     $    669,699     $  3,787,253   $109,055,049
------------------------------------------------------------------------------------------------------------------------

                                             INVESCO VI       AB VPS           AB VPS           AB VPS         AC VP
                                                TECH,       GRO & INC,        INTL VAL,       LG CAP GRO,      INTL,
SUBACCOUNT                                      SER I          CL B             CL B             CL B          CL II
                                           -----------------------------------------------------------------------------
0.45%                                        $   108,508   $     23,118     $  2,797,914     $     57,186   $         --
0.65%                                                 --             --               --               --             --
0.90%                                          3,335,534     14,464,943      104,499,224        1,736,110      7,855,333
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 3,444,042   $ 14,488,061     $107,297,138     $  1,793,296   $  7,855,333
------------------------------------------------------------------------------------------------------------------------

                                                AC VP         CALVERT          COL HI             CS           EV VT
                                                VAL,         VS SOCIAL        YIELD, VS        COMMODITY   FLOATING-RATE
SUBACCOUNT                                      CL II           BAL             CL B            RETURN          INC
                                           -----------------------------------------------------------------------------
0.45%                                        $        --   $    389,840     $    140,298     $    611,764   $  2,028,446
0.65%                                                 --             --               --               --             --
0.90%                                         18,655,198      6,396,369        5,394,180       10,780,657     51,451,994
------------------------------------------------------------------------------------------------------------------------
Total                                        $18,655,198   $  6,786,209     $  5,534,478     $ 11,392,421   $ 53,480,440
------------------------------------------------------------------------------------------------------------------------

                                                EG VA         FID VIP          FID VIP          FID VIP       FID VIP
                                             FUNDAMENTAL    CONTRAFUND,      GRO & INC,        MID CAP,      OVERSEAS,
SUBACCOUNT                                  LG CAP, CL 2     SERV CL 2        SERV CL 2        SERV CL 2     SERV CL 2
                                           -----------------------------------------------------------------------------
0.45%                                        $   431,471   $  3,524,610     $         --     $         --   $         --
0.65%                                                 --             --               --               --             --
0.90%                                         12,705,324     83,311,377       23,269,058       84,273,744     13,877,009
------------------------------------------------------------------------------------------------------------------------
Total                                        $13,136,795   $ 86,835,987     $ 23,269,058     $ 84,273,744   $ 13,877,009
------------------------------------------------------------------------------------------------------------------------

                                               FTVIPT         FTVIPT           FTVIPT           GS VIT         GS VIT
                                            FRANK GLOBAL   FRANK SM CAP  MUTUAL SHARES SEC,  MID CAP VAL,   STRUCTD U.S.
SUBACCOUNT                                 REAL EST, CL 2    VAL, CL 2          CL 2             INST         EQ, INST
                                           -----------------------------------------------------------------------------
0.45%                                        $ 1,500,863   $  1,229,291     $    394,056     $  5,240,398   $  1,276,253
0.65%                                                 --             --               --               --             --
0.90%                                         43,179,842     33,205,424       17,572,359      121,594,873     35,164,283
------------------------------------------------------------------------------------------------------------------------
Total                                        $44,680,705   $ 34,434,715     $ 17,966,415     $126,835,271   $ 36,440,536
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  53

                                             JANUS ASPEN    JANUS ASPEN      JANUS ASPEN        MFS INV         MFS
                                            GLOBAL TECH,      JANUS,          OVERSEAS,       GRO STOCK,      NEW DIS,
SUBACCOUNT                                      SERV           SERV             SERV            SERV CL       SERV CL
                                           -----------------------------------------------------------------------------
0.45%                                        $   553,234   $  4,103,931     $  5,391,660     $  5,605,292   $    755,205
0.65%                                                 --             --               --               --             --
0.90%                                         10,189,342    109,844,550       94,815,865      150,065,238     17,539,779
------------------------------------------------------------------------------------------------------------------------
Total                                        $10,742,576   $113,948,481     $100,207,525     $155,670,530   $ 18,294,984
------------------------------------------------------------------------------------------------------------------------




                                                 MFS       OPPEN GLOBAL   OPPEN MAIN ST     OPPEN GLOBAL      PIMCO VIT
                                              UTILITIES,      SEC VA,      SM CAP VA,    STRATEGIC INC VA,   ALL ASSET,
SUBACCOUNT                                     SERV CL         SERV           SERV              SERV         ADVISOR CL
                                            ----------------------------------------------------------------------------
0.45%                                        $    493,894  $    104,229   $    144,248      $  5,926,942    $  3,380,813
0.65%                                                  --            --             --                --              --
0.90%                                          17,204,337     4,599,134      5,533,162       149,025,756      86,648,955
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 17,698,231  $  4,703,363   $  5,677,410      $154,952,698    $ 90,029,768
------------------------------------------------------------------------------------------------------------------------

                                            PUT VT GLOBAL     PUT VT         PUT VT          DISC ASSET      DISC ASSET
                                              HLTH CARE,     INTL EQ,        VISTA,            ALLOC,          ALLOC,
SUBACCOUNT                                      CL IB          CL IB          CL IB             AGGR           CONSERV
                                            ----------------------------------------------------------------------------
0.45%                                        $     44,113  $     17,979   $    146,256      $    159,235    $    154,488
0.65%                                                  --            --             --                --              --
0.90%                                           3,538,437     2,667,147      5,770,456         5,333,843       2,493,994
------------------------------------------------------------------------------------------------------------------------
Total                                        $  3,582,550  $  2,685,126   $  5,916,712      $  5,493,078    $  2,648,482
------------------------------------------------------------------------------------------------------------------------

                                              DISC ASSET    DISC ASSET     DISC ASSET         VP DAVIS          VP GS
                                                ALLOC,        ALLOC,         ALLOC,         NY VENTURE,     MID CAP VAL,
SUBACCOUNT                                       MOD         MOD AGGR      MOD CONSERV          CL 3            CL 3
                                            ----------------------------------------------------------------------------
0.45%                                        $    546,608  $    604,771   $    156,890      $  4,332,214    $     18,635
0.65%                                                  --            --             --                --              --
0.90%                                          12,167,105    13,899,576      4,572,818       120,583,142         553,789
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 12,713,713  $ 14,504,347   $  4,729,708      $124,915,356    $    572,424
------------------------------------------------------------------------------------------------------------------------

                                               VP PTNRS         RVS            RVS             RVS VP          RVS VP
                                             SM CAP VAL,      VP BAL,        VP CASH         DIV BOND,       DIV EQ INC,
SUBACCOUNT                                       CL 3          CL 3        MGMT, CL 3           CL 3            CL 3
                                            ----------------------------------------------------------------------------
0.45%                                        $  2,843,255  $  6,089,221   $  3,069,791      $ 14,664,618    $ 15,454,339
0.65%                                                  --     8,709,049        823,700         2,177,655              --
0.90%                                          87,326,871   156,964,734     86,774,003       364,278,103     349,679,866
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 90,170,126  $171,763,004   $ 90,667,494      $381,120,376    $365,134,205
------------------------------------------------------------------------------------------------------------------------

                                                RVS VP        RVS VP      RVS VP GLOBAL        RVS VP          RVS VP
                                               DYN EQ,     GLOBAL BOND,  INFLATION PROT    HI YIELD BOND,     INC OPP,
SUBACCOUNT                                       CL 3          CL 3         SEC, CL 3           CL 3            CL 3
                                            ----------------------------------------------------------------------------
0.45%                                        $  9,645,691  $  4,636,917   $  4,488,019      $  2,540,725    $  3,974,256
0.65%                                           2,519,025            --             --                --              --
0.90%                                         249,089,304   105,015,639    116,392,771        62,642,692      95,013,035
------------------------------------------------------------------------------------------------------------------------
Total                                        $261,254,020  $109,652,556   $120,880,790      $ 65,183,417    $ 98,987,291
------------------------------------------------------------------------------------------------------------------------

                                                RVS VP        RVS VP         RVS VP            RVS VP
                                             MID CAP GRO,  MID CAP VAL,     S&P 500,      SHORT DURATION,    SEL VP GRO,
SUBACCOUNT                                       CL 3          CL 3           CL 3              CL 3            CL 3
                                            ----------------------------------------------------------------------------
0.45%                                        $    521,168  $    283,503   $  2,351,760      $  2,493,105    $  1,762,373
0.65%                                                  --            --             --           998,890              --
0.90%                                          13,462,535     9,603,461     38,362,750        57,828,913      43,635,321
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 13,983,703  $  9,886,964   $ 40,714,510      $ 61,320,908    $ 45,397,694
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
54  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                                                SEL VP        SEL VP         THDL VP          THDL VP         VANK LIT
                                             LG CAP VAL,    SM CAP VAL,    EMER MKTS,        INTL OPP,        COMSTOCK,
SUBACCOUNT                                       CL 3          CL 3           CL 3              CL 3            CL II
                                            ----------------------------------------------------------------------------
0.45%                                        $     52,541  $    549,012   $  3,655,633      $  6,096,382    $  1,591,120
0.65%                                                  --            --             --                --              --
0.90%                                           1,348,019    14,057,824     87,611,781       110,941,962      43,718,336
------------------------------------------------------------------------------------------------------------------------
Total                                        $  1,400,560  $ 14,606,836   $ 91,267,414      $117,038,344    $ 45,309,456
------------------------------------------------------------------------------------------------------------------------

                                               VANK UIF        VANK                                           WF ADV VT
                                             GLOBAL REAL    UIF MID CAP      WANGER            WANGER           INDEX
SUBACCOUNT                                    EST, CL II    GRO, CL II        INTL              USA          ASSET ALLOC
                                            ----------------------------------------------------------------------------
0.45%                                        $    913,120  $    191,946   $  5,472,796      $  3,954,193    $         --
0.65%                                                  --            --             --                --              --
0.90%                                          22,844,351     4,022,669    129,930,985       114,431,010       3,877,944
------------------------------------------------------------------------------------------------------------------------
Total                                        $ 23,757,471  $  4,214,615   $135,403,781      $118,385,203    $  3,877,944
------------------------------------------------------------------------------------------------------------------------

                                                                               WF                WF              WF
                                                                             ADV VT            ADV VT          ADV VT
SUBACCOUNT                                                                  INTL CORE           OPP          SM CAP GRO
                                                                         -----------------------------------------------
0.45%                                                                     $         --      $     15,023    $    335,502
0.65%                                                                               --                --              --
0.90%                                                                        1,077,978         2,834,310       9,733,027
------------------------------------------------------------------------------------------------------------------------
Total                                                                     $  1,077,978      $  2,849,333    $ 10,068,529
------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  55

9. FINANCIAL HIGHLIGHTS
The following is a summary for each period in the five year period ended Dec. 31, 2009 of units, net assets and investment income ratios in addition to the accumulation unit values, total returns and expense ratios for life insurance policies with the highest and lowest expense.

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
INVESCO VI CAP APPR, SER II
2009         8,196  $0.94  to  $0.94    $7,675         0.28%    0.90%   to  0.90%    19.64%    to   19.64%
2008         8,552  $0.78  to  $0.78    $6,693            --    0.90%   to  0.90%   (43.14%)   to  (43.14%)
2007        10,869  $1.38  to  $1.38   $14,962            --    0.90%   to  0.90%    10.73%    to   10.73%
2006        10,896  $1.24  to  $1.24   $13,545            --    0.90%   to  0.90%     5.11%    to    5.11%
2005         6,402  $1.18  to  $1.18    $7,573            --    0.90%   to  0.90%     7.61%    to    7.61%
---------------------------------------------------------------------------------------------------------------

INVESCO VI CAP DEV, SER II
2009         2,879  $1.17  to  $1.17    $3,380            --    0.90%   to  0.90%    40.72%    to   40.72%
2008         3,154  $0.83  to  $0.83    $2,631            --    0.90%   to  0.90%   (47.60%)   to  (47.60%)
2007         4,150  $1.59  to  $1.59    $6,608            --    0.90%   to  0.90%     9.55%    to    9.55%
2006         3,790  $1.45  to  $1.45    $5,508            --    0.90%   to  0.90%    15.22%    to   15.22%
2005         2,530  $1.26  to  $1.26    $3,191            --    0.90%   to  0.90%     8.29%    to    8.29%
---------------------------------------------------------------------------------------------------------------
INVESCO VI DYN, SER I
2009           546  $1.23  to  $1.23      $670            --    0.90%   to  0.90%    41.17%    to   41.17%
2008           714  $0.87  to  $0.87      $620            --    0.90%   to  0.90%   (48.54%)   to  (48.54%)
2007           772  $1.69  to  $1.69    $1,304            --    0.90%   to  0.90%    11.18%    to   11.18%
2006           694  $1.52  to  $1.52    $1,054            --    0.90%   to  0.90%    15.08%    to   15.08%
2005           544  $1.32  to  $1.32      $717            --    0.90%   to  0.90%     9.73%    to    9.73%
---------------------------------------------------------------------------------------------------------------
INVESCO VI FIN SERV, SER I
2009         6,756  $1.69  to  $0.55    $3,787         3.69%    0.45%   to  0.90%    64.93%(8) to   26.29%
2008         5,026  $0.43  to  $0.43    $2,181         5.16%    0.90%   to  0.90%   (59.81%)   to  (59.81%)
2007           937  $1.08  to  $1.08    $1,012         1.51%    0.90%   to  0.90%   (22.92%)   to  (22.92%)
2006           865  $1.40  to  $1.40    $1,211         2.01%    0.90%   to  0.90%    15.40%    to   15.40%
2005           574  $1.21  to  $1.21      $697         1.64%    0.90%   to  0.90%     4.96%    to    4.96%
---------------------------------------------------------------------------------------------------------------
INVESCO VI INTL GRO, SER II
2009       131,264  $1.45  to  $0.82  $109,055         1.90%    0.45%   to  0.90%    44.73%(8) to   33.70%
2008        50,902  $0.61  to  $0.61   $31,119         0.85%    0.90%   to  0.90%   (41.08%)   to  (41.08%)
2007         8,431  $1.04  to  $1.04    $8,748         1.19%    0.90%   to  0.90%     3.35%(6) to    3.35%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
INVESCO VI TECH, SER I
2009         3,266  $1.65  to  $1.04    $3,444            --    0.45%   to  0.90%    61.95%(8) to   55.99%
2008         1,330  $0.67  to  $0.67      $889            --    0.90%   to  0.90%   (45.00%)   to  (45.00%)
2007         1,370  $1.21  to  $1.21    $1,665            --    0.90%   to  0.90%     6.73%    to    6.73%
2006         1,257  $1.14  to  $1.14    $1,431            --    0.90%   to  0.90%     9.49%    to    9.49%
2005           904  $1.04  to  $1.04      $939            --    0.90%   to  0.90%     1.26%    to    1.26%
---------------------------------------------------------------------------------------------------------------
AB VPS GRO & INC, CL B
2009        14,661  $1.25  to  $0.99   $14,488         3.57%    0.45%   to  0.90%    23.96%(8) to   19.27%
2008        16,010  $0.83  to  $0.83   $13,261         1.77%    0.90%   to  0.90%   (41.23%)   to  (41.23%)
2007        17,280  $1.41  to  $1.41   $24,352         1.25%    0.90%   to  0.90%     3.92%    to    3.92%
2006        16,679  $1.36  to  $1.36   $22,618         1.12%    0.90%   to  0.90%    15.94%    to   15.94%
2005        11,479  $1.17  to  $1.17   $13,427         1.21%    0.90%   to  0.90%     3.66%    to    3.66%
---------------------------------------------------------------------------------------------------------------
AB VPS INTL VAL, CL B
2009        73,279  $1.55  to  $1.46  $107,297         1.11%    0.45%   to  0.90%    56.91%(8) to   33.15%
2008        60,384  $1.10  to  $1.10   $66,302         0.84%    0.90%   to  0.90%   (53.70%)   to  (53.70%)
2007        33,667  $2.37  to  $2.37   $79,845         1.03%    0.90%   to  0.90%     4.63%    to    4.63%
2006        24,131  $2.27  to  $2.27   $54,695         1.20%    0.90%   to  0.90%    33.91%    to   33.91%
2005        13,591  $1.69  to  $1.69   $23,005         0.46%    0.90%   to  0.90%    15.48%    to   15.48%
---------------------------------------------------------------------------------------------------------------
AB VPS LG CAP GRO, CL B
2009         2,053  $1.44  to  $0.86    $1,793            --    0.45%   to  0.90%    42.62%(8) to   35.88%
2008         1,475  $0.63  to  $0.63      $936            --    0.90%   to  0.90%   (40.36%)   to  (40.36%)
2007           370  $1.06  to  $1.06      $394            --    0.90%   to  0.90%     6.50%(6) to    6.50%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
56  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
AC VP INTL, CL II
2009         5,904  $1.33  to  $1.33    $7,855         1.94%    0.90%   to  0.90%    32.44%    to   32.44%
2008         6,360  $1.00  to  $1.00    $6,390         0.68%    0.90%   to  0.90%   (45.39%)   to  (45.39%)
2007         7,425  $1.84  to  $1.84   $13,660         0.51%    0.90%   to  0.90%    16.86%    to   16.86%
2006         6,707  $1.57  to  $1.57   $10,560         1.26%    0.90%   to  0.90%    23.63%    to   23.63%
2005         4,672  $1.27  to  $1.27    $5,950         0.83%    0.90%   to  0.90%    12.10%    to   12.10%
---------------------------------------------------------------------------------------------------------------
AC VP VAL, CL II
2009        15,237  $1.22  to  $1.22   $18,655         5.30%    0.90%   to  0.90%    18.65%    to   18.65%
2008        15,668  $1.03  to  $1.03   $16,168         2.40%    0.90%   to  0.90%   (27.46%)   to  (27.46%)
2007        19,461  $1.42  to  $1.42   $27,684         1.38%    0.90%   to  0.90%    (6.16%)   to   (6.16%)
2006        18,973  $1.52  to  $1.52   $28,760         1.08%    0.90%   to  0.90%    17.40%    to   17.40%
2005        13,803  $1.29  to  $1.29   $17,821         0.57%    0.90%   to  0.90%     3.92%    to    3.92%
---------------------------------------------------------------------------------------------------------------
CALVERT VS SOCIAL BAL
2009         6,957  $1.28  to  $0.96    $6,786         2.18%    0.45%   to  0.90%    27.63%(8) to   24.17%
2008         7,610  $0.77  to  $0.77    $5,892         2.35%    0.90%   to  0.90%   (31.94%)   to  (31.94%)
2007         9,295  $1.14  to  $1.14   $10,575         2.45%    0.90%   to  0.90%     1.83%    to    1.83%
2006         9,149  $1.12  to  $1.12   $10,221         2.45%    0.90%   to  0.90%     7.80%    to    7.80%
2005         8,000  $1.04  to  $1.04    $8,291         2.04%    0.90%   to  0.90%     4.71%    to    4.71%
---------------------------------------------------------------------------------------------------------------
COL HI YIELD, VS CL B
2009         4,800  $1.38  to  $1.15    $5,534        10.83%    0.45%   to  0.90%    38.00%(8) to   42.62%
2008         3,270  $0.80  to  $0.80    $2,632        11.41%    0.90%   to  0.90%   (25.43%)   to  (25.43%)
2007         1,802  $1.08  to  $1.08    $1,945         5.70%    0.90%   to  0.90%     0.78%    to    0.78%
2006           786  $1.07  to  $1.07      $842         3.50%    0.90%   to  0.90%     7.11%(5) to    7.11%(5)
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
CS COMMODITY RETURN
2009        12,827  $1.27  to  $0.87   $11,392        12.95%    0.45%   to  0.90%    23.31%(8) to   18.40%
2008         9,269  $0.74  to  $0.74    $6,837         1.41%    0.90%   to  0.90%   (34.33%)   to  (34.33%)
2007           827  $1.12  to  $1.12      $928         9.23%    0.90%   to  0.90%    10.66%(6) to   10.66%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
EV VT FLOATING-RATE INC
2009        52,242  $1.36  to  $1.01   $53,480         4.76%    0.45%   to  0.90%    35.92%(8) to   43.02%
2008        29,685  $0.71  to  $0.71   $21,044         5.80%    0.90%   to  0.90%   (27.79%)   to  (27.79%)
2007         6,045  $0.98  to  $0.98    $5,935         6.31%    0.90%   to  0.90%    (1.82%)(6)to   (1.82%)(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
EG VA FUNDAMENTAL LG CAP, CL 2
2009        11,203  $1.49  to  $1.16   $13,137         1.29%    0.45%   to  0.90%    48.40%(8) to   34.53%
2008         7,071  $0.87  to  $0.87    $6,119         1.53%    0.90%   to  0.90%   (33.61%)   to  (33.61%)
2007         4,802  $1.30  to  $1.30    $6,259         0.89%    0.90%   to  0.90%     7.04%    to    7.04%
2006         4,125  $1.22  to  $1.22    $5,022         1.30%    0.90%   to  0.90%    11.39%    to   11.39%
2005         2,221  $1.09  to  $1.09    $2,428         1.07%    0.90%   to  0.90%     7.77%    to    7.77%
---------------------------------------------------------------------------------------------------------------
FID VIP CONTRAFUND, SERV CL 2
2009       103,401  $1.47  to  $0.82   $86,836         1.00%    0.45%   to  0.90%    45.16%(8) to   34.25%
2008       153,178  $0.61  to  $0.61   $94,112         1.27%    0.90%   to  0.90%   (43.21%)   to  (43.21%)
2007        30,598  $1.08  to  $1.08   $33,100         2.88%    0.90%   to  0.90%     8.02%(6) to    8.02%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
FID VIP GRO & INC, SERV CL 2
2009        21,360  $1.09  to  $1.09   $23,269         0.87%    0.90%   to  0.90%    25.88%    to   25.88%
2008        23,149  $0.87  to  $0.87   $20,034         0.93%    0.90%   to  0.90%   (42.42%)   to  (42.42%)
2007        27,135  $1.50  to  $1.50   $40,784         1.35%    0.90%   to  0.90%    10.85%    to   10.85%
2006        27,210  $1.36  to  $1.36   $36,895         0.62%    0.90%   to  0.90%    11.85%    to   11.85%
2005        21,757  $1.21  to  $1.21   $26,375         1.09%    0.90%   to  0.90%     6.44%    to    6.44%
---------------------------------------------------------------------------------------------------------------
FID VIP MID CAP, SERV CL 2
2009        47,236  $1.78  to  $1.78   $84,274         0.46%    0.90%   to  0.90%    38.50%    to   38.50%
2008        48,530  $1.29  to  $1.29   $62,515         0.25%    0.90%   to  0.90%   (40.15%)   to  (40.15%)
2007        46,274  $2.15  to  $2.15   $99,594         0.48%    0.90%   to  0.90%    14.30%    to   14.30%
2006        40,903  $1.88  to  $1.88   $77,022         0.15%    0.90%   to  0.90%    11.40%    to   11.40%
2005        27,046  $1.69  to  $1.69   $45,718         1.26%    0.90%   to  0.90%    16.96%    to   16.96%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  57

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
FID VIP OVERSEAS, SERV CL 2
2009        10,268  $1.35  to  $1.35   $13,877         1.98%    0.90%   to  0.90%    25.09%    to   25.09%
2008        10,566  $1.08  to  $1.08   $11,415         2.32%    0.90%   to  0.90%   (44.46%)   to  (44.46%)
2007        12,231  $1.95  to  $1.95   $23,795         2.83%    0.90%   to  0.90%    16.00%    to   16.00%
2006        11,985  $1.68  to  $1.68   $20,100         0.59%    0.90%   to  0.90%    16.72%    to   16.72%
2005         8,635  $1.44  to  $1.44   $12,407         0.41%    0.90%   to  0.90%    17.72%    to   17.72%
---------------------------------------------------------------------------------------------------------------
FTVIPT FRANK GLOBAL REAL EST, CL 2
2009        28,729  $1.37  to  $1.56   $44,681        12.93%    0.45%   to  0.90%    36.46%(8) to   18.02%
2008        31,693  $1.32  to  $1.32   $41,963         1.01%    0.90%   to  0.90%   (42.91%)   to  (42.91%)
2007        44,221  $2.32  to  $2.32  $102,557         2.45%    0.90%   to  0.90%   (21.58%)   to  (21.58%)
2006        47,652  $2.96  to  $2.96  $140,920         1.98%    0.90%   to  0.90%    19.51%    to   19.51%
2005        43,698  $2.47  to  $2.47  $108,135         1.38%    0.90%   to  0.90%    12.46%    to   12.46%
---------------------------------------------------------------------------------------------------------------
FTVIPT FRANK SM CAP VAL, CL 2
2009        18,333  $1.45  to  $1.90   $34,435         1.67%    0.45%   to  0.90%    44.49%(8) to   28.00%
2008        21,085  $1.48  to  $1.48   $31,287         1.14%    0.90%   to  0.90%   (33.62%)   to  (33.62%)
2007        27,555  $2.24  to  $2.24   $61,595         0.66%    0.90%   to  0.90%    (3.26%)   to   (3.26%)
2006        27,835  $2.31  to  $2.31   $64,317         0.63%    0.90%   to  0.90%    15.93%    to   15.93%
2005        23,268  $1.99  to  $1.99   $46,374         0.75%    0.90%   to  0.90%     7.80%    to    7.80%
---------------------------------------------------------------------------------------------------------------
FTVIPT MUTUAL SHARES SEC, CL 2
2009        15,242  $1.33  to  $1.18   $17,966         1.96%    0.45%   to  0.90%    32.61%(8) to   24.92%
2008        14,083  $0.94  to  $0.94   $13,255         2.98%    0.90%   to  0.90%   (37.67%)   to  (37.67%)
2007        14,489  $1.51  to  $1.51   $21,880         1.48%    0.90%   to  0.90%     2.55%    to    2.55%
2006        10,526  $1.47  to  $1.47   $15,500         1.24%    0.90%   to  0.90%    17.32%    to   17.32%
2005         5,331  $1.26  to  $1.26    $6,692         0.84%    0.90%   to  0.90%     9.57%    to    9.57%
---------------------------------------------------------------------------------------------------------------
GS VIT MID CAP VAL, INST
2009        59,940  $1.41  to  $2.16  $126,835         1.80%    0.45%   to  0.90%    40.55%(8) to   31.96%
2008        65,878  $1.64  to  $1.64  $107,948         1.01%    0.90%   to  0.90%   (37.62%)   to  (37.62%)
2007        77,828  $2.63  to  $2.63  $204,428         0.77%    0.90%   to  0.90%     2.27%    to    2.27%
2006        75,767  $2.57  to  $2.57  $194,589         1.01%    0.90%   to  0.90%    15.13%    to   15.13%
2005        69,181  $2.23  to  $2.23  $154,330         0.66%    0.90%   to  0.90%    11.82%    to   11.82%
---------------------------------------------------------------------------------------------------------------
GS VIT STRUCTD U.S. EQ, INST
2009        46,494  $1.32  to  $0.77   $36,441         1.97%    0.45%   to  0.90%    30.78%(8) to   20.06%
2008        57,899  $0.64  to  $0.64   $37,251         1.34%    0.90%   to  0.90%   (37.56%)   to  (37.56%)
2007        90,955  $1.03  to  $1.03   $93,727         0.97%    0.90%   to  0.90%    (2.51%)   to   (2.51%)
2006        98,748  $1.06  to  $1.06  $104,383         1.24%    0.90%   to  0.90%    11.88%    to   11.88%
2005        75,357  $0.94  to  $0.94   $71,196         0.92%    0.90%   to  0.90%     5.56%    to    5.56%
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN GLOBAL TECH, SERV
2009        22,231  $1.64  to  $0.47   $10,743            --    0.45%   to  0.90%    62.40%(8) to   55.49%
2008        21,385  $0.30  to  $0.30    $6,401         0.09%    0.90%   to  0.90%   (44.47%)   to  (44.47%)
2007        26,110  $0.54  to  $0.54   $14,074         0.38%    0.90%   to  0.90%    20.60%    to   20.60%
2006        22,805  $0.45  to  $0.45   $10,192            --    0.90%   to  0.90%     6.87%    to    6.87%
2005        20,674  $0.42  to  $0.42    $8,647            --    0.90%   to  0.90%    10.55%    to   10.55%
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN JANUS, SERV
2009       134,461  $1.42  to  $0.83  $113,948         0.40%    0.45%   to  0.90%    40.49%(8) to   34.79%
2008       106,794  $0.62  to  $0.62   $66,143         0.71%    0.90%   to  0.90%   (40.41%)   to  (40.41%)
2007        20,251  $1.04  to  $1.04   $21,047         1.08%    0.90%   to  0.90%     3.81%(6) to    3.81%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
JANUS ASPEN OVERSEAS, SERV
2009        66,841  $1.88  to  $1.48  $100,208         0.41%    0.45%   to  0.90%    85.75%(8) to   77.47%
2008        77,280  $0.84  to  $0.84   $64,545         1.12%    0.90%   to  0.90%   (52.66%)   to  (52.66%)
2007        90,519  $1.76  to  $1.76  $159,691         0.46%    0.90%   to  0.90%    26.87%    to   26.87%
2006        72,265  $1.39  to  $1.39  $100,490         1.96%    0.90%   to  0.90%    45.32%    to   45.32%
2005        48,928  $0.96  to  $0.96   $46,821         1.12%    0.90%   to  0.90%    30.76%    to   30.76%
---------------------------------------------------------------------------------------------------------------
MFS INV GRO STOCK, SERV CL
2009       226,867  $1.47  to  $0.67  $155,671         0.12%    0.45%   to  0.90%    46.08%(8) to   37.85%
2008        41,404  $0.49  to  $0.49   $20,207         0.30%    0.90%   to  0.90%   (37.55%)   to  (37.55%)
2007        52,721  $0.78  to  $0.78   $41,198         0.08%    0.90%   to  0.90%    10.02%    to   10.02%
2006        55,084  $0.71  to  $0.71   $39,123            --    0.90%   to  0.90%     6.34%    to    6.34%
2005        53,003  $0.67  to  $0.67   $35,399         0.14%    0.90%   to  0.90%     3.30%    to    3.30%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
58  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
MFS NEW DIS, SERV CL
2009        18,411  $1.77  to  $0.98   $18,295            --    0.45%   to  0.90%    75.37%(8) to   61.46%
2008        20,640  $0.60  to  $0.60   $12,467            --    0.90%   to  0.90%   (40.06%)   to  (40.06%)
2007        25,701  $1.01  to  $1.01   $25,900            --    0.90%   to  0.90%     1.33%    to    1.33%
2006        28,100  $0.99  to  $0.99   $27,946            --    0.90%   to  0.90%    11.92%    to   11.92%
2005        30,258  $0.89  to  $0.89   $26,886            --    0.90%   to  0.90%     4.09%    to    4.09%
---------------------------------------------------------------------------------------------------------------
MFS UTILITIES, SERV CL
2009         7,666  $1.37  to  $2.35   $17,698         4.64%    0.45%   to  0.90%    35.47%(8) to   31.68%
2008         7,679  $1.79  to  $1.79   $13,733         1.26%    0.90%   to  0.90%   (38.37%)   to  (38.37%)
2007         5,321  $2.90  to  $2.90   $15,438         0.71%    0.90%   to  0.90%    26.41%    to   26.41%
2006         3,484  $2.30  to  $2.30    $7,996         1.60%    0.90%   to  0.90%    29.79%    to   29.79%
2005         1,757  $1.77  to  $1.77    $3,108         0.39%    0.90%   to  0.90%    15.53%    to   15.53%
---------------------------------------------------------------------------------------------------------------
OPPEN GLOBAL SEC VA, SERV
2009         4,323  $1.52  to  $1.08    $4,703         1.74%    0.45%   to  0.90%    52.47%(8) to   38.11%
2008         3,352  $0.78  to  $0.78    $2,624         1.17%    0.90%   to  0.90%   (40.87%)   to  (40.87%)
2007         2,597  $1.32  to  $1.32    $3,437         0.93%    0.90%   to  0.90%     5.13%    to    5.13%
2006         1,488  $1.26  to  $1.26    $1,873         0.26%    0.90%   to  0.90%    16.32%    to   16.32%
2005            72  $1.08  to  $1.08       $78            --    0.90%   to  0.90%     8.40%(4) to    8.40%(4)
---------------------------------------------------------------------------------------------------------------
OPPEN MAIN ST SM CAP VA, SERV
2009         5,750  $1.53  to  $0.98    $5,677         0.56%    0.45%   to  0.90%    52.02%(8) to   35.66%
2008         4,375  $0.72  to  $0.72    $3,155         0.23%    0.90%   to  0.90%   (38.56%)   to  (38.56%)
2007         2,738  $1.17  to  $1.17    $3,214         0.12%    0.90%   to  0.90%    (2.28%)   to   (2.28%)
2006         1,290  $1.20  to  $1.20    $1,549         0.01%    0.90%   to  0.90%    13.63%    to   13.63%
2005            73  $1.06  to  $1.06       $77            --    0.90%   to  0.90%     5.91%(4) to    5.91%(4)
---------------------------------------------------------------------------------------------------------------
OPPEN GLOBAL STRATEGIC INC VA, SERV
2009       134,754  $1.19  to  $1.15  $154,953         0.23%    0.45%   to  0.90%    19.74%(8) to   17.35%
2008       117,872  $0.98  to  $0.98  $115,342         3.21%    0.90%   to  0.90%   (15.25%)   to  (15.25%)
2007        33,282  $1.15  to  $1.15   $38,429         1.53%    0.90%   to  0.90%     8.56%    to    8.56%
2006         4,826  $1.06  to  $1.06    $5,133         1.32%    0.90%   to  0.90%     6.27%    to    6.27%
2005           268  $1.00  to  $1.00      $268            --    0.90%   to  0.90%     0.08%(4) to    0.08%(4)
---------------------------------------------------------------------------------------------------------------
PIMCO VIT ALL ASSET, ADVISOR CL
2009        84,798  $1.26  to  $1.06   $90,030         7.16%    0.45%   to  0.90%    25.97%(8) to   20.34%
2008        79,807  $0.88  to  $0.88   $69,978         7.58%    0.90%   to  0.90%   (16.67%)   to  (16.67%)
2007        17,575  $1.05  to  $1.05   $18,492        17.57%    0.90%   to  0.90%     4.96%(6) to    4.96%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
PUT VT GLOBAL HLTH CARE, CL IB
2009         2,891  $1.26  to  $1.24    $3,583        11.39%    0.45%   to  0.90%    26.74%(8) to   24.87%
2008         2,745  $0.99  to  $0.99    $2,723            --    0.90%   to  0.90%   (17.81%)   to  (17.81%)
2007         2,265  $1.21  to  $1.21    $2,735         0.79%    0.90%   to  0.90%    (1.50%)   to   (1.50%)
2006         2,290  $1.23  to  $1.23    $2,806         0.27%    0.90%   to  0.90%     1.87%    to    1.87%
2005         1,520  $1.20  to  $1.20    $1,828         0.05%    0.90%   to  0.90%    12.19%    to   12.19%
---------------------------------------------------------------------------------------------------------------
PUT VT INTL EQ, CL IB
2009         2,172  $1.42  to  $1.24    $2,685            --    0.45%   to  0.90%    42.55%(8) to   23.52%
2008         2,361  $1.00  to  $1.00    $2,361         2.33%    0.90%   to  0.90%   (44.45%)   to  (44.45%)
2007         3,246  $1.80  to  $1.80    $5,845         2.67%    0.90%   to  0.90%     7.39%    to    7.39%
2006         3,112  $1.68  to  $1.68    $5,218         0.56%    0.90%   to  0.90%    26.58%    to   26.58%
2005         2,512  $1.32  to  $1.32    $3,328         1.28%    0.90%   to  0.90%    11.20%    to   11.20%
---------------------------------------------------------------------------------------------------------------
PUT VT VISTA, CL IB
2009        10,325  $1.46  to  $0.56    $5,917            --    0.45%   to  0.90%    44.60%(8) to   37.51%
2008        12,397  $0.41  to  $0.41    $5,088            --    0.90%   to  0.90%   (46.03%)   to  (46.03%)
2007        15,216  $0.76  to  $0.76   $11,572            --    0.90%   to  0.90%     2.87%    to    2.87%
2006        17,846  $0.74  to  $0.74   $13,193            --    0.90%   to  0.90%     4.51%    to    4.51%
2005        18,854  $0.71  to  $0.71   $13,337            --    0.90%   to  0.90%    11.15%    to   11.15%
---------------------------------------------------------------------------------------------------------------
DISC ASSET ALLOC, AGGR
2009         6,256  $1.32  to  $0.87    $5,493            --    0.45%   to  0.90%    31.70%(8) to   22.70%
2008         3,937  $0.71  to  $0.71    $2,790            --    0.90%   to  0.90%   (29.86%)(7)to  (29.86%)(7)
2007            --     --         --        --            --       --          --        --             --
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  59

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
DISC ASSET ALLOC, CONSERV
2009         2,693  $1.20  to  $0.97    $2,648            --    0.45%   to  0.90%    19.42%(8) to   15.82%
2008         1,717  $0.84  to  $0.84    $1,442            --    0.90%   to  0.90%   (16.44%)(7)to  (16.44%)(7)
2007            --     --         --        --            --       --          --        --             --
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
DISC ASSET ALLOC, MOD
2009        13,836  $1.27  to  $0.91   $12,714            --    0.45%   to  0.90%    26.32%(8) to   19.64%
2008         8,836  $0.76  to  $0.76    $6,704            --    0.90%   to  0.90%   (24.75%)(7)to  (24.75%)(7)
2007            --     --         --        --            --       --          --        --             --
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
DISC ASSET ALLOC, MOD AGGR
2009        16,089  $1.30  to  $0.89   $14,504            --    0.45%   to  0.90%    29.15%(8) to   21.10%
2008         8,965  $0.73  to  $0.73    $6,587            --    0.90%   to  0.90%   (27.20%)(7)to  (27.20%)(7)
2007            --     --         --        --            --       --          --        --             --
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
DISC ASSET ALLOC, MOD CONSERV
2009         5,012  $1.23  to  $0.94    $4,730            --    0.45%   to  0.90%    22.60%(8) to   17.86%
2008         3,398  $0.79  to  $0.79    $2,699            --    0.90%   to  0.90%   (21.14%)(7)to  (21.14%)(7)
2007            --     --         --        --            --       --          --        --             --
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
VP DAVIS NY VENTURE, CL 3
2009       159,817  $1.46  to  $0.77  $124,915            --    0.45%   to  0.90%    44.68%(8) to   30.15%
2008        76,989  $0.59  to  $0.59   $45,474         0.02%    0.90%   to  0.90%   (39.13%)   to  (39.13%)
2007        15,004  $0.97  to  $0.97   $14,560         1.21%    0.90%   to  0.90%    (3.23%)(6)to   (3.23%)(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
VP GS MID CAP VAL, CL 3
2009           559  $1.47  to  $1.01      $572            --    0.45%   to  0.90%    45.45%(8) to   35.40%
2008           492  $0.75  to  $0.75      $368         0.00%    0.90%   to  0.90%   (37.25%)   to  (37.25%)
2007           215  $1.19  to  $1.19      $257         1.11%    0.90%   to  0.90%     5.08%    to    5.08%
2006           114  $1.14  to  $1.14      $129         1.91%    0.90%   to  0.90%    14.79%    to   14.79%
2005            10  $0.99  to  $0.99       $10         1.62%    0.90%   to  0.90%    (0.91%)(4)to   (0.91%)(4)
---------------------------------------------------------------------------------------------------------------
VP PTNRS SM CAP VAL, CL 3
2009        63,459  $1.49  to  $1.42   $90,170            --    0.45%   to  0.90%    48.03%(8) to   35.33%
2008        53,130  $1.05  to  $1.05   $55,702         0.07%    0.90%   to  0.90%   (32.19%)   to  (32.19%)
2007        20,614  $1.55  to  $1.55   $31,870         0.90%    0.90%   to  0.90%    (5.75%)   to   (5.75%)
2006        11,437  $1.64  to  $1.64   $18,761         0.42%    0.90%   to  0.90%    19.18%    to   19.18%
2005         8,998  $1.38  to  $1.38   $12,386         0.21%    0.90%   to  0.90%     4.82%    to    4.82%
---------------------------------------------------------------------------------------------------------------
RVS VP BAL, CL 3
2009       176,743  $1.31  to  $0.96  $171,763            --    0.45%   to  0.90%    30.33%(8) to   23.11%
2008       214,306  $0.89  to  $0.78  $167,410         0.26%    0.65%   to  0.90%   (30.37%)   to  (30.54%)
2007       277,699  $1.29  to  $1.12  $312,062         2.86%    0.65%   to  0.90%     1.08%    to    0.82%
2006       303,589  $1.27  to  $1.11  $338,363         2.47%    0.65%   to  0.90%    13.64%    to   13.36%
2005       340,778  $1.12  to  $0.98  $334,939         2.58%    0.65%   to  0.90%     3.25%    to    2.99%
---------------------------------------------------------------------------------------------------------------
RVS VP CASH MGMT, CL 3
2009        78,440  $1.00  to  $1.16   $90,667         0.07%    0.45%   to  0.90%    (0.30%)(8)to   (0.74%)
2008       108,600  $1.12  to  $1.17  $127,182         2.26%    0.65%   to  0.90%     1.61%    to    1.35%
2007        98,464  $1.10  to  $1.16  $113,767         4.72%    0.65%   to  0.90%     4.15%    to    3.89%
2006        87,146  $1.06  to  $1.11   $96,908         4.41%    0.65%   to  0.90%     3.81%    to    3.55%
2005        72,076  $1.02  to  $1.07   $77,390         2.56%    0.65%   to  0.90%     1.94%    to    1.69%
---------------------------------------------------------------------------------------------------------------
RVS VP DIV BOND, CL 3
2009       261,434  $1.13  to  $1.48  $381,120         4.02%    0.45%   to  0.90%    13.37%(8) to   13.40%
2008       221,289  $1.06  to  $1.30  $287,710         0.40%    0.65%   to  0.90%    (6.92%)   to   (7.15%)
2007       191,510  $1.14  to  $1.40  $268,071         4.75%    0.65%   to  0.90%     4.51%    to    4.25%
2006       136,853  $1.09  to  $1.35  $183,575         4.37%    0.65%   to  0.90%     3.74%    to    3.48%
2005       111,699  $1.05  to  $1.30  $144,634         3.71%    0.65%   to  0.90%     1.46%    to    1.21%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
60  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
RVS VP DIV EQ INC, CL 3
2009       261,045  $1.40  to  $1.40  $365,134            --    0.45%   to  0.90%    39.18%(8) to   26.32%
2008       268,902  $1.11  to  $1.11  $297,729         0.08%    0.90%   to  0.90%   (41.00%)   to  (41.00%)
2007       267,422  $1.88  to  $1.88  $501,851         1.56%    0.90%   to  0.90%     7.05%    to    7.05%
2006       243,400  $1.75  to  $1.75  $426,689         1.41%    0.90%   to  0.90%    18.67%    to   18.67%
2005       179,394  $1.48  to  $1.48  $264,999         1.61%    0.90%   to  0.90%    12.49%    to   12.49%
---------------------------------------------------------------------------------------------------------------
RVS VP DYN EQ, CL 3
2009       411,679  $1.38  to  $0.62  $261,254            --    0.45%   to  0.90%    36.80%(8) to   23.04%
2008       494,270  $0.76  to  $0.50  $249,703         0.23%    0.65%   to  0.90%   (42.54%)   to  (42.68%)
2007       631,216  $1.31  to  $0.88  $556,056         1.31%    0.65%   to  0.90%     2.26%    to    2.01%
2006       722,724  $1.29  to  $0.86  $624,056         1.19%    0.65%   to  0.90%    14.54%    to   14.25%
2005       676,240  $1.12  to  $0.75  $511,326         1.11%    0.65%   to  0.90%     5.49%    to    5.23%
---------------------------------------------------------------------------------------------------------------
RVS VP GLOBAL BOND, CL 3
2009        64,715  $1.14  to  $1.73  $109,653         1.82%    0.45%   to  0.90%    13.99%(8) to   10.38%
2008        60,052  $1.57  to  $1.57   $94,219         7.11%    0.90%   to  0.90%    (1.33%)   to   (1.33%)
2007        46,890  $1.59  to  $1.59   $74,559         3.65%    0.90%   to  0.90%     6.67%    to    6.67%
2006        30,512  $1.49  to  $1.49   $45,482         3.28%    0.90%   to  0.90%     5.78%    to    5.78%
2005        24,417  $1.41  to  $1.41   $34,408         3.82%    0.90%   to  0.90%    (5.84%)   to   (5.84%)
---------------------------------------------------------------------------------------------------------------
RVS VP GLOBAL INFLATION PROT SEC, CL 3
2009       106,344  $1.08  to  $1.14  $120,881         9.70%    0.45%   to  0.90%     8.14%(8) to    5.88%
2008        48,769  $1.08  to  $1.08   $52,470         2.60%    0.90%   to  0.90%    (0.76%)   to   (0.76%)
2007        12,082  $1.08  to  $1.08   $13,098         2.58%    0.90%   to  0.90%     6.97%    to    6.97%
2006           722  $1.01  to  $1.01      $732         4.69%    0.90%   to  0.90%     0.29%    to    0.29%
2005            70  $1.01  to  $1.01       $72         4.77%    0.90%   to  0.90%     0.70%(4) to    0.70%(4)
---------------------------------------------------------------------------------------------------------------
RVS VP HI YIELD BOND, CL 3
2009        41,362  $1.47  to  $1.58   $65,183        10.26%    0.45%   to  0.90%    48.28%(8) to   52.47%
2008        45,491  $1.04  to  $1.04   $47,163         0.33%    0.90%   to  0.90%   (25.85%)   to  (25.85%)
2007        69,118  $1.40  to  $1.40   $96,634         7.42%    0.90%   to  0.90%     0.94%    to    0.94%
2006        68,955  $1.39  to  $1.39   $95,510         7.43%    0.90%   to  0.90%     9.83%    to    9.83%
2005        58,225  $1.26  to  $1.26   $73,432         6.44%    0.90%   to  0.90%     3.09%    to    3.09%
---------------------------------------------------------------------------------------------------------------
RVS VP INC OPP, CL 3
2009        79,575  $1.35  to  $1.24   $98,987         4.93%    0.45%   to  0.90%    34.82%(8) to   41.12%
2008        41,258  $0.88  to  $0.88   $36,252         0.08%    0.90%   to  0.90%   (19.54%)   to  (19.54%)
2007        10,554  $1.09  to  $1.09   $11,525         6.97%    0.90%   to  0.90%     1.71%    to    1.71%
2006           489  $1.07  to  $1.07      $525         6.47%    0.90%   to  0.90%     7.02%    to    7.02%
2005            23  $1.00  to  $1.00       $24         6.10%    0.90%   to  0.90%     0.76%(4) to    0.76%(4)
---------------------------------------------------------------------------------------------------------------
RVS VP MID CAP GRO, CL 3
2009        11,364  $1.73  to  $1.22   $13,984            --    0.45%   to  0.90%    70.03%(8) to   61.94%
2008         9,321  $0.75  to  $0.75    $7,004         0.02%    0.90%   to  0.90%   (45.34%)   to  (45.34%)
2007        11,572  $1.37  to  $1.37   $15,910         0.05%    0.90%   to  0.90%    12.72%    to   12.72%
2006        11,366  $1.22  to  $1.22   $13,862         0.27%    0.90%   to  0.90%    (0.96%)   to   (0.96%)
2005         4,303  $1.23  to  $1.23    $5,299            --    0.90%   to  0.90%     9.14%    to    9.14%
---------------------------------------------------------------------------------------------------------------
RVS VP MID CAP VAL, CL 3
2009         9,731  $1.52  to  $1.01    $9,887            --    0.45%   to  0.90%    49.83%(8) to   39.68%
2008         8,371  $0.72  to  $0.72    $6,031         0.00%    0.90%   to  0.90%   (45.60%)   to  (45.60%)
2007         4,303  $1.32  to  $1.32    $5,698         0.77%    0.90%   to  0.90%     9.36%    to    9.36%
2006         1,854  $1.21  to  $1.21    $2,245         1.05%    0.90%   to  0.90%    14.29%    to   14.29%
2005           111  $1.06  to  $1.06      $117         1.04%    0.90%   to  0.90%     6.04%(4) to    6.04%(4)
---------------------------------------------------------------------------------------------------------------
RVS VP S&P 500, CL 3
2009        49,544  $1.37  to  $0.80   $40,715            --    0.45%   to  0.90%    36.77%(8) to   24.87%
2008        54,578  $0.64  to  $0.64   $35,061         0.08%    0.90%   to  0.90%   (37.66%)   to  (37.66%)
2007        65,036  $1.03  to  $1.03   $67,021         1.63%    0.90%   to  0.90%     4.07%    to    4.07%
2006        66,546  $0.99  to  $0.99   $65,895         1.45%    0.90%   to  0.90%    14.23%    to   14.23%
2005        67,699  $0.87  to  $0.87   $58,686         1.40%    0.90%   to  0.90%     3.47%    to    3.47%
---------------------------------------------------------------------------------------------------------------
RVS VP SHORT DURATION, CL 3
2009        47,727  $1.05  to  $1.30   $61,321         2.85%    0.45%   to  0.90%     4.67%(8) to    4.58%
2008        41,046  $1.06  to  $1.24   $50,877         0.14%    0.65%   to  0.90%    (3.27%)   to   (3.51%)
2007        43,231  $1.09  to  $1.29   $55,522         4.18%    0.65%   to  0.90%     4.64%    to    4.38%
2006        41,090  $1.05  to  $1.24   $50,474         3.80%    0.65%   to  0.90%     3.17%    to    2.91%
2005        39,025  $1.01  to  $1.20   $46,517         2.90%    0.65%   to  0.90%     0.92%    to    0.67%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  61

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
SEL VP GRO, CL 3
2009        97,663  $1.44  to  $0.45   $45,398            --    0.45%   to  0.90%    42.81%(8) to   35.76%
2008       268,527  $0.33  to  $0.33   $89,491         0.24%    0.90%   to  0.90%   (44.84%)   to  (44.84%)
2007       215,184  $0.60  to  $0.60  $130,021         1.00%    0.90%   to  0.90%     2.14%    to    2.14%
2006       171,986  $0.59  to  $0.59  $101,740         0.87%    0.90%   to  0.90%    10.09%    to   10.09%
2005       123,244  $0.54  to  $0.54   $66,228         0.40%    0.90%   to  0.90%     7.64%    to    7.64%
---------------------------------------------------------------------------------------------------------------
SEL VP LG CAP VAL, CL 3
2009         1,542  $1.39  to  $0.90    $1,401            --    0.45%   to  0.90%    37.30%(8) to   25.00%
2008           707  $0.72  to  $0.72      $507         0.06%    0.90%   to  0.90%   (40.00%)   to  (40.00%)
2007           430  $1.19  to  $1.19      $514         1.54%    0.90%   to  0.90%    (1.35%)   to   (1.35%)
2006           206  $1.21  to  $1.21      $250         1.51%    0.90%   to  0.90%    18.00%    to   18.00%
2005             8  $1.03  to  $1.03        $8         3.03%    0.90%   to  0.90%     3.14%(4) to    3.14%(4)
---------------------------------------------------------------------------------------------------------------
SEL VP SM CAP VAL, CL 3
2009        12,054  $1.53  to  $1.20   $14,607            --    0.45%   to  0.90%    52.13%(8) to   38.56%
2008        13,843  $0.87  to  $0.87   $12,010         0.00%    0.90%   to  0.90%   (39.15%)   to  (39.15%)
2007        19,240  $1.43  to  $1.43   $27,430         0.16%    0.90%   to  0.90%    (5.05%)   to   (5.05%)
2006        23,069  $1.50  to  $1.50   $34,637         0.04%    0.90%   to  0.90%    10.69%    to   10.69%
2005        23,710  $1.36  to  $1.36   $32,162            --    0.90%   to  0.90%     3.89%    to    3.89%
---------------------------------------------------------------------------------------------------------------
THDL VP EMER MKTS, CL 3
2009        39,714  $1.94  to  $2.32   $91,267         0.36%    0.45%   to  0.90%    93.74%(8) to   72.52%
2008        45,673  $1.34  to  $1.34   $61,313         0.71%    0.90%   to  0.90%   (54.12%)   to  (54.12%)
2007        31,068  $2.93  to  $2.93   $90,908         0.59%    0.90%   to  0.90%    36.86%    to   36.86%
2006        26,416  $2.14  to  $2.14   $56,476         0.35%    0.90%   to  0.90%    32.71%    to   32.71%
2005        19,620  $1.61  to  $1.61   $31,607         0.19%    0.90%   to  0.90%    32.60%    to   32.60%
---------------------------------------------------------------------------------------------------------------
THDL VP INTL OPP, CL 3
2009       136,197  $1.43  to  $0.84  $117,038         1.56%    0.45%   to  0.90%    44.19%(8) to   26.40%
2008       167,808  $0.67  to  $0.67  $111,637         2.32%    0.90%   to  0.90%   (40.97%)   to  (40.97%)
2007       222,332  $1.13  to  $1.13  $250,572         0.99%    0.90%   to  0.90%    11.66%    to   11.66%
2006       247,038  $1.01  to  $1.01  $249,332         1.93%    0.90%   to  0.90%    23.06%    to   23.06%
2005       265,962  $0.82  to  $0.82  $218,125         1.40%    0.90%   to  0.90%    12.85%    to   12.85%
---------------------------------------------------------------------------------------------------------------
VANK LIT COMSTOCK, CL II
2009        60,211  $1.44  to  $0.74   $45,309         4.57%    0.45%   to  0.90%    43.00%(8) to   27.26%
2008        63,397  $0.58  to  $0.58   $36,850         1.42%    0.90%   to  0.90%   (36.38%)   to  (36.38%)
2007        12,704  $0.91  to  $0.91   $11,606            --    0.90%   to  0.90%    (8.81%)(6)to   (8.81%)(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
VANK UIF GLOBAL REAL EST, CL II
2009        34,566  $1.65  to  $0.67   $23,757         0.02%    0.45%   to  0.90%    63.94%(8) to   40.15%
2008        39,824  $0.48  to  $0.48   $19,086         2.84%    0.90%   to  0.90%   (44.84%)   to  (44.84%)
2007         4,908  $0.87  to  $0.87    $4,265         0.27%    0.90%   to  0.90%   (12.27%)(6)to  (12.27%)(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
VANK UIF MID CAP GRO, CL II
2009         4,621  $1.67  to  $0.89    $4,215            --    0.45%   to  0.90%    65.91%(8) to   55.95%
2008         3,367  $0.57  to  $0.57    $1,928         0.85%    0.90%   to  0.90%   (47.29%)   to  (47.29%)
2007           867  $1.09  to  $1.09      $942            --    0.90%   to  0.90%     8.39%(6) to    8.39%(6)
2006            --     --         --        --            --       --          --        --             --
2005            --     --         --        --            --       --          --        --             --
---------------------------------------------------------------------------------------------------------------
WANGER INTL
2009        94,689  $1.61  to  $1.42  $135,404         3.80%    0.45%   to  0.90%    62.34%(8) to   48.44%
2008       113,596  $0.96  to  $0.96  $108,909         0.97%    0.90%   to  0.90%   (46.09%)   to  (46.09%)
2007       110,580  $1.78  to  $1.78  $196,656         0.82%    0.90%   to  0.90%    15.26%    to   15.26%
2006       103,943  $1.54  to  $1.54  $160,371         0.51%    0.90%   to  0.90%    35.93%    to   35.93%
2005        87,137  $1.14  to  $1.14   $98,902         0.90%    0.90%   to  0.90%    20.44%    to   20.44%
---------------------------------------------------------------------------------------------------------------
WANGER USA
2009        71,519  $1.52  to  $1.66  $118,385            --    0.45%   to  0.90%    51.36%(8) to   40.95%
2008        73,536  $1.18  to  $1.18   $86,627            --    0.90%   to  0.90%   (40.23%)   to  (40.23%)
2007        80,677  $1.97  to  $1.97  $158,998            --    0.90%   to  0.90%     4.44%    to    4.44%
2006        83,149  $1.89  to  $1.89  $156,905         0.22%    0.90%   to  0.90%     6.91%    to    6.91%
2005        73,417  $1.77  to  $1.77  $129,586            --    0.90%   to  0.90%    10.26%    to   10.26%
---------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
62  RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT

                     AT DEC. 31
     -----------------------------------------                    FOR THE YEAR ENDED DEC. 31
                      ACCUMULATION             ----------------------------------------------------------------
                      UNIT VALUE        NET         INVESTMENT    EXPENSE RATIO
            UNITS       LOWEST TO      ASSETS         INCOME         LOWEST TO           TOTAL RETURN
           (000S)       HIGHEST        (000S)        RATIO(1)      HIGHEST(2)        LOWEST TO HIGHEST(3)
     ----------------------------------------------------------------------------------------------------------
WF ADV VT INDEX ASSET ALLOC
2009         3,367  $1.15  to  $1.15    $3,878         2.05%    0.90%   to  0.90%    14.42%    to   14.42%
2008         3,655  $1.01  to  $1.01    $3,680         2.40%    0.90%   to  0.90%   (29.75%)   to  (29.75%)
2007         4,473  $1.43  to  $1.43    $6,411         2.29%    0.90%   to  0.90%     6.63%    to    6.63%
2006         4,011  $1.34  to  $1.34    $5,390         2.47%    0.90%   to  0.90%    11.14%    to   11.14%
2005         2,353  $1.21  to  $1.21    $2,846         2.23%    0.90%   to  0.90%     4.05%    to    4.05%
---------------------------------------------------------------------------------------------------------------
WF ADV VT INTL CORE
2009         1,063  $1.01  to  $1.01    $1,078         3.10%    0.90%   to  0.90%    11.65%    to   11.65%
2008         1,052  $0.91  to  $0.91      $955         1.98%    0.90%   to  0.90%   (43.92%)   to  (43.92%)
2007         1,143  $1.62  to  $1.62    $1,850         0.01%    0.90%   to  0.90%    11.65%    to   11.65%
2006           961  $1.45  to  $1.45    $1,393         1.93%    0.90%   to  0.90%    19.73%    to   19.73%
2005           746  $1.21  to  $1.21      $903         2.27%    0.90%   to  0.90%     8.69%    to    8.69%
---------------------------------------------------------------------------------------------------------------
WF ADV VT OPP
2009         2,163  $1.56  to  $1.32    $2,849            --    0.45%   to  0.90%    55.37%(8) to   46.41%
2008         2,051  $0.90  to  $0.90    $1,844         1.92%    0.90%   to  0.90%   (40.64%)   to  (40.64%)
2007         2,303  $1.51  to  $1.51    $3,487         0.62%    0.90%   to  0.90%     5.67%    to    5.67%
2006         2,414  $1.43  to  $1.43    $3,459            --    0.90%   to  0.90%    11.22%    to   11.22%
2005         2,084  $1.29  to  $1.29    $2,685            --    0.90%   to  0.90%     6.84%    to    6.84%
---------------------------------------------------------------------------------------------------------------
WF ADV VT SM CAP GRO
2009         6,818  $1.71  to  $1.47   $10,069            --    0.45%   to  0.90%    70.90%(8) to   51.27%
2008         5,442  $0.97  to  $0.97    $5,287            --    0.90%   to  0.90%   (41.95%)   to  (41.95%)
2007         4,798  $1.67  to  $1.67    $8,030            --    0.90%   to  0.90%    12.79%    to   12.79%
2006         3,212  $1.48  to  $1.48    $4,766            --    0.90%   to  0.90%    21.66%    to   21.66%
2005         1,729  $1.22  to  $1.22    $2,109            --    0.90%   to  0.90%     5.29%    to    5.29%
---------------------------------------------------------------------------------------------------------------



 (1) These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

 (2) These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

 (3) These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of minimum to maximum values, based on the subaccounts representing the minimum and maximum expense ratio amounts, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.

 (4) New subaccount operations commenced on Aug. 30, 2005.

 (5) New subaccount operations commenced on April 28, 2006.

 (6) New subaccount operations commenced on June 11, 2007.

 (7) New subaccount operations commenced on May 1, 2008.

 (8) New subaccount operations commenced on Jan. 23, 2009.


--------------------------------------------------------------------------------
     RIVERSOURCE SINGLE PREMIUM VARIABLE LIFE INSURANCE - 2009 ANNUAL REPORT  63

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

THE BOARD OF DIRECTORS
RIVERSOURCE LIFE INSURANCE COMPANY

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company, (a wholly owned subsidiary of Ameriprise Financial, Inc.) (the Company) as of December 31, 2009 and 2008, and the related consolidated statements of income, shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2009. These financial statements are the responsibility of RiverSource Life Insurance Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of RiverSource Life Insurance Company at December 31, 2009 and 2008, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 2009, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 3 to the consolidated financial statements, in 2009 the Company adopted new accounting guidance related to the recognition and presentation of other-than-temporary impairments. Also, in 2008, the Company adopted new accounting guidance related to the measurement of fair value and in 2007, the Company adopted new guidance related to the accounting for uncertainty in income taxes as well as new guidance related to accounting for deferred acquisition costs in connection with modifications or exchanges of insurance and annuity contracts.

                                             /s/ Ernst & Young LLP

Minneapolis, Minnesota

February 23, 2010

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
(IN MILLIONS, EXCEPT SHARE AMOUNTS)


DECEMBER 31,                                                               2009          2008

ASSETS
Investments:
Available-for-Sale:
  Fixed maturities, at fair value (amortized cost: 2009, $25,142;
  2008, $19,452)                                                          $25,999       $18,070
  Common and preferred stocks, at fair value (cost: 2009 and 2008,
  $30)                                                                         23            16
Commercial mortgage loans, at cost (less allowance for loan losses:
2009, $30; 2008, $17)                                                       2,532         2,737
Policy loans                                                                  715           722
Trading securities and other investments                                      310           452
-------------------------------------------------------------------------------------------------
    Total investments                                                      29,579        21,997

Cash and cash equivalents                                                     811         3,307
Restricted cash                                                               184            --
Reinsurance recoverables                                                    1,688         1,592
Deferred income taxes, net                                                     63           599
Other receivables                                                             332           102
Accrued investment income                                                     303           239
Deferred acquisition costs                                                  4,285         4,324
Deferred sales inducement costs                                               524           518
Other assets                                                                  936         2,658
Separate account assets                                                    54,267        41,787
-------------------------------------------------------------------------------------------------
    Total assets                                                          $92,972       $77,123
=================================================================================================


LIABILITIES AND SHAREHOLDER'S EQUITY
Liabilities:
Future policy benefits                                                    $30,383       $28,753
Policy claims and other policyholders' funds                                  123           172
Line of credit with Ameriprise Financial, Inc.                                300            --
Other liabilities                                                           1,955         2,672
Separate account liabilities                                               54,267        41,787
-------------------------------------------------------------------------------------------------
    Total liabilities                                                      87,028        73,384
-------------------------------------------------------------------------------------------------

Shareholder's equity:
Common stock, $30 par value; 100,000 shares authorized, issued and
outstanding                                                                     3             3
Additional paid-in capital                                                  2,445         2,116
Retained earnings                                                           3,114         2,336
Accumulated other comprehensive income (loss), net of tax                     382          (716)
-------------------------------------------------------------------------------------------------
    Total shareholder's equity                                              5,944         3,739
-------------------------------------------------------------------------------------------------
    Total liabilities and shareholder's equity                            $92,972       $77,123
=================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF INCOME
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

REVENUES
Premiums                                                          $  450        $  438        $  439
Net investment income                                              1,526         1,252         1,424
Policy and contract charges                                        1,156         1,352         1,217
Other revenues                                                       233           255           255
Net realized investment gains (losses)                                59          (442)           61
-------------------------------------------------------------------------------------------------------
    Total revenues                                                 3,424         2,855         3,396
-------------------------------------------------------------------------------------------------------


BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses                     841           673           760
Interest credited to fixed accounts                                  903           790           847
Amortization of deferred acquisition costs                           145           861           470
Separation costs                                                      --            --            97
Other insurance and operating expenses                               550           649           735
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                    2,439         2,973         2,909
-------------------------------------------------------------------------------------------------------
Pretax income (loss)                                                 985          (118)          487
Income tax provision (benefit)                                       245          (189)           53
-------------------------------------------------------------------------------------------------------
    Net income                                                    $  740        $   71        $  434
=======================================================================================================

Supplemental Disclosures:
Net realized investment gains (losses):
  Net realized investment gains before impairment losses on
  securities                                                      $  121
-------------------------------------------------------------------------------------------------------
  Total other-than-temporary impairment losses on securities         (53)
  Portion of loss recognized in other comprehensive income            (9)
-------------------------------------------------------------------------------------------------------
  Net impairment losses recognized in net realized investment
  gains (losses)                                                     (62)
-------------------------------------------------------------------------------------------------------
Net realized investment gains (losses)                            $   59
=======================================================================================================



See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF CASH FLOWS
(IN MILLIONS)


YEARS ENDED DECEMBER 31,                                           2009          2008          2007

CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                       $    740       $    71       $   434
Adjustments to reconcile net income to net cash provided by
(used in) operating activities:
  Capitalization of deferred acquisition and deferred sales
  inducement costs                                                   (640)         (674)         (823)
  Amortization of deferred acquisition and deferred sales
  inducement costs                                                    155           982           523
  Depreciation, amortization and accretion, net                       (68)           61            71
  Deferred income tax (benefit) expense                               (81)         (234)           83
  Contractholder and policyholder charges, non-cash                  (259)         (248)         (206)
  Net realized investment gains                                      (135)           (7)          (44)
  Other-than-temporary impairments and provision for loan
  losses recognized in net realized investment (gains) losses          76           449           (17)
Change in operating assets and liabilities:
  Trading securities and equity method investments, net               136          (110)          166
  Future policy benefits for traditional life, disability
  income and long term care insurance                                 282           308           275
  Policy claims and other policyholders' funds                        (49)           81             2
  Reinsurance recoverables                                            (96)         (302)         (153)
  Other receivables                                                    (5)           20           (28)
  Accrued investment income                                           (64)           14            49
  Derivatives collateral, net                                      (1,928)        1,591           242
  Other assets and liabilities, net                                   670            23          (226)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) operating activities                (1,266)        2,025           348
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM INVESTING ACTIVITIES
Available-for-Sale securities:
  Proceeds from sales                                               5,215           246         3,020
  Maturities, sinking fund payments and calls                       3,486         2,510         1,908
  Purchases                                                       (13,696)       (1,684)         (677)
Proceeds from sales and maturities of commercial mortgage
loans                                                                 279           263           424
Funding of commercial mortgage loans                                 (104)         (110)         (504)
Proceeds from sales of other investments                               43            19            49
Purchases of other investments                                        (11)         (140)           --
Change in policy loans, net                                             7           (25)          (47)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) investing activities                (4,781)        1,079         4,173
-------------------------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder and contractholder account values:
  Considerations received                                           4,863         2,913         1,093
  Net transfers from (to) separate accounts                           195            91           (50)
  Surrenders and other benefits                                    (1,923)       (2,931)       (3,838)
Proceeds from line of credit with Ameriprise Financial, Inc.          500            --            --
Deferred premium options, net                                         (82)          (77)           (8)
Tax adjustment on share-based incentive compensation plan              (2)            2             2
Cash dividend to Ameriprise Financial, Inc.                            --          (775)         (900)
-------------------------------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                 3,551          (777)       (3,701)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents               (2,496)        2,327           820
Cash and cash equivalents at beginning of year                      3,307           980           160
-------------------------------------------------------------------------------------------------------
Cash and cash equivalents at end of year                         $    811       $ 3,307       $   980
=======================================================================================================

Supplemental Disclosures:
  Income taxes paid (received), net                              $     72       $   168       $    (4)
  Interest paid on borrowings                                           1            --            --
Non-cash transactions:
  Capital contributions from Ameriprise Financial, Inc.          $    331       $   322       $     8


See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
THREE YEARS ENDED DECEMBER 31, 2009
(IN MILLIONS)


                                                                                        ACCUMULATED
                                                           ADDITIONAL                      OTHER
                                               COMMON        PAID-IN      RETAINED     COMPREHENSIVE
                                                STOCK        CAPITAL      EARNINGS     INCOME (LOSS)       TOTAL
-------------------------------------------------------------------------------------------------------------------
BALANCES AT JANUARY 1, 2007                      $ 3         $2,021        $3,788          $ (209)        $5,603
Change in accounting principles, net of
tax                                               --             --          (134)             --           (134)
Comprehensive income:
  Net income                                      --             --           434              --            434
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --              52             52
    Change in net unrealized derivative
    losses                                        --             --            --               1              1
                                                                                                       ------------
Total comprehensive income                                                                                   487
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (900)             --           (900)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --              8            --              --              8
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2007                    $ 3         $2,031        $3,188          $ (156)        $5,066
Change in accounting principles, net of
tax                                               --             --           (30)             --            (30)
Comprehensive income:
  Net income                                      --             --            71              --             71
  Other comprehensive income (loss), net
  of tax:
    Change in net unrealized securities
    losses                                        --             --            --            (562)          (562)
    Change in net unrealized derivative
    losses                                        --             --            --               2              2
                                                                                                       ------------
Total comprehensive loss                                                                                    (489)
Tax adjustment on share-based incentive
compensation plan                                 --              2            --              --              2
Cash dividends to Ameriprise Financial,
Inc.                                              --             --          (775)             --           (775)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --             83            --              --             83
Non-cash dividend to Ameriprise Financial,
Inc.                                              --             --          (118)             --           (118)
-------------------------------------------------------------------------------------------------------------------

BALANCES AT DECEMBER 31, 2008                    $ 3         $2,116        $2,336          $ (716)        $3,739
Change in accounting principles, net of
tax                                               --             --            38             (38)            --
Comprehensive income:
  Net income                                      --             --           740              --            740
  Other comprehensive income, net of tax:
    Change in net unrealized securities
    losses                                        --             --            --           1,109          1,109
    Change in noncredit related
    impairments on securities and net
    unrealized securities losses on
    previously impaired securities                --             --            --              23             23
    Change in net unrealized derivative
    losses                                        --             --            --               4              4
                                                                                                       ------------
Total comprehensive income                                                                                 1,876
Tax adjustment on share-based incentive
compensation plan                                 --             (2)           --              --             (2)
Non-cash capital contribution from
Ameriprise Financial, Inc.                        --            331            --              --            331
-------------------------------------------------------------------------------------------------------------------
BALANCES AT DECEMBER 31, 2009                    $ 3         $2,445        $3,114          $  382         $5,944
===================================================================================================================




See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1. NATURE OF BUSINESS AND BASIS OF PRESENTATION

Nature of Business
RiverSource Life Insurance Company is a stock life insurance company with one wholly owned operating subsidiary, RiverSource Life Insurance Co. of New York ("RiverSource Life of NY"). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. ("Ameriprise Financial").

- RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

- RiverSource Life of NY is a stock life insurance company domiciled in New York, which holds Certificates of Authority in New York, North Dakota and Delaware. RiverSource Life of NY issues insurance and annuity products.

On December 31, 2008, Ameriprise Financial contributed all of the issued and outstanding shares of RiverSource Tax Advantaged Investments, Inc. ("RTA") to RiverSource Life Insurance Company. RTA is domiciled in Delaware and is a limited partner in affordable housing partnership investments.

RiverSource Life Insurance Company and its subsidiaries are referred to collectively in these notes as "RiverSource Life".

Ameriprise Financial was formerly a wholly owned subsidiary of American Express Company ("American Express"). On February 1, 2005, the American Express Board of Directors announced its intention to pursue the disposition of 100% of its shareholdings in Ameriprise Financial (the "Separation") through a tax-free distribution to American Express shareholders. Effective as of the close of business on September 30, 2005, American Express completed the Separation and the distribution of Ameriprise Financial common shares to American Express shareholders (the "Distribution"). In connection with the Distribution, Ameriprise Financial entered into certain agreements with American Express to effect the Separation and to define the responsibility for obligations arising before and after the date of the Distribution, including, among others, obligations relating to transition services, taxes, and employees. Through 2007, RiverSource Life was allocated certain expenses incurred as a result of Ameriprise Financial becoming an independent company. The separation from American Express was completed in 2007.

RiverSource Life's principal products are variable deferred annuities and variable universal life insurance which are issued primarily to individuals. It also offers fixed annuities where assets accumulate until the contract is surrendered, the contractholder (or in some contracts, the annuitant) dies, or the contractholder or annuitant begins receiving benefits under an annuity payout option. It also offers immediate annuities in which payments begin within one year of issue and continue for life or for a fixed period of time. RiverSource Life's fixed deferred annuities guarantee a relatively low annual interest rate during the accumulation period (the time before annuity payments begin). However, RiverSource Life has the option of paying a higher rate set at its discretion. In addition, persons owning an equity indexed annuity may have their interest calculated based on an increase in a broad-based stock market index. RiverSource Life issues both variable and fixed universal life insurance, traditional life insurance and disability income ("DI") insurance. Universal life insurance is a form of permanent life insurance characterized by flexible premiums, flexible death benefit amounts and unbundled pricing factors (i.e., mortality, interest and expenses). Traditional life insurance refers to whole and term life insurance policies that pay a specified sum to a beneficiary upon death of the insured for a fixed premium. Variable universal life insurance combines the premium and death benefit flexibility of universal life with underlying fund investment flexibility and the risks associated therewith. Waiver of premium and accidental death benefit riders are generally available with these life insurance products. RiverSource Life issues only non-participating life insurance policies which do not pay dividends to policyholders from realized policy margins.

Under RiverSource Life's variable life insurance and variable annuity products described above, the purchaser may choose among investment options that include RiverSource Life's "general account" as well as from a variety of portfolios including common stocks, bonds, managed assets and/or short-term securities.

Basis of Presentation
The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and its wholly owned subsidiaries, RiverSource Life of NY and RTA.

RiverSource Life evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through February 23, 2010, the date the financial statements were issued.

RECLASSIFICATIONS
The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP") which vary in certain respects from reporting practices prescribed or permitted by state insurance


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regulatory authorities as described in Note 13. Certain reclassifications of prior year amounts have been made to conform to the current presentation. In the first quarter of 2009, RiverSource Life reclassified reinsurance allowances for coinsurance contracts for traditional life and long term care insurance from premiums to other insurance and operating expenses to net with the associated expenses.

The following table shows the impact of the reclassification of the reinsurance allowances made to RiverSource Life's previously reported Consolidated Statements of Income.

                                                         YEAR ENDED DECEMBER 31,     YEAR ENDED DECEMBER 31,
                                                                  2008                        2007
                                                       ------------------------------------------------------
                                                        PREVIOUSLY                  PREVIOUSLY
(IN MILLIONS)                                            REPORTED    RECLASSIFIED    REPORTED    RECLASSIFIED
-------------------------------------------------------------------------------------------------------------
REVENUES
Premiums                                                  $  481        $  438        $  485        $  439
Net investment income                                      1,252         1,252         1,424         1,424
Policy and contract charges                                1,352         1,352         1,217         1,217
Other revenue                                                255           255           255           255
Net realized investment gain                                (442)         (442)           61            61
-------------------------------------------------------------------------------------------------------------
  Total revenues                                           2,898         2,855         3,442         3,396
-------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Benefits, claims, losses and settlement expenses             673           673           760           760
Interest credited to fixed accounts                          790           790           847           847
Amortization of deferred acquisition costs                   861           861           470           470
Separation costs                                              --            --            97            97
Other insurance and operating expenses                       692           649           781           735
-------------------------------------------------------------------------------------------------------------
  Total benefits and expenses                              3,016         2,973         2,955         2,909
-------------------------------------------------------------------------------------------------------------
Pretax income                                               (118)         (118)          487           487
Income tax provision                                        (189)         (189)           53            53
-------------------------------------------------------------------------------------------------------------
  NET INCOME                                              $   71        $   71        $  434        $  434
=============================================================================================================



2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PRINCIPLES OF CONSOLIDATION
RiverSource Life consolidates all entities in which it holds a greater than 50% voting interest or when certain conditions are met for variable interest entities ("VIEs") and limited partnerships, except for immaterial seed money investments in separate accounts, which are accounted for as trading securities. Entities in which RiverSource Life holds a greater than 20% but less than 50% voting interest are accounted for under the equity method. Additionally, other investments in which RiverSource Life holds an interest that is less than 50% are accounted for under the equity method. All other investments that are not reported at fair value as Available-for-Sale or trading securities are accounted for under the cost method where RiverSource Life owns less than a 20% voting interest and does not exercise significant influence.

Generally, a VIE is a corporation, partnership, trust or any other legal structure that either does not have equity investors with substantive voting rights or has equity investors that do not provide sufficient financial resources for the entity to support its activities. To determine whether RiverSource Life must consolidate a VIE, it analyzes the design of the VIE to identify the variable interests it holds. Then RiverSource Life quantitatively determines whether its variable interests will absorb a majority of the VIE's variability. If RiverSource Life determines it will absorb a majority of the VIE's expected variability, RiverSource Life consolidates the VIE and is referred to as the primary beneficiary. The calculation of variability is based on an analysis of projected probability-weighted cash flows based on the design of the particular VIE.

All material intercompany transactions and balances between and among RiverSource Life and its subsidiaries have been eliminated in consolidation.

AMOUNTS BASED ON ESTIMATES AND ASSUMPTIONS
Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and recognition of other-than-temporary impairments, valuation of deferred acquisition costs ("DAC") and the corresponding recognition of DAC amortization, derivative instruments and hedging activities, claims reserves and income taxes and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.


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INVESTMENTS
Investments consist of the following:

Available-for-Sale Securities
Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (loss), net of income tax provision (benefit) and net of adjustments in other asset and liability balances, such as DAC, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet date. Gains and losses are recognized in the Consolidated Statements of Income upon disposition of the securities.

Effective January 1, 2009, RiverSource Life early adopted an accounting standard that significantly changed RiverSource Life's accounting policy regarding the timing and amount of other-than-temporary impairments for Available-for-Sale securities. When the fair value of an investment is less than its amortized cost, RiverSource Life assesses whether or not: (i) it has the intent to sell the security (made a decision to sell) or (ii) it is more likely than not RiverSource Life will be required to sell the security before its anticipated recovery. If either of these conditions is met, an other-than-temporary impairment is considered to have occurred and RiverSource Life must recognize an other-than-temporary impairment for the difference between the investment's amortized cost basis and its fair value through earnings. For securities that do not meet the above criteria and RiverSource Life does not expect to recover a security's amortized cost basis, the security is also considered other-than-temporarily impaired. For these securities, RiverSource Life separates the total impairment into the credit loss component and the amount of the loss related to other factors. The amount of the total other-than-temporary impairments related to credit loss is recognized in earnings. The amount of the total other-than-temporary impairments related to other factors is recognized in other comprehensive income (loss), net of impacts to DAC, deferred sales inducement costs ("DSIC"), certain benefit reserves and income taxes. For Available-for-Sale securities that have recognized an other-than-temporary impairment through earnings, if through subsequent evaluation there is a significant increase in the cash flow expected, the difference between the amortized cost basis and the cash flows expected to be collected is accreted as interest income. Subsequent increases and decreases in the fair value of Available-for-Sale securities are included in other comprehensive income (loss). RiverSource Life's Consolidated Statements of Shareholder's Equity present all changes in other comprehensive income (loss) associated with Available-for-Sale debt securities that have been other-than-temporarily impaired on a separate line from fair value changes recorded in other comprehensive income (loss) from all other securities.

RiverSource Life provides a supplemental disclosure on the face of its Consolidated Statements of Income that presents: (i) total other-than-temporary impairment losses recognized during the period and (ii) the portion of other-than-temporary impairment losses recognized in other comprehensive income
(loss). The sum of these amounts represents the credit-related portion of other-than-temporary impairments that were recognized in earnings during the period. The portion of other-than-temporary losses recognized in other comprehensive income (loss) includes: (i) the portion of other-than-temporary impairment losses related to factors other than credit recognized during the period and
(ii) reclassifications of other-than-temporary impairment losses previously determined to be related to factors other than credit that are determined to be credit-related in the current period. The amount presented on the Consolidated Statements of Income as the portion of other-than-temporary losses recognized in other comprehensive income (loss) excludes subsequent increases and decreases in the fair value of these securities.

For all securities that are considered temporarily impaired, RiverSource Life does not intend to sell these securities (has not made a decision to sell) and it is not more likely than not that RiverSource Life will be required to sell the security before recovery of its amortized cost basis. RiverSource Life believes that it will collect all principal and interest due on all investments that have amortized cost in excess of fair value that are considered only temporarily impaired.

Factors RiverSource Life considers in determining whether declines in the fair value of fixed-maturity securities are other-than-temporary include: (i) the extent to which the market value is below amortized cost; (ii) the duration of time in which there has been a significant decline in value; (iii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iv) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors. In order to determine the amount of the credit loss component for corporate debt securities considered other-than-temporarily impaired, a best estimate of the present value of cash flows expected to be collected discounted at the security's effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and RiverSource Life's position in the debtor's overall capital structure.

For structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments), RiverSource Life also considers factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections in assessing potential other-than-temporary impairments of these investments.


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Based upon these factors, securities that have indicators of potential other-
than-temporary impairment are subject to detailed review by management. Securities for which declines are considered temporary continue to be carefully monitored by management. For the year ended December 31, 2009, certain non-agency residential mortgage backed securities were deemed other-than-temporarily impaired. Generally, the credit loss component for the non-agency residential mortgage backed securities is determined as the amount the amortized cost basis exceeds the present value of the projected cash flows expected to be collected. Significant inputs considered in these projections are consistent with the factors considered in assessing potential other-than-temporary impairment for these investments. Current contractual interest rates considered in these cash flow projections are used to calculate the discount rate used to determine the present value of the expected cash flows.

Commercial Mortgage Loans, Net
Commercial mortgage loans, net, reflect principal amounts outstanding less the allowance for loan losses. The allowance for loan losses is primarily based on RiverSource Life's past loan loss experience, known and inherent risks in the portfolio, composition of the loan portfolio, current economic conditions, and other relevant factors. Loans in this portfolio are generally smaller balance and homogeneous in nature and accordingly RiverSource Life follows accounting guidance on contingencies when establishing necessary reserves for losses inherent in the portfolio. For larger balance or restructured loans that are collateral dependent, the allowance is based on the fair value of collateral. Management regularly evaluates the adequacy of the allowance for loan losses and believes it is adequate to absorb estimated losses in the portfolio.

RiverSource Life generally stops accruing interest on commercial mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectability of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

Policy Loans
Policy loans include life insurance policy and annuity loans. These loans are carried at the aggregate of the unpaid loan balances, which do not exceed the cash surrender values of underlying products, plus accrued interest.

Trading Securities and Other Investments
Included in trading securities and other investments are separate account and mutual fund seed money, equity method investments, trading bonds, interests in affordable housing partnerships and below investment grade syndicated bank loans. Separate account and mutual fund seed money is carried at fair value with changes in value recognized within net investment income. Affordable housing partnerships are accounted for under the equity method. Below investment grade syndicated bank loans reflect amortized cost less allowance for losses.

CASH AND CASH EQUIVALENTS
Cash equivalents include highly liquid investments with original maturities of 90 days or less.

RESTRICTED CASH
Total restricted cash at December 31, 2009 and 2008 was $184 million and nil, respectively, consisting of cash that is pledged to counterparties.

REINSURANCE
RiverSource Life cedes significant amounts of insurance risk to other insurers under reinsurance agreements. Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Traditional life, long term care ("LTC") and DI reinsurance premium, net of the change in any prepaid reinsurance asset, is reported as a reduction of premiums. Fixed and variable universal life reinsurance premium is reported as a reduction of policy and contract charges. Reinsurance recoveries are reported as components of benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Future policy benefits and policy claims and other policyholders' funds recoverable under reinsurance contracts are recorded as reinsurance recoverables.

RiverSource Life also assumes life insurance and fixed annuity business from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within future policy benefits.

See Note 7 for additional information on reinsurance.

LAND, BUILDINGS, EQUIPMENT AND SOFTWARE
Land, buildings, equipment and internally developed or purchased software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. RiverSource Life generally uses the straight-line method of depreciation and


                                                                             F-9
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amortization over periods ranging from three to 30 years. During 2009,
RiverSource Life received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial.

At December 31, 2009 and 2008, land, buildings, equipment and software were $190 million and $43 million, respectively, net of accumulated depreciation of $52 million and $9 million, respectively. Depreciation and amortization expense for the years ended December 31, 2009, 2008 and 2007 was $8 million, $5 million and $1 million, respectively.

DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES
Freestanding derivative instruments are recorded at fair value and are reflected in other assets or other liabilities. See Note 11 for information regarding RiverSource Life's fair value measurement of derivative instruments. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. RiverSource Life primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. RiverSource Life occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments ("fair value hedges") or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability ("cash flow hedges").

RiverSource Life's policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement.

For derivative instruments that do not qualify for hedge accounting or are not designated as hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as of the hedged risk within the corresponding hedged assets, liabilities or firm commitments, are recognized in current earnings. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portions of the gain or loss on the derivative instruments are reported in accumulated other comprehensive income (loss) and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported currently in earnings as a component of net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in accumulated other comprehensive income (loss) is recognized into earnings over the period that the hedged item impacts earnings. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately.

See Note 15 for information regarding the impact of derivatives on the Consolidated Statements of Income.

Derivative instruments that are entered into for hedging purposes are designated as such at the time RiverSource Life enters into the contract. For all derivative instruments that are designated for hedging activities, RiverSource Life formally documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also formally documents its risk management objectives and strategies for entering into the hedge transactions. RiverSource Life formally assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, RiverSource Life will discontinue the application of hedge accounting.

The equity component of equity indexed annuity obligations is considered an embedded derivative. Additionally, certain annuities contain guaranteed minimum accumulation benefit ("GMAB") and guaranteed minimum withdrawal benefit ("GMWB") provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives. The fair value of embedded derivatives associated with annuities is included in future policy benefits. The change in the fair value of the equity indexed annuity embedded derivatives is reflected in the interest credited to fixed accounts. The changes in the fair value of the GMWB and GMAB embedded derivatives are reflected in benefits, claims, losses and settlement expenses.

DEFERRED ACQUISITION COSTS
DAC represents the cost of acquiring new business, principally direct sales commissions and other distribution and underwriting costs that have been deferred on the sale of annuity and insurance products. These costs are deferred to the extent they are recoverable from future profits or premiums. The DAC associated with insurance or annuity contracts that are


F-10
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significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

Direct sales commissions and other costs deferred as DAC is amortized over time. For annuity and universal life ("UL") contracts, DAC is amortized based on projections of estimated gross profits over amortization periods equal to the approximate life of the business. For other insurance products, DAC is generally amortized as a percentage of premiums over amortization periods equal to the premium-paying period.

For annuity and UL insurance products, the assumptions made in projecting future results and calculating the DAC balance and DAC amortization expense are management's best estimates. Management is required to update these assumptions whenever it appears that, based on actual experience or other evidence, earlier estimates should be revised. When assumptions are changed, the percentage of estimated gross profits used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made.

For other life, DI and LTC insurance products, the assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities and therefore are intended to provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC is not recoverable. If management concludes that DAC is not recoverable, DAC is reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in RiverSource Life's Consolidated Statements of Income.

For annuity, life, DI and LTC insurance products, key assumptions underlying these long-term projections include interest rates (both earning rates on invested assets and rates credited to contractholder and policyholder accounts), equity market performance, mortality and morbidity rates and the rates at which policyholders are expected to surrender their contracts, make withdrawals from their contracts and make additional deposits to their contracts. Assumptions about earned and credited interest rates are the primary factors used to project interest margins, while assumptions about equity and bond market performance are the primary factors used to project client asset value growth rates, and assumptions about surrenders, withdrawals and deposits comprise projected persistency rates. Management must also make assumptions to project maintenance expenses associated with servicing its annuity and insurance businesses during the DAC amortization period.

The client asset value growth rates are the rates at which variable annuity and variable universal life ("VUL") insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. RiverSource Life typically uses a five-year mean reversion process as a guideline in setting near-term equity asset growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term growth rate is reviewed to ensure consistency with management's assessment of anticipated equity market performance. In 2009, management continued to follow the mean reversion process, decreasing near-term equity asset growth rates to reflect the positive market. DAC amortization expense recorded in a period when client asset value growth rates exceed management's near-term estimate will typically be less than in a period when growth rates fall short of management's near-term estimate.

RiverSource Life monitors other principal DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin and maintenance expense levels each quarter and, when assessed independently, each could impact RiverSource Life's DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless management identifies a significant deviation over the course of its quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

DEFERRED SALES INDUCEMENT COSTS
DSIC consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. The amortization of DSIC is recorded in benefits, claims, losses and settlement expenses.


                                                                            F-11
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SEPARATE ACCOUNT ASSETS AND LIABILITIES
Separate account assets and liabilities are primarily funds held for the exclusive benefit of variable annuity contractholders and variable life insurance policyholders. RiverSource Life receives mortality and expense risk and other fees, guarantee fees and cost of insurance charges from the related accounts.

FUTURE POLICY BENEFITS AND POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS

Fixed Annuities and Variable Annuity Guarantees
Future policy benefits and policy claims and other policyholders' funds related to fixed annuities and variable annuity guarantees include liabilities for fixed account values on fixed and variable deferred annuities, guaranteed benefits associated with variable annuities, equity indexed annuities and fixed annuities in a payout status.

Liabilities for fixed account values on fixed and variable deferred annuities are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

The majority of the variable annuity contracts offered by RiverSource Life contain guaranteed minimum death benefit ("GMDB") provisions. When market values of the customer's accounts decline, the death benefit payable on a contract with a GMDB may exceed the contract accumulation value. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as gain gross-up ("GGU") benefits. In addition, RiverSource Life offers contracts containing GMWB and GMAB provisions and, until May 2007, RiverSource Life offered contracts containing guaranteed minimum income benefit ("GMIB") provisions.

In determining the liabilities for GMDB, GMIB and the life contingent benefits associated with GMWB, RiverSource Life projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency and investment margins and are consistent with those used for DAC asset valuation for the same contracts. As with DAC, management reviews, and where appropriate, adjusts its assumptions each quarter. Unless management identifies a material deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

The GMDB liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated meaningful life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated meaningful life based on expected assessments.

The embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions are recorded at fair value. See Note 11 for information regarding the fair value measurement of embedded derivatives. The liability for the life contingent benefits associated with GMWB provisions is determined in the same way as the GMDB liability. The changes in both the fair values of the GMWB and GMAB embedded derivatives and the liability for life contingent benefits are reflected in benefits, claims, losses and settlement expenses.

Liabilities for equity indexed annuities are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 4.6% to 9.5% at December 31, 2009, depending on year of issue, with an average rate of approximately 5.7%.

Life, Disability Income and Long Term Care Insurance
Future policy benefits and policy claims and other policyholders' funds related to life, DI and LTC insurance include liabilities for fixed account values on fixed and variable universal life policies, liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for fixed account values on fixed and variable universal life insurance are equal to accumulation values. Accumulation values are the cumulative gross deposits and credited interest less various contractual expense and mortality charges and less amounts withdrawn by policyholders.


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Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies. Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These amounts are calculated based on claim continuance tables which estimate the likelihood an individual will continue to be eligible for benefits. Present values are calculated at interest rates established when claims are incurred. Anticipated claim continuance rates are based on established industry tables, adjusted as appropriate for RiverSource Life's experience. Interest rates used with DI claims ranged from 3.0% to 8.0% at December 31, 2009, with an average rate of 4.7%. Interest rates used with LTC claims ranged from 4.0% to 7.0% at December 31, 2009, with an average rate of 4.1%.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life, DI and LTC policies are based on the net level premium method, using anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on RiverSource Life's experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors. Anticipated interest rates for term and whole life ranged from 4.0% to 10.0% at December 31, 2009, depending on policy form, issue year and policy duration. Anticipated interest rates for DI vary by plan and were 7.5% and 6.0% at policy issue grading to 5.0% over five years and 4.5% over 20 years, respectively. Anticipated interest rates for LTC policy reserves can vary by plan and year and ranged from 5.8% to 9.4% at December 31, 2009.

Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as reinsurance recoverables.

SOURCES OF REVENUE
RiverSource Life's principal sources of revenue include premium revenues, net investment income and policy and contract charges.

Premium Revenues
Premium revenues include premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature. Premiums on traditional life, DI and LTC insurance are net of reinsurance ceded and are recognized as revenue when due.

Net Investment Income
Net investment income primarily includes interest income on fixed maturity securities classified as Available-for-Sale, commercial mortgage loans and policy loans, other investments and cash and cash equivalents; the changes in fair value of trading securities and certain derivatives; and the pro-rata share of net income or loss on equity method investments. Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale and commercial mortgage loans so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term.

Policy and Contract Charges
Policy and contract charges include mortality and expense risk fees and certain charges assessed on annuities and fixed and variable universal life insurance, such as cost of insurance, net of reinsurance premiums for universal life insurance products, and administrative and surrender charges. Mortality and expense risk fees include risk, management and administration fees, which are generated directly and indirectly from RiverSource Life's separate account assets. Cost of insurance charges on fixed and variable universal life insurance and contract charges and surrender charges on annuities and universal and variable universal life insurance are recognized as revenue when collected.

Net Realized Investment Gains (Losses)
Realized gains and losses on the sale of securities are recognized using the specific identification method, on a trade date basis, and charges for investments determined to be other-than-temporarily impaired and related to credit losses.

OTHER INSURANCE AND OPERATING EXPENSES
Other insurance and operating expenses primarily include expenses allocated to RiverSource Life from its parent, Ameriprise Financial, for RiverSource Life's share of compensation, professional and consultant fees and expenses associated with information technology and communications, facilities and equipment, advertising and promotion and legal and regulatory costs.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

INCOME TAXES
As a result of the Separation of Ameriprise Financial from American Express, RiverSource Life will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010. RiverSource Life's provision for income taxes represents the net amount of income taxes that it expects to pay or to receive from various taxing jurisdictions in connection with its operations. RiverSource Life provides for income taxes based on amounts that it believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the consolidated financial statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes. Among RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes.

RiverSource Life is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies.

3. RECENT ACCOUNTING PRONOUNCEMENTS

ADOPTION OF NEW ACCOUNTING STANDARDS

Accounting and Reporting for Decreases in Ownership of a Subsidiary
In January 2010, the Financial Accounting Standards Board ("FASB") updated the accounting standards to clarify the accounting and disclosure requirements for changes in the ownership percentage of a subsidiary. The additional disclosures primarily relate to instances when a subsidiary is deconsolidated or a group of assets is derecognized. The additional disclosures primarily relate to fair value considerations, the parent's involvement with the deconsolidated entity and related party considerations. The standard is effective for the first interim or annual reporting period ending after December 15, 2009. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have any effect on RiverSource Life's consolidated financial condition and results of operations.

Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)
In September 2009, the FASB updated the accounting standards to allow for net asset value ("NAV") to be used as a practical expedient in estimating the fair value of alternative investments without readily determinable fair values. The standard also requires additional disclosure by major category of investment related to restrictions on the investor's ability to redeem the investment as of the measurement date, unfunded commitments and the investment strategies of the investees. The disclosures are required for all investments within the scope of the standard regardless of whether the fair value of the investment is measured using the NAV or another method. The standard is effective for interim and annual periods ending after December 15, 2009, with early adoption permitted. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

Measuring Liabilities at Fair Value
In August 2009, the FASB updated the accounting standards to provide additional guidance on estimating the fair value of a liability. The standard is effective for the first reporting period, including interim periods, beginning after issuance. RiverSource Life adopted the standard in the fourth quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

The Hierarchy of GAAP
In June 2009, the FASB established the FASB Accounting Standards Codification(TM) ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with GAAP. The Codification supersedes existing nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Subsequent Events
In May 2009, the FASB updated the accounting standards on the recognition and disclosure of subsequent events. The standard also requires the disclosure of the date through which subsequent events were evaluated. The standard is effective for interim and annual reporting periods ending after June 15, 2009, and shall be applied prospectively. RiverSource Life adopted the standard in the second quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

Fair Value
In April 2009, the FASB updated the accounting standards to provide guidance on estimating the fair value of a financial asset or liability when the trade volume and level of activity for the asset or liability have significantly decreased relative to historical levels. The standard requires entities to disclose the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, debt and equity securities as defined by GAAP shall be disclosed by major category. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009, and is to be applied prospectively. RiverSource Life early adopted the standard in the first quarter of 2009. The adoption did not have a material effect on RiverSource Life's consolidated financial condition and results of operations.

In September 2006, the FASB updated the accounting standards to define fair value, establish a framework for measuring fair value and expand disclosures about fair value measurements. RiverSource Life adopted the standard effective January 1, 2008 and recorded a cumulative effect reduction to the opening balance of retained earnings of $30 million, net of DAC and DSIC amortization and income taxes. This reduction to retained earnings was related to adjusting the fair value of certain derivatives RiverSource Life uses to hedge its exposure to market risk related to certain variable annuity riders. Prior to January 1, 2008, RiverSource Life recorded these derivatives in accordance with accounting guidance for derivative contracts held for trading purposes and contracts involved in energy trading and risk management activities. The new standard nullifies the previous guidance and requires these derivatives to be marked to the price RiverSource Life would receive to sell the derivatives to a market participant (an exit price). The adoption of the standard also resulted in adjustments to the fair value of RiverSource Life's embedded derivative liabilities associated with certain variable annuity riders. Since there is no market for these liabilities, RiverSource Life considered the assumptions participants in a hypothetical market would make to determine an exit price. As a result, RiverSource Life adjusted the valuation of these liabilities by updating certain policyholder assumptions, adding explicit margins to provide for profit, risk, and expenses, and adjusting the rate used to discount expected cash flows to reflect a current market estimate of RiverSource Life's risk of nonperformance specific to these liabilities. These adjustments resulted in an adoption impact of a $4 million increase in earnings, net of DAC and DSIC amortization and income taxes, at January 1, 2008. The nonperformance risk component of the adjustment is specific to the risk of RiverSource Life not fulfilling these liabilities. As RiverSource Life's estimate of this credit spread widens or tightens, the liability will decrease or increase.

Recognition and Presentation of Other-Than-Temporary Impairments
In April 2009, the FASB updated the accounting standards for the recognition and presentation of other-than-temporary impairments. The standard amends existing guidance on other-than-temporary impairments for debt securities and requires that the credit portion of other-than-temporary impairments be recorded in earnings and the noncredit portion of losses be recorded in other comprehensive income (loss) when the entity does not intend to sell the security and it is more likely than not that the entity will not be required to sell the security prior to recovery of its cost basis. The standard requires separate presentation of both the credit and noncredit portions of other-than-temporary impairments on the financial statements and additional disclosures. This standard is effective for interim and annual reporting periods ending after June 15, 2009, with early adoption permitted for periods ending after March 15, 2009. At the date of adoption, the portion of previously recognized other-than-temporary impairments that represent the noncredit related loss component shall be recognized as a cumulative effect of adoption with an adjustment to the opening balance of retained earnings with a corresponding adjustment to accumulated other comprehensive income (loss). RiverSource Life adopted the standard in the first quarter of 2009 and recorded a cumulative effect increase to the opening balance of retained earnings of $38 million, net of DAC and DSIC amortization, certain benefit reserves and income taxes, and a corresponding increase to accumulated other comprehensive loss, net of impacts to DAC and DSIC amortization, certain benefit reserves and income taxes. See Note 4 for RiverSource Life's required disclosures.

Disclosures about Derivative Instruments and Hedging Activities
In March 2008, the FASB updated the accounting standards for disclosures about derivative instruments and hedging activities. The standard intends to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures about their impact on an entity's financial position, financial performance, and cash flows. The standard requires disclosures regarding the objectives for using derivative instruments, the fair value of derivative instruments and their related gains and losses, and the accounting for derivatives and related hedged items. The standard is effective for fiscal years and

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

interim periods beginning after November 15, 2008, with early adoption permitted. RiverSource Life applied the new disclosure requirements in the first quarter of 2009. See Note 15 for the required disclosures.

Noncontrolling Interests in Consolidated Financial Statements
In December 2007, the FASB updated the accounting standards for noncontrolling interests in consolidated financial statements to establish the accounting and reporting for ownership interest in subsidiaries not attributable, directly or indirectly, to a parent. The standard requires noncontrolling (minority) interests to be classified as equity (instead of as a liability) within the Consolidated Balance Sheets, and net income (loss) attributable to both the parent and the noncontrolling interests to be disclosed on the face of the Consolidated Statements of Income. The standard is effective for fiscal years beginning after December 15, 2008, and interim periods within those years with early adoption prohibited. The provisions of the standard are to be applied prospectively, except for the presentation and disclosure requirements which are to be applied retrospectively to all periods presented. RiverSource Life adopted the new standard as of January 1, 2009 and there was no impact on its consolidated financial condition and results of operations.

Uncertainty in Income Taxes
In June 2006, the FASB updated the accounting standards related to uncertainty in income taxes. The standard prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The standard also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. RiverSource Life adopted the standard as of January 1, 2007. The effect of adopting the standard on RiverSource Life's consolidated financial condition and results of operations was not material.

DAC Costs in Connection With Modifications or Exchanges of Insurance Contracts In September 2005, the accounting standards related to DAC in connection with modifications or exchanges of insurance contracts were updated. The standard provides clarifying guidance on accounting for DAC associated with an insurance or annuity contract that is significantly modified or is internally replaced with another contract. Prior to adoption, RiverSource Life accounted for many of these transactions as contract continuations and continued amortizing existing DAC against revenue for the new or modified contract. Effective January 1, 2007, RiverSource Life adopted the standard resulting in these transactions being prospectively accounted for as contract terminations. Consistent with this, RiverSource Life now anticipates these transactions in establishing amortization periods and other valuation assumptions. As a result of adopting the standard, RiverSource Life recorded as a cumulative change in accounting principle $206 million, reducing DAC by $204 million, DSIC by $11 million and liabilities for future policy benefits by $9 million. The after-tax decrease to retained earnings for these changes was $134 million.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

Fair Value
In January 2010, the FASB updated the accounting standards related to disclosure about fair value measurements. The standard expands the current disclosure requirements to include additional detail about significant transfers between Levels 1 and 2 within the fair value hierarchy and presenting activity in the rollforward of Level 3 activity on a gross basis. The standard also clarifies existing disclosure requirements related to the level of disaggregation to be used for assets and liabilities as well as disclosures about the inputs and valuation techniques used to measure fair value. The standard is effective for interim and annual reporting periods beginning after December 15, 2009, except for the disclosure requirements related to the Level 3 rollforward, which are effective for interim and annual periods beginning after December 15, 2010. RiverSource Life will adopt the standard in the first quarter of 2010 except for the additional disclosures related to the Level 3 rollforward, which RiverSource Life will adopt in the first quarter of 2011. The adoption of the standard will not impact RiverSource Life's consolidated financial condition and results of operations.

Consolidation of Variable Interest Entities
In June 2009, the FASB updated the accounting standards related to the consolidation of variable interest entities. The standard amends current consolidation guidance and requires additional disclosures about an enterprise's involvement in VIEs. The standard is effective for interim and annual reporting periods beginning after November 15, 2009, with early adoption prohibited. RiverSource Life does not expect the adoption to have a material effect on its consolidated financial condition and results of operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

4. INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

                                                                          DECEMBER 31, 2009
                                                --------------------------------------------------------------------
                                                                  GROSS         GROSS
                                                  AMORTIZED    UNREALIZED    UNREALIZED       FAIR       NON-CREDIT
DESCRIPTION OF SECURITIES (IN MILLIONS)             COST          GAINS        LOSSES         VALUE        OTTI(1)
--------------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                          $14,245       $  855         $(106)       $14,994        $  1
Residential mortgage backed securities               5,249          185          (238)         5,196         (41)
Commercial mortgage backed securities                3,874          182           (16)         4,040          --
Asset backed securities                                877           32           (29)           880          --
State and municipal obligations                        647           12           (46)           613          --
U.S. government and agencies obligations               152            7            (1)           158          --
Foreign government bonds and obligations                94           14            (1)           107          --
Other structured investments                             4            7            --             11           7
--------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                            25,142        1,294          (437)        25,999         (33)
Common and preferred stocks                             30           --            (7)            23          --
--------------------------------------------------------------------------------------------------------------------
  Total                                            $25,172       $1,294         $(444)       $26,022        $(33)
====================================================================================================================



(1) Represents the amount of other-than-temporary impairment losses in Accumulated Other Comprehensive Income, which starting January 1, 2009, were not included in earnings. Amount includes unrealized gains and losses on impaired securities subsequent to the impairment date. These amounts are included in gross unrealized gains and losses at December 31, 2009.

                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
                                                                         GROSS         GROSS
                                                         AMORTIZED    UNREALIZED    UNREALIZED       FAIR
DESCRIPTION OF SECURITIES (IN MILLIONS)                    COST          GAINS        LOSSES         VALUE
-------------------------------------------------------------------------------------------------------------
Fixed maturities:
Corporate debt securities                                 $12,030        $ 86         $(1,123)      $10,993
Residential mortgage backed securities                      3,697          59            (220)        3,536
Commercial mortgage backed securities                       2,582          35            (174)        2,443
Asset backed securities                                       682           4             (60)          626
State and municipal obligations                               164           1             (20)          145
U.S. government and agencies obligations                      200          11              --           211
Foreign government bonds and obligations                       95          16              (4)          107
Other structured investments                                    2           7              --             9
-------------------------------------------------------------------------------------------------------------
  Total fixed maturities                                   19,452         219          (1,601)       18,070
Common and preferred stocks                                    30          --             (14)           16
-------------------------------------------------------------------------------------------------------------
  Total                                                   $19,482        $219         $(1,615)      $18,086
=============================================================================================================



At December 31, 2009 and 2008, fixed maturity securities comprised approximately 88% and 82%, respectively, of RiverSource Life's total investments. These securities were rated by Moody's Investors Service ("Moody's"), Standard & Poor's Ratings Services ("S&P") and Fitch Ratings Ltd. ("Fitch"), except for approximately $1.1 billion of securities at both December 31, 2009 and 2008, which were rated by RiverSource Investments, LLC's internal analysts using criteria similar to Moody's, S&P and Fitch. Ratings on fixed maturity securities are presented using the median of ratings from Moody's, S&P and Fitch. If only two of the ratings are available, the lower rating is used. A summary of fixed maturity securities by rating was as follows:

                                                    DECEMBER 31, 2009                         DECEMBER 31, 2008
                                        ----------------------------------------------------------------------------------
                                                                     PERCENT OF                                PERCENT OF
RATINGS (IN MILLIONS, EXCEPT              AMORTIZED       FAIR       TOTAL FAIR     AMORTIZED       FAIR       TOTAL FAIR
PERCENTAGES)                                COST          VALUE         VALUE         COST          VALUE         VALUE
--------------------------------------------------------------------------------------------------------------------------
AAA                                        $ 9,194       $ 9,520          37%        $ 7,038       $ 6,779          38%
AA                                           1,081         1,084           4           1,071         1,017           6
A                                            4,182         4,326          17           4,132         3,883          21
BBB                                          9,276         9,826          38           5,901         5,388          30
Below investment grade                       1,409         1,243           4           1,310         1,003           5
--------------------------------------------------------------------------------------------------------------------------
  Total fixed maturities                   $25,142       $25,999         100%        $19,452       $18,070         100%
==========================================================================================================================



At December 31, 2009 and 2008, approximately 19% and 44%, respectively, of the securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. No holdings of any other issuer were greater than 10% of shareholder's equity.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide information about Available-for-Sale securities with gross unrealized losses and the length of time that individual securities have been in a continuous unrealized loss position:


                                                                DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 133         $1,088         $(18)          165         $1,313         $ (88)         298
Residential mortgage
  backed securities           43          1,184          (34)           68            363          (204)         111
Commercial mortgage
  backed securities           33            353           (4)           26            297           (12)          59
Asset backed
  securities                   7             70           (1)           18             87           (28)          25
State and municipal
  obligations                 32            232           (9)            2             99           (37)          34
U.S. government and
  agencies
  obligations                  2             89           (1)           --             --            --            2
Foreign government
  bonds and
  obligations                 --             --           --             2              4            (1)           2
Other structured
  investments                 --             --           --             2             --            --            2
Common and preferred
  stock                       --             --           --             2             23            (7)           2
------------------------------------------------------------------------------------------------------------------------
  Total                      250         $3,016         $(67)          285         $2,186         $(377)         535
========================================================================================================================

                             DECEMBER 31, 2009
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $2,401         $(106)
Residential mortgage
  backed securities         1,547          (238)
Commercial mortgage
  backed securities           650           (16)
Asset backed
  securities                  157           (29)
State and municipal
  obligations                 331           (46)
U.S. government and
  agencies
  obligations                  89            (1)
Foreign government
  bonds and
  obligations                   4            (1)
Other structured
  investments                  --            --
Common and preferred
  stock                        23            (7)
--------------------------------------------------
  Total                    $5,202         $(444)
==================================================





                                                                DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    ------------------------------------------------------------------------------------------------
NUMBER OF SECURITIES)              LESS THAN 12 MONTHS                        12 MONTHS OR MORE                 TOTAL
------------------------------------------------------------------------------------------------------------------------
DESCRIPTION OF            NUMBER OF       FAIR       UNREALIZED     NUMBER OF       FAIR       UNREALIZED     NUMBER OF
SECURITIES               SECURITIES       VALUE        LOSSES      SECURITIES       VALUE        LOSSES      SECURITIES
------------------------------------------------------------------------------------------------------------------------
Corporate debt
  securities                 312         $5,086         $(372)         221         $3,309        $  (751)        533
Residential mortgage
  backed securities           34            305           (85)          52            466           (135)         86
Commercial mortgage
  backed securities           26            387           (23)          54            867           (151)         80
Asset backed
  securities                  17            187           (31)          15            124            (29)         32
State and municipal
  obligations                  2             17            (1)           2             78            (19)          4
U.S. government and
  agencies
  obligations                 --             --            --            1             11             --           1
Foreign government
  bonds and
  obligations                  7             20            (4)          --             --             --           7
Other structured
  investments                 --             --            --            2             --             --           2
Common and preferred
  stock                       --             --            --            2             16            (14)          2
------------------------------------------------------------------------------------------------------------------------
  Total                      398         $6,002         $(516)         349         $4,871        $(1,099)        747
========================================================================================================================

                             DECEMBER 31, 2008
(IN MILLIONS, EXCEPT    --------------------------
NUMBER OF SECURITIES)              TOTAL
--------------------------------------------------
DESCRIPTION OF              FAIR       UNREALIZED
SECURITIES                  VALUE        LOSSES
--------------------------------------------------
Corporate debt
  securities               $ 8,395       $(1,123)
Residential mortgage
  backed securities            771          (220)
Commercial mortgage
  backed securities          1,254          (174)
Asset backed
  securities                   311           (60)
State and municipal
  obligations                   95           (20)
U.S. government and
  agencies
  obligations                   11            --
Foreign government
  bonds and
  obligations                   20            (4)
Other structured
  investments                   --            --
Common and preferred
  stock                         16           (14)
--------------------------------------------------
  Total                    $10,873       $(1,615)
==================================================



As part of RiverSource Life's ongoing monitoring process, management determined that a majority of the gross unrealized losses on its Available-for-Sale securities are attributable to changes in credit spreads across sectors. The primary driver of lower unrealized losses in 2009 compared to 2008 was the tightening of credit spreads across sectors, partially offset by higher interest rates. In addition, a portion of the decrease in unrealized losses was offset by an increase due to the adoption of a new accounting standard effective January 1, 2009. RiverSource Life recorded a cumulative effect increase to the amortized cost of previously other-than-temporarily impaired investments that increased the gross unrealized losses on Available-for-Sale securities by $64 million. This impact is due to the impairment of Available-for-Sale securities recognized in other comprehensive income (loss) previously recognized through earnings for factors other than credit.

The following table presents a rollforward of the cumulative amounts recognized in the Consolidated Statements of Income for other-than-temporary impairments related to credit losses on securities for which a portion of the securities' total other-than-temporary impairments was recognized in other comprehensive income (loss):

                                                                                    (IN
                                                                                 MILLIONS)
-------------------------------------------------------------------------------------------
Beginning balance of credit losses on securities held for which a portion of other-than-temporary impairment was recognized in other comprehensive
  income                                                                           $102
Additional amount related to credit losses for which an other-than-temporary
  impairment was not previously recognized                                            7
Reductions for securities sold during the period (realized)                         (58)
Additional increases to the amount related to credit losses for which an
  other-than-temporary impairment was previously recognized                          31
-------------------------------------------------------------------------------------------
Ending balance of credit losses on securities held as of December 31, 2009 for which a portion of other-than-temporary impairment was recognized in
  other comprehensive income                                                       $ 82
===========================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The change in net unrealized securities gains (losses) in other comprehensive income (loss) includes three components, net of tax: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities; and (iii) other items primarily consisting of adjustments in asset and liability balances, such as DAC, DSIC, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates. As a result of the adoption of a new accounting standard effective January 1, 2009, net unrealized investment gains (losses) arising during the period also includes other-than-temporary impairment losses on Available-for-Sale securities related to factors other than credit that were recognized in other comprehensive income (loss) during the period. Additionally, reclassification of (gains) losses included in net income contains noncredit other-than-temporary impairment losses that were previously unrealized, but have been recognized in current period net income due to their reclassification as credit losses.

The following table presents a rollforward of the net unrealized securities gains (losses) on Available-for-Sale securities included in accumulated other comprehensive income (loss):

                                                                                         ACCUMULATED
                                                                                            OTHER
                                                                                         COMPREHEN-
                                                                                         SIVE INCOME
                                                                                           (LOSS)
                                                                                         RELATED TO
                                                                 NET                         NET
                                                             UNREALIZED                  UNREALIZED
                                                             INVESTMENT                  INVESTMENT
                                                                GAINS       DEFERRED        GAINS
(IN MILLIONS)                                                 (LOSSES)     INCOME TAX     (LOSSES)
----------------------------------------------------------------------------------------------------
Balance at January 1, 2007                                     $  (258)       $  90        $  (168)
  Net unrealized investment gains arising during the
     period                                                        103          (36)            67
  Reclassification of gains included in net income                 (39)          14            (25)
  Impact on DAC, DSIC and benefit reserves                          15           (5)            10
----------------------------------------------------------------------------------------------------
Balance at December 31, 2007                                   $  (179)       $  63        $  (116)
  Net unrealized investment losses arising during the
     period                                                     (1,598)         559         (1,039)
  Reclassification of losses included in net income                431         (151)           280
  Impact on DAC, DSIC and benefit reserves                         303         (106)           197
----------------------------------------------------------------------------------------------------
Balance at December 31, 2008                                   $(1,043)       $ 365        $  (678)
  Cumulative effect of accounting change                           (58)(1)       20            (38)
  Net unrealized investment gains arising during the
     period                                                      2,378         (832)         1,546
  Reclassification of gains included in net income                 (73)          26            (47)
  Impact on DAC, DSIC, benefit reserves and reinsurance
     recoverables                                                 (566)         199           (367)
----------------------------------------------------------------------------------------------------
Balance at December 31, 2009                                   $   638        $(222)       $   416(2)
====================================================================================================



(1) Amount represents the cumulative effect of adopting a new accounting standard on January 1, 2009, net of DAC and DSIC amortization and certain benefit reserves. See Note 3 for additional information on the adoption impact.

(2) At December 31, 2009, Accumulated Other Comprehensive Income Related to Net Unrealized Investment Gains included $(16) million of noncredit related impairments on securities and net unrealized securities losses on previously impaired securities.

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in net realized investment gains (losses) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Gross realized investment gains from sales                         $185          $  13         $ 64
Gross realized investment losses from sales                         (50)            (6)         (20)
Other-than-temporary impairments related to credit                  (62)          (440)          (4)


The $62 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2009 were related to credit losses on non-agency residential mortgage backed securities and corporate debt securities in the gaming industry and banking and finance industries. The $440 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2008 primarily to credit losses on non-agency residential mortgage backed securities, corporate debt securities primarily in the financial services industry and asset backed and other securities. The $4 million of other-than-temporary impairments recognized in net realized investment gains (losses) in 2007 related to corporate debt securities in the publishing and home building industries.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Available-for-Sale securities by contractual maturity at December 31, 2009 were as follows:

                                                                         AMORTIZED
(IN MILLIONS)                                                              COST       FAIR VALUE
-------------------------------------------------------------------------------------------------
Due within one year                                                       $   738       $   751
Due after one year through five years                                       6,638         6,862
Due after five years through 10 years                                       4,786         5,062
Due after 10 years                                                          2,976         3,197
-------------------------------------------------------------------------------------------------
                                                                           15,138        15,872
-------------------------------------------------------------------------------------------------
Residential mortgage backed securities                                      5,249         5,196
Commercial mortgage backed securities                                       3,874         4,040
Asset backed securities                                                       877           880
Other structured investments                                                    4            11
Common and preferred stocks                                                    30            23
-------------------------------------------------------------------------------------------------
  Total                                                                   $25,172       $26,022
=================================================================================================



Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities, asset backed securities and other structured investments are not due at a single maturity date. As such, these securities, as well as common and preferred stocks, were not included in the maturities distribution.

At December 31, 2009 and 2008, bonds carried at $7 million and $6 million, respectively, were on deposit with various states as required by law.

Commercial Mortgage Loans, Net
The following is a summary of commercial mortgage loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Commercial mortgage loans                                                 $2,562        $2,754
Less: allowance for loan losses                                              (30)          (17)
-------------------------------------------------------------------------------------------------
Commercial mortgage loans, net                                            $2,532        $2,737
=================================================================================================



Commercial mortgage loans are first mortgages on real estate. RiverSource Life holds the mortgage documents, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreements. Commercial mortgage loan fundings are restricted by state insurance regulatory authorities to 80% or less of the market value of the real estate at the time of origination of the loan.

The balances of and changes in the allowance for loan losses were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                                $17           $16          $ 37
Provision for loan losses                                            14             1           (21)
Foreclosures, write-offs and loan sales                              (1)           --            --
-------------------------------------------------------------------------------------------------------
Balance at December 31                                              $30           $17          $ 16
=======================================================================================================



Concentrations of credit risk of commercial mortgage loans by region were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. region:
  Atlantic                                                $  835          $13         $  880          $ 3
  North Central                                              538           16            629           10
  Pacific                                                    487           13            463           20
  Mountain                                                   296           --            319           10
  South Central                                              248            8            287           --
  New England                                                158           --            176           --
-------------------------------------------------------------------------------------------------------------
                                                           2,562           50          2,754           43
Less: allowance for loan losses                              (30)          --            (17)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,532          $50         $2,737          $43
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
(IN MILLIONS)                                                     2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                        ON-BALANCE      FUNDING     ON-BALANCE      FUNDING
                                                           SHEET      COMMITMENTS      SHEET      COMMITMENTS
-------------------------------------------------------------------------------------------------------------
Commercial mortgage loans by U.S. property type:
  Shopping centers and retail                             $  842          $16         $  869          $23
  Office buildings                                           702            6            777           18
  Industrial buildings                                       468           12            485            2
  Apartments                                                 340           --            383           --
  Hotels and motels                                           61           --             76           --
  Mixed use                                                   46           --             50           --
  Medical buildings                                           28           16             32           --
  Other                                                       75           --             82           --
-------------------------------------------------------------------------------------------------------------
                                                           2,562           50          2,754           43
Less: allowance for loan losses                              (30)          --            (17)          --
-------------------------------------------------------------------------------------------------------------
  Total                                                   $2,532          $50         $2,737          $43
=============================================================================================================



Commitments to fund commercial mortgages were made in the ordinary course of business. The funding commitments at December 31, 2009 and 2008 approximate fair value.

Below Investment Grade Syndicated Bank Loans, Net
The following is a summary of below investment grade syndicated bank loans:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Below investment grade syndicated bank loans                               $228          $260
Less: allowance for loan losses                                             (12)          (12)
-------------------------------------------------------------------------------------------------
Net below investment grade syndicated bank loans                           $216          $248
=================================================================================================



Below investment grade syndicated bank loans, which are included as a component of other investments, represent loans in which a group of lenders provide funds to borrowers. There is usually one originating lender which retains a small percentage and syndicates the remainder.

Trading Securities
Net recognized gains (losses) related to trading securities held at December 31, 2009, 2008 and 2007 were nil, $9 million and $(2) million, respectively.

Sources of Investment Income and Net Realized Investment Gains (Losses) Net investment income is summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Income on fixed maturities                                        $1,371        $1,043        $1,187
Income on commercial mortgage loans                                  160           173           173
Trading securities and other investments                              35            55            82
-------------------------------------------------------------------------------------------------------
                                                                   1,566         1,271         1,442
Less: investment expenses                                            (40)          (19)          (18)
-------------------------------------------------------------------------------------------------------
  Total                                                           $1,526        $1,252        $1,424
=======================================================================================================



Net realized investment gains (losses) are summarized as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Fixed maturities                                                   $ 73          $(433)         $40
Commercial mortgage loans                                           (13)            (1)          --
Trading securities and other investments                             (1)            (8)          --
Reduction in the allowance for loan losses                           --             --           21
-------------------------------------------------------------------------------------------------------
  Total                                                            $ 59          $(442)         $61
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

5. VARIABLE INTEREST ENTITIES

RTA, a subsidiary of RiverSource Life Insurance Company, has variable interests in affordable housing partnerships for which it is not the primary beneficiary and, therefore, does not consolidate.

RTA's maximum exposure to loss as a result of its investment in the affordable housing partnerships is limited to the carrying values. The carrying values are reflected in trading securities and other investments and were $28 million and $54 million as of December 31, 2009 and 2008, respectively. RTA has no obligation to provide further financial or other support to the affordable housing partnerships nor has it provided any additional support to the affordable housing partnerships. RiverSource Life had no liabilities recorded as of December 31, 2009 and 2008 related to the affordable housing partnerships.

6. DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

During the third quarter of 2009, 2008 and 2007, RiverSource Life completed the annual detailed review of valuation assumptions of its products. In addition, during the third quarter of 2008, RiverSource Life converted to a new industry standard valuation system that provides enhanced modeling capabilities.

The total pretax impacts on RiverSource Life's assets and liabilities attributable to the review of valuation assumptions during the third quarter of 2009, 2008 and 2007 and the valuation system conversion during the third quarter of 2008 were as follows:

                                                                                           FUTURE
BALANCE SHEET IMPACT             REINSURANCE                                  OTHER        POLICY         OTHER
DEBIT (CREDIT) (IN MILLIONS)    RECOVERABLES       DAC          DSIC         ASSETS       BENEFITS     LIABILITIES      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
2009 period                         $(65)         $119           $ 9           $--          $ 71           $--          $134
2008 period                           92           (81)           (6)            1            95             5           106
2007 period                           (2)          (16)            3            --           (15)           --           (30)


The total pretax impacts on RiverSource Life's revenues and expenses attributable to the review of the valuation assumptions for the years ended December 31, 2009, 2008 and 2007 and the valuation system conversion for the year ended December 31, 2008 were as follows:

                                                                      BENEFITS,                     OTHER
                                                                       CLAIMS,                    INSURANCE
                                                       POLICY AND    LOSSES AND                      AND
PRETAX                                                  CONTRACT     SETTLEMENT   AMORTIZATION    OPERATING
BENEFIT (CHARGE) (IN MILLIONS)            PREMIUMS       CHARGES      EXPENSES       OF DAC       EXPENSES        TOTAL
--------------------------------------------------------------------------------------------------------------------------
2009 period                                  $--          $(65)         $ 80          $119           $--          $134
2008 period                                    2            95            89           (81)            1           106
2007 period                                   --            (2)          (12)          (16)           --           (30)


The balances of and changes in DAC were as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                              $4,324        $4,334        $4,321
Cumulative effect of accounting change                                --            36          (204)
Capitalization of acquisition costs                                  558           587           699
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (264)         (780)         (454)
Amortization, impact of valuation assumptions review and
valuation system conversion                                          119           (81)          (16)
Impact of change in net unrealized securities losses (gains)        (452)          228           (12)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                            $4,285        $4,324        $4,334
=======================================================================================================



The balances of and changes in DSIC were as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $518          $ 511         $452
Cumulative effect of accounting change                               --              9          (11)
Capitalization of sales inducements costs                            82             87          124
Amortization, excluding impacts of valuation assumptions
review and valuation system conversion                              (19)          (115)         (56)
Amortization, impact of valuation assumptions review and
valuation system conversion                                           9             (6)           3
Impact of change in net unrealized securities losses (gains)        (66)            32           (1)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $524          $ 518         $511
=======================================================================================================



RiverSource Life adopted a new accounting standard on the recognition and presentation of other-than-temporary impairments in the first quarter of 2009. The adoption had no net impact to DAC and DSIC.

Effective January 1, 2008, RiverSource Life adopted a new accounting standard on fair value measurements and recorded as a cumulative change in accounting principle a pretax increase of $36 million and $9 million to DAC and DSIC, respectively. See Note 3 for additional information regarding RiverSource Life's adoption of fair value accounting standards.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Effective January 1, 2007, RiverSource Life adopted a new accounting standard related to DAC in connection with modifications or exchanges of insurance contracts and recorded as a cumulative change in accounting principle a pretax reduction of $204 million and $11 million to DAC and DSIC, respectively.

7. REINSURANCE

Generally, RiverSource Life reinsures 90% of the death benefit liability related to individual fixed and variable universal life and term life insurance products. As a result, RiverSource Life typically retains and is at risk for, at most, 10% of each policy's death benefit from the first dollar of coverage for new sales of these policies, subject to the reinsurers fulfilling their obligations. RiverSource Life began reinsuring risks at this level during 2001 (2002 for RiverSource Life of NY) for term life insurance and 2002 (2003 for RiverSource Life of NY) for individual fixed and variable universal life insurance. Policies issued prior to these dates are not subject to these same reinsurance levels. Generally, the maximum amount of life insurance risk retained by RiverSource Life is $1.5 million (increased from $750,000 during 2008) on a single life and $1.5 million on any flexible premium survivorship life policy. Risk on fixed and variable universal life policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

For existing LTC policies, RiverSource Life (and RiverSource Life of NY for 1996 and later issues) retained 50% of the risk and ceded the remaining 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. ("Genworth").

Generally, RiverSource Life retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states in October 2007 and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. RiverSource Life retains all risk for new claims on DI contracts sold on other policy forms. RiverSource Life also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

In addition, RiverSource Life assumes life insurance and fixed annuity risk under reinsurance arrangements with unaffiliated insurance companies.

At December 31, 2009 and 2008, traditional life and universal life insurance in force aggregated $192.8 billion and $192.3 billion, respectively, of which $131.2 billion and $127.6 billion were reinsured at the respective year ends. Life insurance in force is reported on a statutory basis. RiverSource Life also reinsures a portion of the risks assumed under its DI and LTC policies.

The effect of reinsurance on premiums was as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Direct premiums                                                    $ 721         $ 641         $ 628
Reinsurance ceded                                                   (271)         (203)         (189)
-------------------------------------------------------------------------------------------------------
Net premiums                                                       $ 450         $ 438         $ 439
=======================================================================================================



Policy and contract charges are presented on the Consolidated Statements of Income net of $62 million, $61 million and $57 million of reinsurance ceded for the years ended December 31, 2009, 2008 and 2007, respectively.

Reinsurance recovered from reinsurers was $167 million, $142 million and $126 million for the years ended December 31, 2009, 2008 and 2007, respectively. Reinsurance contracts do not relieve RiverSource Life from its primary obligation to policyholders.

Included in reinsurance recoverables is approximately $1.3 billion and $1.2 billion related to LTC risk ceded to Genworth as of December 31, 2009 and 2008, respectively. Included in future policy benefits is $667 million and $689 million related to assumed reinsurance arrangements as of December 31, 2009 and 2008, respectively.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

8. FUTURE POLICY BENEFITS, POLICY CLAIMS AND OTHER POLICYHOLDERS' FUNDS AND SEPARATE ACCOUNT LIABILITIES

Future policy benefits and policy claims and other policyholders' funds consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Fixed annuities                                                           $16,558       $14,058
Equity indexed annuities accumulated host values                              159           228
Equity indexed annuities embedded derivatives                                   9            16
Variable annuities fixed sub-accounts                                       6,127         5,623
Variable annuity GMWB                                                         204         1,471
Variable annuity GMAB                                                         100           367
Other variable annuity guarantees                                              12            67
-------------------------------------------------------------------------------------------------
  Total annuities                                                          23,169        21,830
VUL/ UL insurance                                                           2,595         2,526
Other life, DI and LTC insurance                                            4,619         4,397
-------------------------------------------------------------------------------------------------
  Total future policy benefits                                             30,383        28,753
Policy claims and other policyholders' funds                                  123           172
-------------------------------------------------------------------------------------------------
  Total future policy benefits and policy claims and other
  policyholders' funds                                                    $30,506       $28,925
=================================================================================================



Separate account liabilities consisted of the following:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Variable annuity variable sub-accounts                                    $48,982       $37,657
VUL insurance variable sub-accounts                                         5,239         4,091
Other insurance variable sub-accounts                                          46            39
-------------------------------------------------------------------------------------------------
  Total separate account liabilities                                      $54,267       $41,787
=================================================================================================



Fixed Annuities
Fixed annuities include both deferred and payout contracts. Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. RiverSource Life generally invests the proceeds from the annuity payments in fixed rate securities. RiverSource Life may hedge the interest rate risks related to fixed annuities with derivative instruments. As of December 31, 2009 and 2008, there were no outstanding derivatives to hedge these risks.

Equity Indexed Annuities
The Index 500 Annuity, RiverSource Life's equity indexed annuity product, is a single premium deferred fixed annuity. The contract is issued with an initial term of seven years and interest earnings are linked to the S&P 500 Index. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. RiverSource Life generally invests the proceeds from the annuity deposits in fixed rate securities and hedges the equity risk with derivative instruments. See Note 15 for additional information regarding RiverSource Life's derivative instruments. In 2007, RiverSource Life discontinued new sales of equity indexed annuities.

Variable Annuities
Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

Most of the variable annuity contracts issued by RiverSource Life contain one or more guaranteed benefits, including GMWB, GMAB, GMDB and GGU provisions. RiverSource Life previously offered contracts with GMIB provisions. See Note 2 and Note 9 for additional information regarding RiverSource Life's variable annuity guarantees. RiverSource Life does not currently hedge its risk under the GGU and GMIB provisions. During the third quarter of 2009, RiverSource Life entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written previously in 2009. The total value of variable annuity contracts with GMWB riders increased from $12.7 billion at December 31, 2008 to $19.2 billion at December 31, 2009. The total value of variable annuity contracts with GMAB riders increased from $2.0 billion at December 31, 2008 to $2.9 billion at December 31, 2009. The total value of variable annuity contracts with GMDB riders increased from $42.2 billion at December 31, 2008 to $53.7 billion at December 31, 2009, of which $5.2 billion have corresponding hedges. See Note 15 for additional information regarding derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

Insurance Liabilities
VUL/UL is the largest group of insurance policies written by RiverSource Life. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for VUL contracts are held in separate accounts where the assets are held for the exclusive benefit of those policyholders. RiverSource Life also offers term and whole life insurance as well as disability products. RiverSource Life no longer offers LTC products but has in force policies from prior years. Insurance liabilities include accumulation values, unpaid reported claims, incurred but not reported claims, and obligations for anticipated future claims.

9. VARIABLE ANNUITY AND INSURANCE GUARANTEES

The majority of the variable annuity contracts offered by RiverSource Life contain GMDB provisions. RiverSource Life also offers variable annuities with death benefit provisions that gross up the amount payable by a certain percentage of contract earnings, which are referred to as GGU benefits. In addition, RiverSource Life offers contracts with GMWB and GMAB provisions. RiverSource Life previously offered contracts containing GMIB provisions. See
Note 2 and Note 8 for additional information regarding the liabilities related to variable annuity guarantees.

The GMDB provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. RiverSource Life has three primary GMDB provisions:

- Return of premium -- provides purchase payments minus adjusted partial surrenders.

- Reset -- provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision is often provided in combination with the return of premium provision. This provision is no longer offered.

- Ratchet -- provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on equity market performance. At issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a "step-up") in the case of favorable market performance.

RiverSource Life has GMWB riders in force with the following provisions:

- withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

- withdrawals at a specified rate per year for the life of the contractholder ("GMWB for life").

- withdrawals at a specified rate per year for joint contractholders while either is alive. Once withdrawals begin, the contractholder's funds are moved to one of three less aggressive asset allocation models (of the five that are available prior to withdrawal).

- withdrawals based on performance of the contract or issue age. On some contracts, credits are applied annually for the first ten years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue can also obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or 80% of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10 year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL contracts offered by RiverSource Life provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table provides information related to variable annuity guarantees for which RiverSource Life has established additional liabilities:

                                                        DECEMBER 31, 2009                            DECEMBER 31, 2008
                                    ---------------------------------------------------------------------------------------
                                                     CONTRACT                      WEIGHTED                      CONTRACT
VARIABLE ANNUITY GUARANTEES BY          TOTAL        VALUE IN          NET          AVERAGE         TOTAL        VALUE IN
BENEFIT TYPE(1)                       CONTRACT       SEPARATE        AMOUNT        ATTAINED       CONTRACT       SEPARATE
(IN MILLIONS, EXCEPT AGE)               VALUE        ACCOUNTS      AT RISK(2)         AGE           VALUE        ACCOUNTS
---------------------------------------------------------------------------------------------------------------------------
GMDB:
  Return of Premium                    $30,938        $28,415        $  974           61           $22,249        $20,153
  Six-Year Reset                        13,886         11,197           926           61            12,719         10,063
  One-Year Ratchet                       7,081          6,400           873           63             5,770          5,061
  Five-Year Ratchet                      1,256          1,171            38           59               951            888
  Other                                    582            542            98           67               471            429
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMDB                      $53,743        $47,725        $2,909           61           $42,160        $36,594
===========================================================================================================================
GGU DEATH BENEFIT                      $   853        $   775        $   70           63           $   699        $   619
GMIB                                   $   628        $   582        $  126           63           $   567        $   511
GMWB:
  GMWB                                 $ 4,196        $ 4,067        $  454           64           $ 3,513        $ 3,409
  GMWB for life                         14,988         14,333           795           63             9,194          8,764
---------------------------------------------------------------------------------------------------------------------------
    Total -- GMWB                      $19,184        $18,400        $1,249           63           $12,707        $12,173
===========================================================================================================================
GMAB                                   $ 2,926        $ 2,853        $  153           56           $ 2,006        $ 1,937
                                         DECEMBER 31, 2008
                                    ---------------------------
                                                     WEIGHTED
VARIABLE ANNUITY GUARANTEES BY           NET          AVERAGE
BENEFIT TYPE(1)                        AMOUNT        ATTAINED
(IN MILLIONS, EXCEPT AGE)            AT RISK(2)         AGE
---------------------------------------------------------------
GMDB:
  Return of Premium                    $ 4,873          61
  Six-Year Reset                         2,802          61
  One-Year Ratchet                       2,163          62
  Five-Year Ratchet                        199          59
  Other                                    192          66
---------------------------------------------------------------
    Total -- GMDB                      $10,229          61
===============================================================
GGU DEATH BENEFIT                      $    65          63
GMIB                                   $   245          63
GMWB:
  GMWB                                 $ 1,312          63
  GMWB for life                          2,704          63
---------------------------------------------------------------
    Total -- GMWB                      $ 4,016          63
===============================================================
GMAB                                   $   608          56


(1) Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

(2) Represents the current guaranteed benefit amount in excess of the current contract value. GMIB, GMWB and GMAB benefits are subject to waiting periods and payment periods specified in the contract.

Changes in additional liabilities were as follows:

(IN MILLIONS)                                    GMDB & GGU       GMIB          GMWB          GMAB           UL
--------------------------------------------------------------------------------------------------------------------
Liability balance at January 1, 2008                $ 24           $ 3         $   136        $  33          $ 4
Incurred claims                                       58            10           1,335          334            6
Paid claims                                          (27)           (1)             --           --           (3)
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2008                55            12           1,471          367            7
Incurred claims                                       12            (5)         (1,267)        (267)           8
Paid claims                                          (61)           (1)             --           --           --
--------------------------------------------------------------------------------------------------------------------
Liability balance at December 31, 2009              $  6           $ 6         $   204        $ 100          $15
====================================================================================================================



The liabilities for guaranteed benefits are supported by general account assets.

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Mutual funds:
  Equity                                                                  $29,379       $21,899
  Bond                                                                     16,537        12,135
  Other                                                                     2,889         3,463
-------------------------------------------------------------------------------------------------
Total mutual funds                                                        $48,805       $37,497
=================================================================================================



No gains or losses were recognized on assets transferred to separate accounts for the periods presented.

10. LINES OF CREDIT

In July 2009, RiverSource Life Insurance Company, as the borrower, entered into a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under the line of credit may not exceed $800 million at any time. The interest rate for any borrowing under the new agreement is established by reference to LIBOR plus 28 basis points. Amounts borrowed may be repaid at any time with no prepayment penalty. As of December 31, 2009, the outstanding balance under this credit line was $300 million which was repaid in full with payments in January and February 2010.

RiverSource Life has available a committed line of credit with Ameriprise Financial aggregating $200 million. The interest rate for any borrowings is established by reference to LIBOR. There were no amounts outstanding on this line of credit at December 31, 2009 and 2008.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

In September 2008, RiverSource Life, as the lender, entered into a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life's statutory admitted assets as of the prior year end. The interest rate for any borrowing is established by reference to LIBOR plus 28 basis points. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of December 31, 2009 and 2008.

RiverSource Life had a collateral loan agreement with Ameriprise Financial aggregating up to $75 million which expired on October 31, 2008.

11. FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

VALUATION HIERARCHY
RiverSource Life categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by RiverSource Life's valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

DETERMINATION OF FAIR VALUE
RiverSource Life uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. RiverSource Life's market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. RiverSource Life's income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, RiverSource Life maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

ASSETS

Cash Equivalents
Cash equivalents include highly liquid investments with original maturities of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. RiverSource Life's remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Available-for-Sale Securities
When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from nationally-recognized pricing services, broker quotes, or other model-based valuation techniques such as the present value of cash flows. Level 1 securities include U.S. Treasuries. Level 2 securities include corporate and municipal bonds, agency mortgage backed securities, commercial mortgage backed securities, asset backed securities and U.S. and foreign government and agency securities. Level 3 securities include corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities.

Through RiverSource Life's own experience transacting in the marketplace and through discussions with its pricing vendors, RiverSource Life believes that the market for non-agency residential mortgage backed securities is inactive. Indicators of inactive markets include: pricing services' reliance on brokers or discounted cash flow analyses to provide prices, an increase in the disparity between prices provided by different pricing services for the same security, unreasonably large bid-offer spreads and a significant decrease in the volume of trades relative to historical levels. In certain cases, this market inactivity has resulted in RiverSource Life applying valuation techniques that rely more on an income approach (discounted cash flows using market rates) than on a market approach (prices from pricing services). RiverSource Life considers market observable yields for other asset classes it considers to be of similar risk which includes nonperformance and liquidity for individual

RiverSource Life Insurance Company
--------------------------------------------------------------------------------


securities to set the discount rate for applying the income approach to certain non-agency residential mortgage backed securities.

Separate Account Assets
The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV represents the exit price for the separate account. Separate account assets are classified as Level 2 as they are traded in principal-to-principal markets with little publicly released pricing information.

Derivatives
The fair value of derivatives that are traded in certain over-the-counter markets are generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include interest rate swaps and options. Derivatives that are valued using pricing models that have significant unobservable inputs are classified as Level 3 measurements. Structured derivatives that are used by RiverSource Life to hedge its exposure to market risk related to certain variable annuity riders are classified as Level 3. RiverSource Life settled these derivatives in the second quarter of 2009 and has not entered into any additional structured derivatives since then.

LIABILITIES

Embedded Derivatives

VARIABLE ANNUITY RIDERS -- GMAB AND GMWB
RiverSource Life values the embedded derivative liability attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value by discounting expected cash flows from benefits plus margins for profit, risk, and expenses less embedded derivative fees. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to contractholder behavior assumptions and margins for risk, profit and expenses that RiverSource Life believes an exit market participant would expect. The fair value of these embedded derivatives also reflects a current estimate of RiverSource Life's nonperformance risk specific to these liabilities. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivative liability attributable to these provisions is recorded in future policy benefits.

EQUITY INDEXED ANNUITIES
RiverSource Life uses various Black-Scholes calculations to determine the fair value of the embedded derivative liability associated with the provisions of its equity indexed annuities. The inputs to these calculations are primarily market observable. As a result, these measurements are classified as Level 2. The embedded derivative liability attributable to the provisions of RiverSource Life's equity indexed annuities is recorded in future policy benefits.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis:

                                                                          DECEMBER 31, 2009
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                            $--         $13,755       $1,239        $14,994
       Residential mortgage backed securities                --           2,424        2,772          5,196
       Commercial mortgage backed securities                 --           3,968           72          4,040
       Asset backed securities                               --             665          215            880
       State and municipal obligations                       --             613           --            613
       U.S. government and agencies obligations              11             147           --            158
       Foreign government bonds and obligations              --             107           --            107
       Other structured investments                          --              --           11             11
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                              11          21,679        4,309         25,999
  Common and preferred stocks                                --              23           --             23
  Trading securities                                         --              36           --             36
  Cash equivalents                                            2             801           --            803
  Other assets                                               --             615           --            615
  Separate account assets                                    --          54,267           --         54,267
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                  $13         $77,421       $4,309        $81,743
=============================================================================================================

Liabilities
  Future policy benefits                                    $--         $     9       $  299        $   308
  Other liabilities                                          --             757           --            757
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                             $--         $   766       $  299        $ 1,065
=============================================================================================================




                                                                          DECEMBER 31, 2008
                                                       ------------------------------------------------------
(IN MILLIONS)                                             LEVEL 1       LEVEL 2       LEVEL 3        TOTAL
-------------------------------------------------------------------------------------------------------------
Assets
  Available-for-Sale securities:
     Fixed maturities:
       Corporate debt securities                           $ --         $ 9,907       $1,086        $10,993
       Residential mortgage backed securities                --           3,016          520          3,536
       Commercial mortgage backed securities                 --           2,440            3          2,443
       Asset backed securities                               --             531           95            626
       State and municipal obligations                       --             145           --            145
       U.S. government and agencies obligations              21             190           --            211
       Foreign government bonds and obligations              --             107           --            107
       Other structured investments                          --              --            9              9
-------------------------------------------------------------------------------------------------------------
     Total Available-for-Sale securities: Fixed
     maturities                                              21          16,336        1,713         18,070
  Common and preferred stocks                                --              16           --             16
  Trading securities                                         70              77           --            147
  Cash equivalents                                          432           2,861           --          3,293
  Other assets                                               --           2,238          200          2,438
  Separate account assets                                    --          41,787           --         41,787
-------------------------------------------------------------------------------------------------------------
Total assets at fair value                                 $523         $63,315       $1,913        $65,751
=============================================================================================================

Liabilities
  Future policy benefits                                   $ --         $    16       $1,832        $ 1,848
  Other liabilities                                          --             645           --            645
-------------------------------------------------------------------------------------------------------------
Total liabilities at fair value                            $ --         $   661       $1,832        $ 2,493
=============================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET       COMPREHEN-   SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2009         INCOME      SIVE INCOME       NET         LEVEL 3        2009
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities             $ 1,086       $   --         $194         $   20         $(61)        $1,239
     Residential mortgage backed
     securities                                520           65          156          2,031           --          2,772
     Commercial mortgage backed
     securities                                  3           --            8             61           --             72
     Asset backed securities                    95            7           10            112           (9)           215
     Other structured investments                9            2           --             --           --             11
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                           1,713           74(1)       368          2,224          (70)(3)      4,309

Other assets                                   200          (37)(2)       --           (163)          --             --
Future policy benefits                      (1,832)       1,611(2)        --            (78)          --           (299)


(1) Represents a $7 million loss included in net realized investment gains (losses) and a $81 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents securities with a fair value of $79 million that were transferred to Level 2 as the fair value of the securities is now obtained from a nationally-recognized pricing service net of a security with a fair value of $9 million that was transferred to Level 3 as the fair value of the security is now based on broker quotes.

                                                              TOTAL GAINS          PURCHASES,
                                                         (LOSSES) INCLUDED IN        SALES,
                                                      --------------------------    ISSUANCES
                                          BALANCE,                      OTHER          AND        TRANSFERS     BALANCE,
                                         JANUARY 1,        NET       COMPREHEN-   SETTLEMENTS,   IN/(OUT) OF  DECEMBER 31,
(IN MILLIONS)                               2008         INCOME       SIVE LOSS        NET         LEVEL 3        2008
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities             $1,271        $   (30)       $(152)        $  (3)        $ --         $ 1,086
     Residential mortgage backed
     securities                               417           (144)        (134)          162          219             520
     Commercial mortgage backed
     securities                                 5             --           --            (2)          --               3
     Asset backed securities                  115              1          (24)            3           --              95
     Other structured investments               2              4            6            (3)          --               9
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                          1,810           (169)(1)     (304)          157          219(3)        1,713

Other assets                                  280            149(2)        --          (229)          --             200
Future policy benefits                       (158)        (1,611)(2)       --           (63)          --          (1,832)
Other liabilities                              --             (9)(2)       --             9           --              --


(1) Represents a $176 million loss included in net realized investment gains (losses) and a $7 million gain included in net investment income in the Consolidated Statements of Income.

(2) Included in benefits, claims, losses and settlement expenses in the Consolidated Statements of Income.

(3) Represents prime non-agency residential mortgage backed securities previously classified as Level 2 for which management believes the market for these prime quality assets is now inactive.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following table presents the changes in unrealized gains (losses) included in net income related to Level 3 assets and liabilities held at December 31 for the year then ended:

                                                          2009                                      2008
                                        ----------------------------------------------------------------------------------
                                                           NET        BENEFITS,                      NET        BENEFITS,
                                                        REALIZED       CLAIMS,                    REALIZED       CLAIMS,
                                             NET       INVESTMENT    LOSSES AND        NET       INVESTMENT    LOSSES AND
                                         INVESTMENT       GAINS      SETTLEMENT    INVESTMENT       GAINS      SETTLEMENT
(IN MILLIONS)                              INCOME       (LOSSES)      EXPENSES       INCOME       (LOSSES)      EXPENSES
--------------------------------------------------------------------------------------------------------------------------
Available-for-Sale securities:
  Fixed maturities
     Corporate debt securities               $--          $ --         $   --          $--          $ (29)       $    --
     Residential mortgage backed
     securities                               80           (31)            --            2           (146)            --
     Asset backed securities                   1            --             --            1             --             --
--------------------------------------------------------------------------------------------------------------------------
Total Available-for-Sale securities:
  Fixed maturities                            81           (31)            --            3           (175)            --

Other assets                                  --            --             --           --             --            126
Future policy benefits                        --            --          1,582           --             --         (1,608)


During the reporting period, there were no material assets or liabilities measured at fair value on a nonrecurring basis.

The following table provides the carrying value and the estimated fair value of financial instruments that are not reported at fair value. All other financial instruments that are reported at fair value have been included above in the table with balances of assets and liabilities measured at fair value on a recurring basis.

                                                                            DECEMBER 31,
                                                       ------------------------------------------------------
                                                                  2009                        2008
-------------------------------------------------------------------------------------------------------------
                                                         CARRYING        FAIR        CARRYING        FAIR
(IN MILLIONS)                                              VALUE         VALUE         VALUE         VALUE
-------------------------------------------------------------------------------------------------------------
FINANCIAL ASSETS
  Commercial mortgage loans, net                          $ 2,532       $ 2,519       $ 2,737       $ 2,506
  Policy loans                                                715           790           722           779
  Other investments                                           226           245           248           202
  Restricted cash                                             184           184            --            --

FINANCIAL LIABILITIES
  Future policy benefits                                  $15,540       $15,657       $13,116       $12,418
  Separate account liabilities                                406           406           386           386
  Line of credit with Ameriprise Financial                    300           300            --            --


Commercial mortgage loans, net
The fair value of commercial mortgage loans, except those with significant credit deterioration, is determined by discounting contractual cash flows using discount rates that reflect current pricing for loans with similar remaining maturities and characteristics including loan-to-value ratio, occupancy rate, refinance risk, debt-service coverage, location, and property condition. For commercial mortgage loans with significant credit deterioration, fair value is determined using the same adjustments as above with an additional adjustment for RiverSource Life's estimate of the amount recoverable on the loan.

Policy loans
The fair value of policy loans is determined using discounted cash flows.

Other investments
Other investments primarily consist of syndicated loans. The fair value of syndicated loans is obtained from a nationally-recognized pricing service.

Restricted Cash
Restricted cash is generally set aside for specific business transactions and restrictions are specific to RiverSource Life and does not transfer to third party market participants, therefore, the carrying value amount is a reasonable estimate of fair value.

Future policy benefits
The fair value of fixed annuities, in deferral status, is determined by discounting cash flows using a risk neutral discount rate with adjustments for profit margin, expense margin, early policy surrender behavior, a provision for adverse deviation from estimated early policy surrender behavior and RiverSource Life's nonperformance risk specific to these liabilities. The fair value of other liabilities including non-life contingent fixed annuities in payout status, equity indexed annuity host contracts

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

and the fixed portion of a small number of variable annuity contracts classified as investment contracts is determined in a similar manner.

Separate account liabilities
Certain separate account liabilities are classified as investment contracts and are carried at an amount equal to the related separate account assets. Carrying value is a reasonable estimate of the fair value as it represents the exit value as evidenced by withdrawal transactions between contractholders and RiverSource Life. A nonperformance adjustment is not included as the related separate account assets act as collateral for these liabilities and minimize nonperformance risk.

Line of credit with Ameriprise Financial
The fair value of the line of credit is determined by discounting cash flows with an adjustment for RiverSource Life's nonperformance risk specific to this liability. Due to the short-term nature of the line of credit, the carrying value is an approximation of the fair value.

12. RELATED PARTY TRANSACTIONS

RiverSource Investments, LLC is the investment manager for the proprietary mutual funds used as investment options by RiverSource Life's variable annuity contractholders and variable life insurance policyholders. RiverSource Life provides all fund management services, other than investment management, and is compensated for the administrative services it provides. For the years ended December 31, 2009, 2008 and 2007, RiverSource Life received $87 million, $101 million and $97 million, respectively, from RiverSource Investments, LLC for these services.

RiverSource Life participates in the Ameriprise Financial Retirement Plan which covers all permanent employees age 21 and over who have met certain employment requirements. RiverSource Life contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). RiverSource Life's share of the total net periodic pension cost was $2 million in 2009, and $1 million in both 2008 and 2007.

RiverSource Life participates in the Ameriprise Financial 2005 Incentive Compensation Plan. Employees, directors and independent contractors are eligible to receive incentive awards including stock options, restricted stock awards, restricted stock units, performance shares and similar awards designed to comply with the applicable federal regulations and laws of jurisdiction. The expense for incentive awards was $3 million in 2009, 2008 and 2007.

RiverSource Life also participates in the defined contribution pension plans of Ameriprise Financial which cover all employees who have met certain employment requirements. RiverSource Life contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations were $2 million, nil and $3 million in 2009, 2008 and 2007, respectively.

RiverSource Life participates in the defined benefit health care plans of Ameriprise Financial that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of Ameriprise Financial. Ameriprise Financial expenses these benefits and allocates the expenses to its subsidiaries. The cost of these plans charged to operations in 2009, 2008 and 2007 was nil, $1 million and $2 million, respectively.

Charges by Ameriprise Financial and affiliated companies to RiverSource Life for use of joint facilities, technology support, marketing services and other services aggregated $580 million, $673 million and $909 million for 2009, 2008 and 2007, respectively. Certain of these costs are included in DAC. Expenses allocated to RiverSource Life may not be reflective of expenses that would have been incurred by RiverSource Life on a stand-alone basis.

Dividends paid and received were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Cash dividends paid to Ameriprise Financial                         $--          $775          $900
Cash dividends paid to RiverSource Life Insurance Company
from RiverSource Life of NY                                          --            77            83
Cash dividend paid to RiverSource Life Insurance Company from
RTA                                                                  22            --            --
Non-cash dividend paid to Ameriprise Financial from RTA              --           118            --


Notifications to state insurance regulators were made in advance of payments of dividends for amounts in excess of statutorily defined thresholds. See Note 13 for additional information.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

During 2008, RiverSource Life received a non-cash capital contribution of $83 million comprised of below investment grade syndicated bank loans from Ameriprise Financial. In addition, RiverSource Life Insurance Company received a $239 million contribution from Ameriprise Financial, consisting of all the issued and outstanding shares of RTA.

During 2009, RiverSource Life Insurance Company received a non-cash capital contribution of $131 million comprised of two buildings and the related land from Ameriprise Financial. As part of the transaction, RiverSource Life Insurance Company entered into an agreement to lease the buildings to Ameriprise Financial. In addition, RiverSource Life Insurance Company received a non-cash capital contribution of $200 million consisting of a reduction of the outstanding balance due to Ameriprise Financial under a line of credit. See Note 10 for more information on RiverSource Life's lines of credit.

There were no amounts included in other liabilities at December 31, 2009 and 2008 payable to Ameriprise Financial for federal income taxes.

During 2009, RiverSource Life sold corporate bonds of $27 million to Ameriprise Financial and recognized a gain of $9 million.

13. STATUTORY CAPITAL AND SURPLUS

State insurance statutes contain limitations as to the amount of dividends or distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, dividends or distributions in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company's primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company's statutory unassigned surplus aggregated $433 million and $173 million as of December 31, 2009 and 2008, respectively.

In addition, dividends or distributions, whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year's statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as "extraordinary dividends." Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval.

Statutory net gain from operations and net income for the years ended December 31 and capital and surplus as of December 31 are summarized as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
                                                                (unaudited)
Statutory net gain (loss) from operations(1)                      $1,793        $(1,184)      $  523
Statutory net income (loss)(1)                                     1,887         (1,407)         555
Statutory capital and surplus                                      3,371          2,529        2,820


(1) An increase in statutory reserves for variable annuity guaranteed benefits contributed significantly to the loss in 2008, but was substantially offset by unrealized gains on derivatives which are not included in the statutory income statement, but recorded directly to surplus. These impacts were substantially reversed in 2009.

14. INCOME TAXES

RiverSource Life qualifies as a life insurance company for federal income tax purposes. As such, RiverSource Life is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The components of income tax provision (benefit) were as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Current income tax:
  Federal                                                          $325          $  42         $(30)
  State                                                               1              3           --
-------------------------------------------------------------------------------------------------------
     Total current income tax                                       326             45          (30)
Deferred income tax
  Federal                                                           (80)          (236)          83
  State                                                              (1)             2           --
-------------------------------------------------------------------------------------------------------
     Total deferred income tax                                      (81)          (234)          83
-------------------------------------------------------------------------------------------------------
Total income tax provision (benefit)                               $245          $(189)        $ 53
=======================================================================================================


RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The principal reasons that the aggregate income tax provision is different from that computed by using the U.S. statutory rate of 35% are as follows:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
                                                                   2009          2008          2007
-------------------------------------------------------------------------------------------------------
Tax at U.S. statutory rate                                         35.0%          35.0%         35.0%
Changes in taxes resulting from:
  Tax-exempt interest and dividend income                          (7.2)          56.6         (10.9)
  State taxes, net of federal benefit                                --           (3.7)           --
  Low income housing credit                                        (2.0)          27.9          (7.0)
  Foreign tax credit, net of addback                               (1.0)          15.3          (2.3)
  Taxes applicable to prior years                                   0.1           29.2          (4.0)
  Other, net                                                         --           (0.2)           --
-------------------------------------------------------------------------------------------------------
Income tax provision                                               24.9%         160.1%         10.8%
=======================================================================================================



RiverSource Life's effective tax rate was 24.9% and 160.1% for the years ended December 31, 2009 and 2008, respectively. The decrease in the effective tax rate is primarily due to pretax income for 2009 compared to a pretax loss in relation to a net tax benefit for 2008. RiverSource Life's effective tax rate for 2008 included a $39 million tax benefit related to changes in the status of current audits.

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. The significant components of RiverSource Life's deferred income tax assets and liabilities are reflected in the following table:

                                                                              DECEMBER 31,
                                                                       --------------------------
(IN MILLIONS)                                                              2009          2008
-------------------------------------------------------------------------------------------------
Deferred income tax assets:
  Liabilities for future policy benefits                                  $1,390        $1,744
  Investment related                                                         163            --
  Net unrealized losses on Available-for-Sale securities and
  derivatives                                                                 --           399
  Net operating loss and tax credit carryforwards                            185           159
  Other                                                                       --            44
-------------------------------------------------------------------------------------------------
Gross deferred income tax assets                                           1,738         2,346

Deferred income tax liabilities:
  DAC                                                                      1,264         1,168
  Investment related                                                          --           398
  Net unrealized gains on Available-for-Sale securities                      203            --
  DSIC                                                                       193           181
  Other                                                                       15            --
-------------------------------------------------------------------------------------------------
Gross deferred income tax liabilities                                      1,675         1,747
-------------------------------------------------------------------------------------------------
Net deferred income tax assets                                            $   63        $  599
=================================================================================================



RiverSource Life is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. Included in RiverSource Life's deferred tax assets is a significant deferred tax asset relating to capital losses that have been recognized for financial statement purposes but not yet for tax return purposes. Under current U.S. federal income tax law, capital losses generally must be used against capital gain income within five years of the year in which the capital losses are recognized for tax purposes. Significant judgment is required in determining if a valuation allowance should be established, and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business including the ability to generate capital gains. Consideration is given to, among other things in making this determination, (i) future taxable income exclusive of reversing temporary differences and carryforwards, (ii) future reversals of existing taxable temporary differences, (iii) taxable income in prior carryback years, and (iv) tax planning strategies.

Based on analysis of RiverSource Life's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income to enable RiverSource Life to utilize all of its deferred tax assets. Accordingly, no valuation allowance for deferred tax assets has been established as of December 31, 2009 and 2008.

Additionally, RiverSource Life has tax benefits related to net operating loss carryforwards of $16 million which expire beginning December 31, 2025 as well as tax credit carryforwards of $149 million which expire beginning December 31, 2025.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Balance at January 1                                               $(89)         $  97         $ 73
Additions (reductions) based on tax positions related to the
current year                                                          1           (165)          34
Additions for tax positions of prior years                           18             38           16
Reductions for tax positions of prior years                          (7)           (59)         (26)
-------------------------------------------------------------------------------------------------------
Balance at December 31                                             $(77)         $ (89)        $ 97
=======================================================================================================



If recognized, approximately $49 million, $30 million and $49 million, net of federal tax benefits, of the unrecognized tax benefits as of December 31, 2009, 2008 and 2007, respectively, would affect the effective tax rate.

RiverSource Life recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. RiverSource Life recognized a net reduction of $1 million, $14 million and $11 million in interest and penalties for the year ended December 31, 2009, 2008 and 2007, respectively. At December 31, 2009 and 2008, RiverSource Life had a receivable of $16 million and $15 million, respectively, related to accrued interest and penalties.

It is reasonably possible that the total amounts of unrecognized tax benefits will change in the next 12 months. However, there are a number of open audits and quantification of a range cannot be made at this time.

RiverSource Life or one or more of its subsidiaries files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions, RiverSource Life is no longer subject to U.S. federal or state and local income tax examinations by tax authorities for years before 1997. The Internal Revenue Service ("IRS"), as part of the overall examination of the American Express Company consolidated return completed its field examination of the RiverSource Life's income tax returns for 1997 through 2002 during 2008 and completed its field examination of 2003 through 2004 in the third quarter of 2009. However, for federal income tax purposes, these years continue to remain open as a consequence of certain issues under appeal. In the fourth quarter of 2008, the IRS commenced an examination of RiverSource Life's U.S. income tax returns for 2005 through 2007, which is expected to be completed in 2010. RiverSource Life or certain of its subsidiaries' state income tax returns are currently under examination by various jurisdictions for years ranging from 1998 through 2006.

On September 25, 2007, the IRS issued Revenue Ruling 2007-61 in which it announced that it intends to issue regulations with respect to certain computational aspects of the Dividends Received Deduction ("DRD") related to separate account assets held in connection with variable contracts of life insurance companies. Revenue Ruling 2007-61 suspended a revenue ruling issued in August 2007 that purported to change accepted industry and IRS interpretations of the statutes governing these computational questions. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other members of the public will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time, but they may result in the elimination of some or all of the separate account DRD tax benefit that RiverSource Life receives. Management believes that it is likely that any such regulations would apply prospectively only. Additionally, included in the Administration's 2011 Revenue Proposals is a provision to modify the DRD for life insurance companies' separate accounts, which if enacted could significantly reduce the DRD tax benefits RiverSource Life receives, prospectively, beginning in 2011. For the year ended December 31, 2009, RiverSource Life recorded a benefit of approximately $62 million related to the current year's separate account DRD.

As a result of the separation of Ameriprise Financial from American Express, RiverSource Life and subsidiaries will not be able to file a consolidated U.S. federal income tax return with other members of Ameriprise Financial's affiliated group until 2010.

The items comprising other comprehensive income (loss) are presented net of the following income tax provision (benefit) amounts:

                                                                       YEARS ENDED DECEMBER 31,
                                                               ----------------------------------------
(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized securities gains (losses)                           $166          $(302)         $28
Net unrealized derivative gains                                       2              2           --
-------------------------------------------------------------------------------------------------------
Net income tax provision (benefit)                                 $168          $(300)         $28
=======================================================================================================



15. DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable RiverSource Life to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. RiverSource Life primarily enters into derivative agreements for risk management purposes related to RiverSource Life's products and operations.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

RiverSource Life uses derivatives as economic hedges and occasionally holds derivatives designated for hedge accounting. The following table presents the balance sheet location and the gross fair value of derivative instruments, including embedded derivatives, by type of derivative and product at December 31, 2009:

                                                BALANCE                           BALANCE
DERIVATIVES NOT DESIGNATED AS HEDGING            SHEET                             SHEET
INSTRUMENTS                                    LOCATION           ASSET          LOCATION         LIABILITY
------------------------------------------------------------------------------------------------------------
                                                                   (IN                               (IN
                                                                MILLIONS)                         MILLIONS)
INTEREST RATE CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets         $176         liabilities         $  280

EQUITY CONTRACTS
                                                                               Other
  GMWB and GMAB                              Other assets          437         liabilities            474
                                                                               Other
  GMDB                                                              --         liabilities              2
  Equity indexed annuities                   Other assets            2                                 --
                                                                               Future
  Equity indexed annuities embedded                                            policy
  derivatives                                                       --         benefits                 9

OTHER
                                                                               Future
                                                                               policy
  GMWB and GMAB embedded derivatives(1)                             --         benefits               299
------------------------------------------------------------------------------------------------------------
       Total                                                      $615                             $1,064
============================================================================================================



(1) The fair values of GMWB and GMAB embedded derivatives fluctuate primarily based on changes in equity, interest rate and credit markets.

See Note 11 for additional information regarding RiverSource Life's fair value measurement of derivative instruments.

Derivatives Not Designated as Hedges
The following table presents a summary of the impact of derivatives not designated as hedging instruments on the Consolidated Statements of Income for the year ended December 31, 2009:

                                                   LOCATION OF         AMOUNT OF
                                                   GAIN (LOSS)        GAIN (LOSS)
                                                       ON                 ON
                                                   DERIVATIVES        DERIVATIVES
DERIVATIVES NOT DESIGNATED AS HEDGING              RECOGNIZED         RECOGNIZED
INSTRUMENTS                                         IN INCOME          IN INCOME
---------------------------------------------------------------------------------
                                                                          (IN
                                                                       MILLIONS)
INTEREST RATE CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses              $  (435)

EQUITY CONTRACTS
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB                                   expenses               (1,310)
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMDB                                            expenses                  (10)
                                                  Interest
                                                  credited to
                                                  fixed
  Equity indexed annuities                        accounts                    4
                                                  Interest
                                                  credited to
                                                  fixed
  Equity indexed annuities embedded derivatives   accounts                    7

OTHER
                                                  Benefits,
                                                  claims,
                                                  losses and
                                                  settlement
  GMWB and GMAB embedded derivatives              expenses                1,533
---------------------------------------------------------------------------------
     Total                                                              $  (211)
=================================================================================



RiverSource Life holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity and interest rate risk related to various RiverSource Life products and transactions.

The majority of RiverSource Life's annuity contracts contain GMDB provisions, which may result in a death benefit payable that exceeds the contract accumulation value when market values of customers' accounts decline. Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of considerations received at the beginning of the contract period, after a specified holding period, respectively. RiverSource Life economically hedges the exposure related to non-life contingent GMWB and GMAB provisions using various equity futures, equity options, total return swaps, interest rate swaptions and interest rate swaps. In the third quarter of 2009, RiverSource Life entered into a limited number of derivative contracts to economically hedge equity exposure related to GMDB provisions on variable annuity contracts written previously in 2009. At December 31, 2009, the gross notional amount of these contracts was $38.7 billion and $77 million for RiverSource Life's GMWB and GMAB provisions and GMDB provisions, respectively. The premium associated with certain of the above options is paid or received semi-annually over the life of the option contract.

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

The following is a summary of the payments RiverSource Life is scheduled to make and receive for these options:

                                                                         PREMIUMS      PREMIUMS
(IN MILLIONS)                                                             PAYABLE     RECEIVABLE
-------------------------------------------------------------------------------------------------
2010                                                                       $189           $5
2011                                                                        181            4
2012                                                                        160            3
2013                                                                        143            2
2014                                                                        118            1
2015-2024                                                                   410            4


Actual timing and payment amounts may differ due to future contract settlements, modifications or exercises of options prior to the full premium being paid or received.

Equity indexed annuities have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by RiverSource Life related to equity indexed annuities products will positively or negatively impact earnings over the life of these products. As a means of economically hedging its obligations under the provisions of these products, RiverSource Life enters into index options and occasionally enters into futures contracts. The gross notional amount of these derivative contracts was $129 million at December 31, 2009.

EMBEDDED DERIVATIVES
Certain annuities contain GMAB and non-life contingent GMWB provisions, which are considered embedded derivatives. In addition, the equity component of the equity indexed annuity product obligations is also considered an embedded derivative. As captured in the tables above, embedded derivatives are bifurcated from their host contracts and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As noted above, RiverSource Life uses derivatives to mitigate the financial statement impact of these embedded derivatives.

CASH FLOW HEDGES
RiverSource Life has amounts classified in accumulated other comprehensive income (loss) related to gains and losses associated with the effective portion of previously designated cash flow hedges. RiverSource Life reclassifies these amounts into income as the forecasted transactions impact earnings. During the year ended December 31, 2009, RiverSource Life held no derivatives that were designated as cash flow hedges.

The following is a summary of unrealized derivatives gains (losses) included in accumulated other comprehensive income (loss) related to cash flow hedges:

(IN MILLIONS)                                                      2009          2008          2007
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at January 1                     $(38)         $(40)         $(41)
Unrealized derivative losses arising during the period               --            (1)           (1)
Reclassification of realized gains(1)                                 6             5             2
Income tax provision (benefit)                                       (2)           (2)           --
-------------------------------------------------------------------------------------------------------
Net unrealized derivatives losses at December 31                   $(34)         $(38)         $(40)
=======================================================================================================



(1) Gain reclassified from Accumulated Other Comprehensive to Net Investment Income on Consolidated Statements of Income.

At December 31, 2009, RiverSource Life expects to reclassify $6 million of deferred loss on derivative instruments from accumulated other comprehensive income (loss) to earnings during the next 12 months that will be recorded in net investment income. These were originally losses on derivative instruments related to interest rate swaptions. For any hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in accumulated other comprehensive income (loss) are recognized in earnings immediately. No hedge relationships were discontinued during the years ended December 31, 2009, 2008 and 2007 due to forecasted transactions no longer being expected to occur according to the original hedge strategy. For the years ended December 31, 2009 and 2008, there were no amounts recognized in earnings on derivative transactions that were ineffective. For the year ended December 31, 2007, RiverSource Life recognized $2 million in net investment income related to ineffectiveness on its swaptions.

Currently, the longest period of time over which RiverSource Life is hedging exposure to the variability in future cash flows is 9 years and relates to interest credited on forecasted fixed premium product sales.

CREDIT RISK
Credit risk associated with RiverSource Life's derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, RiverSource Life has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master

RiverSource Life Insurance Company
--------------------------------------------------------------------------------

netting arrangements and collateral arrangements wherever practical. As of December 31, 2009, RiverSource Life held $88 million in cash and cash equivalents and recorded a corresponding liability in other liabilities for collateral RiverSource Life is obligated to return to counterparties. As of December 31, 2009, RiverSource Life had accepted additional collateral consisting of various securities with a fair market value of $22 million, which are not reflected on the Consolidated Balance Sheets. As of December 31, 2009, RiverSource Life's maximum credit exposure related to derivative assets after considering netting arrangements with counterparties and collateral arrangements was approximately $53 million.

Certain of RiverSource Life's derivative instruments contain provisions that adjust the level of collateral RiverSource Life is required to post based on RiverSource Life's financial strength rating (or based on the debt rating of RiverSource Life's parent, Ameriprise Financial). Additionally, certain of RiverSource Life's derivative contracts contain provisions that allow the counterparty to terminate the contract if RiverSource Life does not maintain a specific financial strength rating or Ameriprise Financial's debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, RiverSource Life's counterparty could require immediate settlement of any net liability position. At December 31, 2009, the aggregate fair value of all derivative instruments containing such credit risk features was $296 million. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2009 was $269 million. If the credit risk features of derivative contracts that were in a net liability position at December 31, 2009 were triggered, the additional fair value of assets needed to settle these derivative liabilities would have been $27 million.

16. COMMITMENTS AND CONTINGENCIES

At December 31, 2009 and 2008, RiverSource Life had no material commitments to purchase investments other than mortgage loan fundings. See Note 4 for additional information.

RiverSource Life's annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2009, these guarantees range up to 5.0%. To the extent the yield on RiverSource Life's invested assets portfolio declines below its target spread plus the minimum guarantee, RiverSource Life's profitability would be negatively affected.

The Securities and Exchange Commission, the Financial Industry Regulatory Authority, commonly referred to as FINRA, and several state authorities have brought proceedings challenging several mutual fund and variable product financial practices, generally including suitability, late trading, market timing, compensation and disclosure of revenue sharing arrangements. RiverSource Life has received requests for information and has been contacted by regulatory authorities concerning its practices and is cooperating fully with these inquiries.

RiverSource Life is involved in the normal course of business in a number of other legal and arbitration proceedings concerning matters arising in connection with the conduct of its business activities. RiverSource Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal, arbitration or regulatory proceedings that would have a material adverse effect on its consolidated financial condition, results of operations or liquidity. However, it is possible that the outcome of any such proceedings could have a material impact on results of operations in any particular reporting period as the proceedings are resolved.

(RIVERSOURCE INSURANCE LOGO)

RiverSource Life Insurance Company
829 Ameriprise Financial Center
Minneapolis, MN 55474
1 (800) 333-3437

           RiverSource Distributors, Inc. (Distributor), Member FINRA.
Insurance and annuity products are issued by RiverSource Life Insurance Company.
     Both companies are affiliated with Ameriprise Financial Services, Inc.
      (C)2008-2010 RiverSource Life Insurance Company. All rights reserved. S-6199 M (4/10)